     As filed with the Securities and Exchange Commission on January 9, 1996

                                                                File No. 2-34215
                                                               File No. 811-1911


--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 46


                                       and


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 27



--------------------------------------------------------------------------------

                        SCHRODER CAPITAL FUNDS (DELAWARE)
               (Exact Name of Registrant as Specified in Charter)
                     (formerly SCHRODER CAPITAL FUNDS, INC.)
                   Two Portland Square, Portland, Maine 04101
               (Address of Principal Executive Office) (Zip Code)

        Registrant's Telephone Number, including Area Code: 207-879-1900


--------------------------------------------------------------------------------

                             Thomas G. Sheehan, Esq.
                         Forum Financial Services, Inc.
                   Two Portland Square, Portland, Maine  04101
                     (Name and Address of Agent for Service)

                          Copies of Communications to:
                             Scott M. Shepard, Esq.
                            Jacobs Persinger & Parker
                    77 Water Street, New York, New York 10005


--------------------------------------------------------------------------------

It is proposed that this filing will become effective:


  X       immediately upon filing pursuant to Rule 485, paragraph (b)
-----

          on January 9, 1996 pursuant to Rule 485, paragraph (b)
-----

          60 days after filing pursuant to Rule 485, paragraph (a)(i)
-----

          on [     ] pursuant to Rule 485, paragraph (a)(i)
-----
          75 days after filing pursuant to Rule 485, paragraph (a)(ii)
-----

          on [     ] pursuant to Rule 485, paragraph (a)(ii)
-----

          this post-effective amendment designates a new effective date for a
-----     previously filed post-efffective amendment.



The Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 (the "1933 Act") pursuant to Rule 24f-2 under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's fiscal year ended October 31,

1995 was filed with the Commission on about December 28, 1995. INTERNATIONAL EQUITY FUND AND SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO OF REGISTRANT ARE STRUCTURED AS MASTER-FEEDER FUNDS. THIS AMENDMENT INCLUDES A MANUALLY EXECUTED SIGNATURE PAGE FOR THE MASTER FUNDS.

Effective January 9, 1995, Schroder Capital Funds, Inc. (the "Company"), a Maryland Corporation, reorganized as Schroder Capital Funds (Delaware) (the "Trust"), a Delaware business trust. The Trust hereby files this Post-Effective Amendment to the Registration Statement of the Company and expressly adopts the Registration Statement of the Company as its own for all purposes of the 1933 Act, the Securities Exchange Act of 1934, and the 1940 Act.

                          SCHRODER CAPITAL FUNDS, INC.

                                    FORM N-1A

                              CROSS REFERENCE SHEET

                                     PART A


Form N-1A
 Item No.          (Caption)                   Location in Prospectus (Caption)
---------   ----------------------             --------------------------------

1.          Cover Page                         Cover Page

2.          Synopsis                           The Fund

3.          Condensed Financial Information    Not Applicable

4.          General Description of             The Fund - Investment Objective;
            Registrant                         Investment Policies; Investment
                                               Restrictions; Special Risk
                                               Considerations; Additional
                                               Investment Policies

5.          Management of the Fund             Management  of the Fund - Board
                                               of Directors; Investment Adviser
                                               and Portfolio Manager;
                                               Administrative Services; Service
                                               Organizations; Other Expenses;
                                               Portfolio Transactions; Other
                                               Information - Custodian and
                                               Transfer Agent

5A.         Management's Discussion of         Not Applicable
            Fund Performance

6.          Capital Stock and                  Other Information -
            Other Securities                   Capitalization and Voting;
                                               Shareholder Inquiries; Dividends,
                                               Distributions and Taxes

7.          Purchase of Securities             Investment in the Fund - Being
                                               Offered Purchase of Shares;
                                               Retirement Plans; Individual
                                               Retirement Accounts; Net Asset
                                               Value; Management of the Fund -
                                               Distribution

8.          Redemption or Repurchase           Investment in the Fund -
                                               Redemption of Shares; Net Asset
                                               Value

9.          Pending Legal Proceedings          Not Applicable

                                     PART B

Form N-1A                                      Location in Statement of
 Item No.          (Caption)                   Additional Information (Caption)
---------   ----------------------             --------------------------------

10.         Cover Page                         Cover Page

11.         Table of Contents                  Table of Contents

12.         General Information and History    Other Information - Organization

13.         Investment Objectives and Policies Investment Policies; Investment
                                               Restrictions

14.         Management of the Fund             Management - Officers and
                                               Directors

15.         Control Persons and Principal      Not Applicable
            Holders of Securities

16.         Investment Advisory and            Management - Investment Adviser;
            Other Services                     Officers and Directors;
                                               Administrative Services;
                                               Distribution of Fund Shares; Fees
                                               and Expenses;  Portfolio
                                               Transactions - Brokerage and
                                               Research Services;  Other
                                               Information - Custodian and
                                               Transfer Agent; Independent
                                               Accountants

17.         Brokerage Allocation and           Portfolio Transactions
            Other Practices

18.         Capital Stock and Other            Other Information -
            Securities                         Capitalization and Voting

19.         Purchase, Redemption and Pricing   Determination of Net Asset Value
            of Securities Being Offered        Per Share

20.         Tax Status                         Taxation

21.         Underwriters                       Management - Distribution of Fund
                                               Shares; Fees and Expenses

22.         Calculation of Performance Data    Other Information - Performance
                                               Information

23.         Financial Statements               Financial Statements

                            INTERNATIONAL EQUITY FUND
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

--------------------------------------------------------------------------------

GENERAL INFORMATION:     (207) 879 8903
ACCOUNT INFORMATION:     (800) 344 8332
FAX:                     (207) 879 6206

--------------------------------------------------------------------------------

       SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. - INVESTMENT ADVISER
           SCHRODER FUND ADVISORS, INC. - ADMINISTRATOR & DISTRIBUTOR

International Equity Fund (the "Fund") is a separately-managed, diversified portfolio of Schroder Capital Funds (Delaware) (the "Trust"), an open-end management investment company currently consisting of five separate portfolios, each of which has different investment objectives and policies. The Fund's investment objective is capital appreciation through investment in securities markets outside the United States. All international investments involve special risks in addition to those risks associated with investments in general and there can be no assurance that the Fund's objective will be achieved.

THE FUND CURRENTLY SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY HOLDING, AS ITS ONLY INVESTMENT SECURITIES, THE SECURITIES OF INTERNATIONAL EQUITY FUND (THE "PORTFOLIO"), A SEPARATE PORTFOLIO OF A REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND POLICIES AS THE FUND. SEE "OTHER INFORMATION - FUND STRUCTURE."

Shares of the Fund are offered for sale at net asset value with no sales charge as an investment vehicle for individuals, institutions, corporations and fiduciaries. The Fund is authorized to pay expenses related to the distribution of its shares. The minimum initial investment is $2,500, except that the minimum for an Individual Retirement Account is $250. The minimum subsequent investment is $100.


This prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information (the "SAI") dated January 9, 1996 and as supplemented from time to time containing additional and more detailed information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing or calling the Fund at the address and telephone numbers printed above.


   This prospectus should be read and retained for information about the Fund.

THE SHARES OFFERED HEREBY ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE OF A BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE SYSTEM, OR ANY FEDERAL AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



This Prospectus is dated January 9, 1996.

THE FUND

INTRODUCTION


The Fund is a separately-managed, diversified portfolio of the Trust, a Delaware business trust registered as an open-end management investment company under the Investment Company Act of 1940 (the "Act"). The Trust currently consists of five separate portfolios, each of which has separate investment objectives and policies.


Currently, the Fund invests exclusively in the Portfolio, a series of Schroder Capital Funds ("Core Trust"), itself a registered open-end management investment company. Accordingly, the investment experience of the Fund will correspond directly with the investment experience of the Portfolio. See "Other Information
- Fund Structure." The Portfolio has the same investment objective and policies as the Fund.

The Fund's investment adviser is Schroder Capital Management International Inc. ("SCMI"). Schroder Fund Advisors Inc. ("Schroder Advisors") serves as Administrator and Distributor of the Fund, and Forum Financial Services, Inc. ("Forum") is its Sub-Administrator. Effective July 5, 1995, Schroder Advisors changed its name from Schroder Capital Distributors Inc.


SCMI will not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio or any other investment company. The Portfolio, however, pays an advisory fee to SCMI which the Fund indirectly bears through investment in the Portfolio.


FEE TABLE

     The table below shows the costs and expenses that an investor would incur as a shareholder of the Fund, based upon the Fund's annual operating expenses for the fiscal year ended October 31, 1995.




Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases (as a percentage of the offering price) . . . . . . . . . . . . . . . . . . . . None
     Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of the offering price). . . . . . . . . . . . . . . None
     Deferred Sales Load (as a percentage of the redemption proceeds). . . . . . . . . . . . . . . . . . . . . . . . . . . . None
     Redemption Fees (as a percentage of the amount redeemed). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . None
     Exchange Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . None
Annual Fund Operating Expenses (as a percentage of average net assets, after fee waivers and expense reimbursements)
     Management Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0.71%
     12b-1 Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0.00%
     Other Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0.28%
     Total Fund Operating Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0.99%


This expense information has been restated to reflect the Fund's current fees and includes the Fund's pro rata portion of all operating expenses of the Portfolio, which will be borne indirectly by Fund shareholders. The Trust's Board of Trustees believes that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in foreign securities. Investment advisory fees are those incurred by the Portfolio; as long as its assets are invested in the Portfolio, the Fund pays no investment advisory fees directly. Absent fee waivers and expense reimbursements, Management Fees, Other Expenses and Total Operating Expenses would be 0.80%, 0.30% and 1.10%, respectively.

The Fund has adopted a Distribution Plan under Rule 12b-1 of the Act generally authorizing it to pay directly or reimburse Schroder Advisors for costs and expenses incurred in connection with the distribution of Fund shares. Such payment or reimbursement is subject to a limit of 0.50% per annum of the Fund's average daily net assets. Costs or expenses in excess of this limit may not be carried forward to future years. See "Management of the Fund - Distribution" below. The Fund will make no payments under the Distribution Plan until the Board of Trustees specifically further so authorizes. No payments have been made under the Distribution Plan since the Fund became a portfolio of the Trust.

In addition to and distinct from payments authorized under the Rule 12b-1 Plan, the Board has authorized the Fund generally to pay service organizations fees at an annual rate of up to 0.25% of the Fund's daily net assets for administrative services related to maintaining shareholder accounts. See "Management of the Fund -- Service Organizations." The Fund will make no payments to Service Organizations until the Board of Trustees further specifically so authorizes such payments. Some Service Organizations may impose additional direct charges on investors, such as a direct fee for servicing. If imposed, these charges would be in addition to any amounts which might be paid to the Service Organization by the Fund. For a description of the other types of expenses included in the category "Other Expenses," see "Management of the Fund - Other Expenses." In the event that the Board of Trustees specifically authorizes payments under the Rule 12b-1 Plan and/or payments to Service Organizations, long term shareholders of the Fund may pay aggregate sales charges totalling more than the economic equivalent of the maximum front-end sales charge permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc.


SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund to the extent that the Fund's total expenses exceed 0.99% of the Fund's average daily net assets. While SCMI and Schroder Advisors have waived portions of their fees in prior fiscal years, neither of them did so in the fiscal year ended October 31, 1995.


The purpose of this table is to assist the shareholder in understanding the various costs and expenses that an investor in the Fund will bear.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) a 5% gross annual return and (2) redemption at the end of each time period:


                         1 year. . . . . . . . . . .$10
                         3 years . . . . . . . . . .$32
                         5 years . . . . . . . . . .$55
                         10 years. . . . . . . . . $121

The example shown should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return; the actual return may be greater or less than the assumed amount.

FINANCIAL HIGHLIGHTS


The following financial highlights of the Fund are presented to assist investors in evaluating the performance of the Fund for the periods shown. The data shown pertains to the portfolio of Fund Source prior to the August 1, 1989 effective date of that portfolio's reorganization as a portfolio of the Trust, and to the portfolio of the Trust thereafter. The financial highlights have been audited by Coopers & Lybrand L.L.P., independent accountants to the Fund, for all periods after the year ended September 30, 1988. The information for other periods is not presented herein as audited. The Fund's financial statements for the year ended October 31, 1995 and independent accountants' report thereon are contained in the Fund's Annual Report to Shareholders and are incorporated by reference into the SAI. Further information about the performance of the Fund is contained in the Annual Report, which may be obtained without charge by writing or calling the Fund at the address or telephone numbers appearing on the cover of this Prospectus.


Financial Highlights - For a Share Outstanding Throughout the Year:




                             Year           Year          Year          Year           Year           Year
                             ended          ended         ended         ended          ended          ended
                            10/31/95       10/31/94      10/31/93      10/31/92       10/31/91       10/31/90
Net Asset Value,
  Beginning of Period         23.17          20.38         15.15         16.22          17.70        18.20

Investment Operations
  Net Investment
   Income                      0.46           0.18          0.08          0.25           0.25         0.15
  Net Realized Income         (0.18)          2.69          5.27         (1.04)         (0.25)        (0.12)
Total from Investment
  Operations                   0.28           2.87          5.35         (0.79)          0.00         0.03

Distributions
  Dividends from Net
   Investment Income              -          (0.08)        (0.12)        (0.23)         (0.25)        (0.16)
  Distribution from
   Realized Capital
   Gains                      (2.54)             -             -         (0.05)         (1.23)        (0.37)
Total Distributions           (2.54)         (0.08)        (0.12)        (0.28)         (1.48)        (0.53)

Net Asset Value,
  End of Period               20.91          23.17         20.38         15.15          16.22        17.70

Total Return                  2.08%         14.10%        35.54%        (4.93%)         0.45%        (0.07%)

Ratio/Supplementary Data
Net Assets,
  End of Period
   (Thousands)              212,330        500,504       320,550       159,556        108,398       62,438
Ratio of Expenses to
  Average Net Assets          0.91%          0.90%         0.91%         0.93%          1.07%        1.12%
Ratio of Net Investment
  Income to Average
   Net Assets                 0.99%          0.94%         0.87%         1.62%          1.59%        0.83%
Portfolio Turnover
  Rate                       61.26%         25.17%        56.05%        49.42%         50.58%       55.91%


                             Month          Year          Year          Year          12/20/85
                             ended          ended         ended         ended            to
                            10/31/89        9/30/89       9/30/88       9/30/87        9/30/86
Net Asset Value,
  Beginning of Period         18.95          14.40         18.02         14.07         10.00

Investment Operations
  Net Investment
   Income                      0.03           0.20          0.05         (0.07)         0.02
  Net Realized Income         (0.78)          4.44         (2.34)         4.71          4.05
Total from Investment
  Operations                  (0.75)          4.64         (2.29)         4.64          4.07

Distributions
  Dividends from Net
   Investment Income           0.00          (0.04)         0.00         (0.02)         0.00
  Distribution from
   Realized Capital
   Gains                       0.00          (0.05)        (1.33)        (0.67)         0.00
Total Distributions            0.00          (0.09)        (1.33)        (0.69)         0.00
Net Asset Value,
  End of Period               18.20          18.95         14.40         18.02         14.07

Total Return                 (4.01%)         32.2%        (0.12%)        34.8%         39.2%

Ratio/Supplementary
Data
Net Assets,
  End of Period
   (Thousands)               49,740         48,655        29,917        32,553         9,152

Ratio of Expenses to
  Average Net Assets         1.12%*          1.12%         1.30%         1.64%        2.47%*
Ratio of Net Investment
  Income to Average
   Net Assets                2.29%*          1.27%         0.38%        (0.42%)        (0.12%)*
Portfolio Turnover
  Rate                      21.98%*         72.25%        86.19%        84.97%       77.53%*



*Annualized

INVESTMENT OBJECTIVE

The Fund is designed for U.S. investors who desire to achieve international diversification of their investments by participating in foreign securities markets. Because international investments generally involve risks in addition to those risks associated with investments in the U.S., the Fund should be considered only as a vehicle for international diversification and not as a complete investment program. The investment objective of the Fund is long-term capital appreciation through investment in securities markets outside the U.S. Investment securities are selected on the basis of their potential for capital appreciation without regard for current income. There is no assurance that the Fund will achieve its objective.

The Fund currently seeks to achieve its investment objective by investing all of its investment assets in the Portfolio, which has the same investment objective. The Fund and the Portfolio have the same investment policies, which are discussed below. As the Fund has the same investment policies as the Portfolio and currently invests all of its assets in the Portfolio, investment policies are discussed with respect to the Portfolio only. Additional information concerning the investment policies of the Fund and Portfolio, including additional fundamental policies, is contained in the SAI.

The investment objective and all investment policies of each of the Fund and the Portfolio that are designated as fundamental may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund or the Portfolio, as applicable. Unless otherwise indicated, all other investment policies are not fundamental and may be changed by the Board of Trustees without prior approval of the shareholders of the Fund. Likewise, nonfundamental investment policies of the Portfolio may be changed by Core Trust's board of trustees without shareholder approval. For more information concerning shareholder voting, see "Other Information - Capitalization and Voting" and "Other Information - Fund Structure."

By investing solely in the Portfolio, the Fund may achieve certain efficiencies and economies of scale. Nonetheless, this investment could also have potential adverse effects on the Fund. Investors in the Fund should consider these risks, as described under "Other Information - Fund Structure."

INVESTMENT POLICIES


The Fund has a fundamental investment policy that allows it to invest all of its investment assets in the Portfolio. All other investment policies of the Fund and the Portfolio are substantially the same. Therefore, although the following discusses the investment policies of the Portfolio (and the responsibilities of Core Trust's Board of Trustees), it applies equally to the Fund (and the Trust's Board of Trustees).


The Portfolio will normally invest at least 65% of its total assets in equity securities of companies domiciled outside the U.S. The Portfolio may also invest in the securities of closed-end investment companies investing primarily in foreign securities and in debt obligations of foreign governments, international organizations and foreign corporations. Investment will be diversified among securities of many issuers in many countries including, but not limited to, Japan, Germany, the United Kingdom, France, Italy, Belgium, Switzerland, the Netherlands, Hong Kong, Singapore/Malaysia, and Australia.

The Portfolio may enter into forward contracts to purchase or sell foreign currencies in anticipation of the currency requirements of the Portfolio and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss to the Portfolio due to a decline in the value of the currency which is sold, they also limit any possible gain which might result should the value of such currency rise.

For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect to) short-term debt securities, including U.S. Treasury bills, other short-term U.S. Government securities, certificates of deposit and bankers' acceptances of U.S. banks. The Portfolio may hold cash and time deposits in foreign banks denominated in any major foreign currency. In transactions involving "repurchase agreements," the Portfolio purchases securities from a bank or broker-dealer who agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. The securities purchases by the Portfolio have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's custodian bank until repurchased. See "Investment Policies" in the SAI for further information about all these securities.

INVESTMENT RESTRICTIONS


The following investment restrictions of the Portfolio, which are the same as those of the Fund, are designed to reduce the Portfolio's exposure in specific situations. Pursuant to these restrictions, which are fundamental policies:


a) The Portfolio will not invest more than 5% of its assets in the securities of any single issuer. (This restriction does not apply to securities issued by the U.S. Government, its agencies or instrumentalities.)

b) The Portfolio will not purchase more than 10% of the voting securities of any one issuer. Moreover, the Portfolio will not purchase more than 3% of the outstanding securities of any closed-end investment company. (Any such purchase of securities issued by a closed-end investment company will otherwise be made in full compliance with Sections 12(d)(1)(a)(i), (ii) and (iii) of the Act.)

c) The Portfolio will not invest more than 10% of its assets in "restricted securities" which include (i) securities which are not readily marketable and
(ii) securities of issuers having a record (together with all predecessors) of less than three years of continuous operation.


d) The Portfolio will not invest 25% or more of its total assets in any one industry.

e) The Portfolio will not borrow money, except from banks for temporary emergency purposes and then only in an amount not exceeding 5% of the value of the total assets of the Portfolio.

f) The Portfolio will not pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of the total assets of the Portfolio.


As a non-fundamental policy, which may be changed by Core Trust's Board of Trustees without prior shareholder approval, the Portfolio will not invest in securities that are not readily marketable. This policy does not include restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by SCMI pursuant to guidelines adopted by Core Trust's Board of Trustees. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Portfolio's holdings of those securities may be illiquid.



SPECIAL RISK CONSIDERATIONS


All investments, domestic and foreign, involve certain risks. Investment in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. In general, the Portfolio will invest only in securities of companies and governments in countries which SCMI, in its judgment, considers both politically and economically stable. Nevertheless, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital and changes in foreign governmental attitudes towards private investment possibly leading to nationalization, increased taxation or confiscation of Portfolio assets.

Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to the Portfolio's, and thus the Fund's, shareholders; commission rates payable on foreign portfolio transactions are generally higher than in the U.S.; accounting, auditing and financial reporting standards differ from those in the U.S. and this may mean that less information about foreign companies may be available than is generally available about issuers of comparable securities in the U.S.; and foreign securities often trade less frequently and with less volume than U.S. securities and consequently may exhibit greater price volatility.

Changes in foreign exchange rates will also affect the value in the U.S. dollars of all foreign currency-denominated securities held by the Portfolio. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult if not impossible to predict.

Because most of the Portfolio's income will be received and realized in foreign currencies and the Portfolio will be required to compute and distribute income in U.S. dollars, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Portfolio's income has been earned and thereafter computed into U.S. dollars may require the Portfolio to liquidate some portfolio securities to acquire sufficient U.S. dollars to make such distributions. Similarly, if the exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust. The Trustees are Peter E. Guernsey, Ralph E. Hansmann, John I. Howell, Laura E. Luckyn-Malone, Clarence F. Michalis, Hermann
C. Schwab and Mark J. Smith. The business and affairs of the Portfolio are managed under the direction of the board of trustees of Core Trust. Additional information regarding the Trustees and executive officers of the Trust, as well as Core Trust's trustees and executive officers, may be found in the SAI under the heading "Management - Trustees and Officers."

INVESTMENT ADVISER AND PORTFOLIO MANAGER

The Fund currently invests all of its assets in the Portfolio. Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019, serves as investment adviser to the Portfolio pursuant to an Investment Advisory Contract. Through its London, England branch SCMI manages the investment and reinvestment of the assets included in the Portfolio's investment portfolio and continuously reviews, supervises and administers the Portfolio's investments. In this regard, it is the responsibility of SCMI to make decisions relating to the Portfolio's investments and to place purchase and sale orders regarding such investments with brokers or dealers selected by it in its discretion.

SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in seventeen countries world-wide. The Schroder Group specializes in providing investment management services with assets under management currently in excess of $90 billion.


The Fund may withdraw its investment from the Portfolio at any time if the Board of Trustees determines that it is in the best interests of the Fund and its shareholders to do so. See "Other Information - Fund Structure." Accordingly, the Fund has retained SCMI as its investment adviser to manage the Fund's assets in the event the Fund so withdraws its investment. For its services with respect to advisory services it performs directly for the Fund, the Fund pays SCMI a monthly advisory fee equal on an annual basis to 0.50% of the first $100 million of its average daily net assets; 0.40% of the next $150 million of average daily net assets and 0.35% of average daily net assets in excess of $250 million. SCMI will not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio or any other investment company. The Fund began pursuing its investment objective through investment in the Portfolio on November 1, 1995. For the fiscal year ended October 31, 1995, the Fund paid SCMI an advisory fee of 0.45% of its average net assets.



For its services with respect to the Portfolio, SCMI receives a monthly advisory fee equal on an annual basis to 0.45% of the average daily net assets of the Portfolio, which the Fund indirectly bears through investment in the Portfolio. The investment advisory contract between SCMI and Core Trust with respect to the Fund is the same in all material respects as the Portfolio's Investment Advisory Contract except as to the parties, the fees payable thereunder, the circumstances under which fees will be paid and the jurisdiction whose laws govern the agreement.



The Fund invests all of its assets in the Portfolio and, accordingly, there is currently no portfolio manager for the Fund. The investment management team of Mark J. Smith, a Trustee and Vice President of the Trust, and Laura Luckyn-Malone, a Trustee and President of the Trust, with the assistance of an investment committee, is primarily responsible for managing the day-to-day operations of the Portfolio's investment portfolio. Mr. Smith, who has managed the Fund's portfolio since October 1989, has been a First Vice President of SCMI since April 1990 and a Director thereof since April 1993. He has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1983. Ms. Luckyn-Malone, who joined the Fund's investment management team in 1995, has been a Senior Vice President and Director of SCMI since 1990. Prior to joining the Schroder Group, she was a Principal of Scudder, Stevens & Clark, Inc.


ADMINISTRATIVE SERVICES

On behalf of the Fund, the Trust has entered into an Administrative Services Contract with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019. The Trust and Schroder Advisors have entered into a Sub-Administration Agreement with Forum. Pursuant to their agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations, other than the investment management and administrative services provided to the Fund by SCMI pursuant to the Investment Advisory Contract. Schroder Advisors is a wholly-owned subsidiary of SCMI. For these services, Schroder Advisors receives from the Fund a fee, payable monthly, at the annual rate of 0.20% of the average daily net assets of the Fund. Payment for Forum's services is made by Schroder Advisors and is not a separate expense of the Fund. Schroder Advisors and Forum provide similar services to the Portfolio, for which Schroder Advisors is separately compensated at an annual rate of 0.15 % of the average daily net assets of the Portfolio, a portion of which Forum receives for its services with respect to the Portfolio.


For the fiscal year ended October 31, 1995, the Fund paid Schroder Advisors a fee of 0.22% of its average net assets.

CODE OF ETHICS

The Fund, the Portfolio, the Trust, SCMI, Schroder Advisors, and Schroders Incorporated have adopted a code of ethics which contains a policy on personal securities transactions by "access persons," including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

DISTRIBUTION

Schroder Advisors acts as distributor of the Fund's shares. Schroder Advisors was organized in 1989 and registered as a broker-dealer to serve as an administrator and distributor of the Fund and other mutual funds. Under the Distribution Plan (the "Plan") adopted by the Trust on behalf of the Fund, the Trust is authorized generally to pay directly or reimburse Schroder Advisors, the "Distributor" of Fund shares, monthly for costs and expenses incurred in connection with the distribution of Fund shares. Such payment or reimbursement is subject to a limit of 0.50% per annum of the Fund's average daily net assets. Payment or reimbursement may be for various types of costs, including: (1) advertising expenses, including advertising by radio, television, newspapers, magazines, brochures, sales literature, or direct mail, (2) costs of printing prospectuses and other materials to be given or sent to prospective investors,
(3) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Fund shares and (4) payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Fund shares ("trail fees"). Such payments to broker-dealers may be in amounts up to 0.50% per annum of the Fund's average daily net assets. The Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount (0.50% per annum of the Fund's average daily net assets) payable under the Plan in that year. Costs or expenses in excess of the 0.50% per annum limit may not be carried forward to future years. Salary expenses of salesmen who are responsible for marketing shares of the Fund may be allocated to various portfolios of the Trust that have adopted a Plan similar to that of the Fund on the basis of average net assets; travel expenses may be allocated to, or divided among, the particular portfolios of the Trust for which they are incurred. The Fund will make no payments under the Distribution Plan until the Board of Trustees specifically further so authorizes.

SERVICE ORGANIZATIONS

Various banks, trust companies, broker-dealers (other than Schroder Advisors) or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Fund, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations (which may vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum or subsequent investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

OTHER EXPENSES

The Fund bears all costs of its operations other than expenses specifically assumed by Schroder Advisors or SCMI, including those expenses it indirectly bears through its investment in the Portfolio. The costs borne by the Fund include legal and accounting expenses; Trustees' fees and expenses; insurance premiums, custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. See "Management" in the SAI. Trust expenses directly attributed to the Fund are charged to the Fund; other expenses are allocated proportionately among all the portfolios of the Trust in relation to the net assets of each portfolio. For the fiscal year ended October 31, 1995, the Fund's expenses were 0.91% of its average net assets. During the early part of fiscal year 1995 there was a significant redemption from the Fund by an institutional investor, who invested the proceeds thereof into other funds advised by SCMI, which increased the Fund's expense ratio.

SCMI and Schroder Advisors have voluntarily undertaken to assume certain expenses of the Fund (or waive their respective fees), which applies to fees and expenses paid by the Fund as well as fees and expenses paid by the Portfolio of which the Fund bears its pro rata portion. This undertaking is designed to place a maximum limit on Fund expenses (including all fees to be paid to SCMI and Schroder Advisors but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) of 0.99% of the average daily net assets the Fund. This expense limitation cannot be withdrawn except by a majority vote of the Independent Trustees. If expense reimbursements are required, they will be made on a monthly basis. SCMI will reimburse the Fund for four-fifths of the amount required and Schroder Advisors, the remaining one-fifth; provided, however, that neither SCMI nor Schroder Advisors will be required to make any reimbursements or waive any fees in excess of the fees payable to them by the Fund on a monthly basis for their respective advisory and administrative services. This undertaking to reimburse or waive expenses supplements any applicable state expense limitation.

PORTFOLIO TRANSACTIONS

The Investment Advisory Contract authorizes and directs SCMI to place orders for the purchase and sale of the Portfolio's investments with brokers and dealers selected by SCMI in its discretion and to seek "best execution" of such portfolio transactions. The Portfolio may pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to the Portfolio than would be the case for comparable transactions effected on U.S. securities exchanges.

Subject to the Portfolio's policy of obtaining the best price consistent with quality of execution on transactions, SCMI may employ Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of SCMI, to effect transactions of the Portfolio on certain foreign securities exchanges. Because of the affiliation between SCMI and Schroder Securities, the Portfolio's payment of commissions to Schroder Securities is subject to procedures adopted by Core Trust's board of trustees to provide that such commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Portfolio's brokerage will be directed to Schroder Securities and in no event will Schroder Securities receive such brokerage in recognition of research services.

INVESTMENT IN THE FUND

PURCHASE OF SHARES

Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions. Shares of the Fund are offered at the net asset value next determined after receipt of a Purchase Order (at the address set forth below) without any sales charge as an investment vehicle for individuals, institutions, corporations and fiduciaries. Prospectuses, sales material and applications can be obtained from the Trust or Forum Financial Corp., the Fund's Transfer Agent. See "Other Information -Shareholder Inquires."

The minimum initial investment is $2,500, except that the minimum initial investment for an Individual Retirement Account is $250. The minimum subsequent investment is $100. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

Initial and subsequent purchases may be made by mailing a check (in U.S. dollars), payable to International Equity Fund, to:

          International Equity Fund
          P.O. Box 446
          Portland, Maine 04112

In the case of an initial purchase, the check must be accompanied by a completed Account Application.

Service Organizations (on behalf of customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund at the following address:

          Chase Manhattan Bank
          New York, NY
          ABA No.: 021000021
          For Credit To: Forum Financial Corp.
          Acct. No.: 910-2-718187
          Ref.: International Equity Fund
          Account of: (shareholder name)
          Account Number: (shareholder account number)

The wire order must specify the name of the Fund, the account name and number, address, confirmation number, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. Where the initial purchase is by wire, an account number will be assigned and a Account Application must be completed and mailed to the Fund. Purchase requests by wire that are received prior to 4:00 p.m. (New York City Time) will be processed at the net asset value determined as of that day. Purchase requests by wire that are received after 4:00 p.m. (New York City Time) will be processed at the net asset value determined as of the next day that the New York Stock Exchange is open for trading.

For each shareholder of record, the Fund's Transfer Agent, as the shareholder's agent, establishes an open account to which all shares purchased are credited, together with any dividends and capital gains distributions which are paid in additional shares. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by specific written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

Purchases may also be made through broker-dealers who assist their customers in purchasing shares of the Fund. Such broker-dealers may charge their customers a service fee for processing orders to purchase or sell shares of the Fund.

RETIREMENT PLANS

Shares of the Fund are offered in connection with tax-deferred retirement plans. Applications forms and further information about these plans, including applicable fees, are available upon request. The Federal Income tax treatment of contributions to retirement plans has been substantially affected by recently enacted Federal tax legislation. Before investing in the Fund through one of these plans, an investor should consult his or her tax advisor.

INDIVIDUAL RETIREMENT ACCOUNTS

Shares of the Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). An Internal Revenue Service-approved IRA plan naming The First National Bank of Boston as custodian is available from the Trust or the Fund's Transfer Agent. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. IRAs are available to individuals who receive compensation or earned income, and their spouses, whether or not they are active participants in a tax-qualified or Government-approved retirement plan. An IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover.

REDEMPTION OF SHARES

Shares of the Fund will be redeemed at their next determined net asset value following receipt by the Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form. See "Net Asset Value." Redemption requests by telephone or wire may be made between the hours of 9:00 a.m. and 6:00 p.m. (New York City Time) on each day that the New York Stock Exchange is open for trading. Redemption requests by telephone or wire that are received prior to 4:00 p.m. (New York City Time) will be processed at the net asset value determined as of that day. Redemption requests by telephone or wire that are received after 4:00 p.m. (New York City Time) will be processed at the net asset value determined as of the next day that the New York Stock Exchange is open for trading.

BY TELEPHONE. Redemption requests may be made by telephoning the Transfer Agent at 800-344-8332. Shareholders must provide the Transfer Agent with the shareholder's account number, the exact name in which the shares are registered and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the Account Application. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by Forum to confirm that such instructions are genuine. If such procedures are followed, neither Forum nor the Trust will be liable for any losses due to unauthorized or fraudulent redemption requests. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

WRITTEN REQUESTS. Redemptions may be made by letter to the Fund, specifying the dollar amount or number of shares to be redeemed and account number, and sent to:

          International Equity Fund
          P.O. Box 446
          Portland, Maine 04112

The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Fund's Transfer Agent. Such institutions may include certain banks, broker-dealers (including municipal and government securities brokers and dealers), credit unions, securities exchanges and associations, clearing agencies and savings associations. (Notaries public are not acceptable.) Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the Account Information telephone number appearing on the cover of this Prospectus.

If shares to be redeemed are held in certificate form, the certificates must be enclosed with the letter and the assignment form on the back of the certificates, or an assignment separate from the certificates (but accompanied by the certificates), must be signed by all owners in exactly the same way the name or names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

Checks for redemption proceeds will normally be mailed within seven days but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been cleared, which may take up to 15 calendar days. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, (ii) the SEC has by order permitted such suspension, or (iii) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.

If the Board of Trustees should determine that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Fund will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information - Redemption in Kind" in the SAI.

The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.

Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account (other than an IRA) if at any time the total investment does not have a value of at least $2,000 unless the value of the account shall have fallen below such amount solely as a result of market activity. An affected shareholder would be notified that the value of his account was less than $2,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least the $2,000 level.

NET ASSET VALUE

The net asset value per share of the Fund is calculated at 4:00 p.m. (New York City Time), Monday through Friday, on each day that the New York Stock Exchange is open for trading (which excludes the following national business holidays:
New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). Net asset value per share is calculated by dividing the aggregate value of the Fund's assets less all liabilities by the number of shares of the Fund outstanding. Portfolio securities listed on the recognized stock exchanges are valued at the last reported trade price, prior to the time when the assets are valued, on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last trade prices are not available are valued at mid-market prices. Securities traded in over-the-counter markets, or listed securities for which no trade is reported on the valuation date, are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees.

Trading in securities on European and Far Eastern Securities exchanges and over-the-counter markets may not take place on every day that the New York Stock Exchange is open for trading. Furthermore, trading takes place in various foreign markets on days on which the Fund's net asset value is not calculated. If events materially affecting the value of foreign securities occur between the time when their price is determined and the time when net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Board of Trustees.

All assets and liabilities of the Fund denominated in foreign currencies are converted to U.S. dollars at the mid price of such currencies against U.S. dollars last quoted by a major bank prior to the time when the net asset value of the Fund is calculated.

DIVIDENDS, DISTRIBUTIONS AND TAXES

THE FUND

The Fund intends to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. As a regulated investment company, the Fund intends to distribute substantially all of its net investment income and its net realized long term capital gains at least annually and therefore intends not to be subject to Federal income tax to the extent it distributes such income and capital gains in the manner required under the Code.

The Fund intends to elect, pursuant to Section 853 of the Code if the Fund is eligible to do so, to permit shareholders to take a credit (or a deduction) for foreign income taxes paid by the Fund. Each shareholder should include in his report of gross income in his Federal income tax return both cash dividends received by him from the Fund and also the amount which the Fund advises him is his pro rata portion of foreign income taxes paid with respect to, or withheld from, dividends and interest paid to the Fund from its foreign investments. Each shareholder then would be entitled, subject to certain limitations, to take a foreign tax credit against his Federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

The Fund intends to declare and pay as a dividend substantially all of its net investment income annually and to distribute any net realized long-term capital gains at least annually. Dividend and capital gains distributions will be reinvested automatically in additional shares of the Fund at net asset value unless the shareholder has notified the Fund in his Account Application or otherwise in writing of his election to receive distributions in cash.

Dividend and capital gains distributions are made on a per share basis. After every distribution the value of a share declines by the amount of the distribution. Purchases made shortly before a distribution include in the purchase price the amount of the distribution which will be returned to the investor in the form of a taxable dividend or capital gains distribution.

For Federal income tax purposes, distributions of the Fund's net taxable income will be taxable to shareholders as ordinary income whether they are invested in additional shares or received in cash. Distributions of any net capital gains designated by the Fund as capital gains dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held the shares and whether they are invested in additional shares or received in cash. Each year the Trust will notify shareholders of the tax status of dividends and distributions.

Earnings of the Fund not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of this tax, the Fund intends to comply with this distribution requirement.

The Fund generally will be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends paid to shareholders if (a) the payee fails to furnish and to certify the payee's correct taxpayer identification number or social security number,
(b) the IRS notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect or (c) when required to do so, the payee fails to certify that he is not subject to backup withholding.

Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes, including withholding taxes. Shareholders should consult their own tax advisors as to the tax consequences of ownership of shares of the Fund in their particular circumstances.

THE PORTFOLIO

The Portfolio is not required to pay Federal income taxes on its net investment income and capital gain, as it is treated as a partnership for Federal income tax purposes. All interest, dividends and gains and losses of the Portfolio are deemed to have been "passed through" to the Fund in proportion to its holdings of the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio or losses have been realized by the Portfolio. Investment income received by the Fund from sources within foreign countries may be subject to foreign income or other taxes. The Fund intends to elect, if eligible to do so, to permit its shareholders to take a credit (or a deduction) for foreign income and other taxes paid by the Portfolio. Shareholders of the Fund will be notified of their share of those taxes and will be required to include that amount as income. In that event, the shareholder may be entitled to claim a credit or deduction for those taxes.

OTHER INFORMATION

CAPITALIZATION AND VOTING


The Trust was originally organized as a Maryland corporation on July 30, 1969 and on January 9, 1996 was reorganized as a Delaware business trust. The Trust was formerly known as "Schroder Capital Funds, Inc." The Trust is registered as an open-end management investment company under the Act and has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide portfolios or series into classes of shares, and the costs of doing so will be borne by the Trust. The Trust currently consists of five separate portfolios, each of which has separate investment objectives and policies, and five classes, one of which pertains to the Fund.


The shares of the Trust are fully paid and non-assessable, and have no preferences as to conversion, exchange, dividends, retirement or other features. The shares have no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. On matters requiring shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class they hold, except as otherwise required by applicable law.

There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee and the Board of Trustees will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

REPORTS

The Trust sends to each shareholder of the Fund a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Fund.

PERFORMANCE INFORMATION

The Fund may, from time to time include quotations of its total return in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over a period of 1, 5 and 10 years (up to the life of the Fund). Total return quotations reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

Performance information for the Fund may be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for the Fund represents only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund's portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the SAI.

CUSTODIAN AND TRANSFER AGENT

Securities of the Fund are held by The Chase Manhattan Bank, N.A. as Custodian for the Fund. Forum Financial Corp. serves as the Fund's Transfer and Dividend Disbursing Agent.

SHAREHOLDER INQUIRIES

Inquiries about the Fund's investment policies and past performance should be directed to:

          International Equity Fund
          P.O. Box 446
          Portland, Maine 04112

Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.

FUND STRUCTURE

The Fund invests all of its assets in the Portfolio, a separate series of Core Trust, a business trust organized under the laws of the State of Delaware in September 1995. Core Trust is registered under the Act as an open-end management investment company and currently has two separate portfolios. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Core Trust.

THE PORTFOLIO. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The investment objective and fundamental investment policies of the Fund and the Portfolio can be changed only with shareholder approval. See "Investment Objective," "Investment Policies," and "Management of the Fund" for a complete description of the Portfolio's investment objective, policies, restrictions, management, and expenses.

The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of the date of this Prospectus, the Fund is the only institutional investor that has invested all of its assets in the Portfolio. The Portfolio may permit other investment companies or institutional investors to invest in it. All investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

The Portfolio normally will not hold meetings of investors except as required by the Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the Act and other applicable law, the Fund will solicit proxies from shareholders of the Fund and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could hold have voting control of the Portfolio.

The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund, could have different advisory and other fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Core Trust by calling 207-879-8903.

CERTAIN RISKS OF INVESTING IN THE PORTFOLIO. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

The Fund may withdraw its entire investment from the Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by the Adviser and Schroder, the Fund's investment adviser and subadviser, respectively, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit the Adviser and Schroder to manage the Fund's assets, could have a significant impact on shareholders of the Fund.

Each investor in the Portfolio, including the Fund, will be liable for all obligations of the Portfolio, but not any other portfolio of Core Trust. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, would be limited to circumstances in which the Portfolio was unable to meet its obligations. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019

ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019

SUB-ADMINISTRATOR
Forum Financial Services, Inc.
61 Broadway, Suite 2770
New York, New York 10006

CUSTODIAN
The Chase Manhattan Bank, N.A.
Global Custody Division
Woolgate House, Coleman Street
London EC2P 2HD, United Kingdom

TRANSFER AND DIVIDEND DISBURSING AGENT
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112

COUNSEL
Jacobs Persinger & Parker
77 Water Street
New York, New York 10005

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

Table of Contents
THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . .
Introduction . . . . . . . . . . . . . . . . . . . . . . . .
Fee Table. . . . . . . . . . . . . . . . . . . . . . . . . .
Financial History. . . . . . . . . . . . . . . . . . . . . .
Investment Objective . . . . . . . . . . . . . . . . . . . .
Investment Policies. . . . . . . . . . . . . . . . . . . . .
Investment Restrictions. . . . . . . . . . . . . . . . . . .
Special Considerations . . . . . . . . . . . . . . . . . . .
MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . .
Board of Trustees. . . . . . . . . . . . . . . . . . . . . .
Investment Adviser and Portfolio Manager . . . . . . . . . .
Administrative Services. . . . . . . . . . . . . . . . . . .
Distribution . . . . . . . . . . . . . . . . . . . . . . . .
Code of Ethics . . . . . . . . . . . . . . . . . . . . . . .
Service Organizations. . . . . . . . . . . . . . . . . . . .
Other Expenses . . . . . . . . . . . . . . . . . . . . . . .
Portfolio Transactions . . . . . . . . . . . . . . . . . . .
INVESTMENT IN THE FUND . . . . . . . . . . . . . . . . . . .
Purchase of Shares . . . . . . . . . . . . . . . . . . . . .
Retirement Plans . . . . . . . . . . . . . . . . . . . . . .
Individual Retirement Accounts . . . . . . . . . . . . . . .
Redemption of Shares . . . . . . . . . . . . . . . . . . . .
Net Asset Value. . . . . . . . . . . . . . . . . . . . . . .
DIVIDENDS, DISTRIBUTIONS AND TAXES . . . . . . . . . . . . .
OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . .
Capitalization and Voting. . . . . . . . . . . . . . . . . .
Reports. . . . . . . . . . . . . . . . . . . . . . . . . . .
Performance Information. . . . . . . . . . . . . . . . . . .
Custodian and Transfer Agent . . . . . . . . . . . . . . . .
Shareholder Inquires . . . . . . . . . . . . . . . . . . . .

                            SCHRODER U.S. EQUITY FUND
                      SCHRODER U.S. SMALLER COMPANIES FUND
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

--------------------------------------------------------------------------------

GENERAL INFORMATION:     (207) 879 8903
ACCOUNT INFORMATION:     (800) 344 8332
FAX:                     (207) 879 6206

--------------------------------------------------------------------------------

       SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. - INVESTMENT ADVISER
                    SCHRODER FUND ADVISORS INC. - DISTRIBUTOR

Schroder U.S. Equity Fund and Schroder U.S. Smaller Companies Fund (each a "Fund" and collectively the "Funds") are separately-managed, diversified portfolios of Schroder Capital Funds (Delaware) (the "Trust"), an open-end management investment company currently consisting of five separate portfolios, each of which has different investment objectives and policies.

Schroder U.S. Equity Fund seeks growth of capital by investing substantially all of its assets in common stock and securities convertible into common stock. Income, while a factor in portfolio selection, is secondary to the principal objective of growth of capital. The Fund also may invest in warrants or other rights to purchase common stock, and to a lesser extent in non-convertible preferred and debt securities.

Schroder U.S. Smaller Companies Fund seeks capital appreciation through investments in a diversified portfolio which under normal conditions will have at least 65% of its total assets invested in equity securities of companies having market capitalizations under $1 billion. Current income will be incidental to the objective of capital appreciation. Investments in smaller capitalization companies involve greater risks than those risks associated with investments in larger capitalization companies.


This Prospectus sets forth concisely the information concerning the Funds that a prospective investor should know before investing. A Statement of Additional Information (the "SAI") for each Fund, dated January 9, 1996, as supplemented from time to time and containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. Each Fund's SAI is available without charge and may be obtained by writing or calling the Funds at the address and telephone numbers printed above.


THE SHARES OFFERED HEREBY ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE OF A BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE SYSTEM, OR ANY FEDERAL AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


This Prospectus is dated January 9, 1996

PROSPECTUS SUMMARY

THE FUNDS


The Funds are separately-managed, diversified no-load portfolios of the Trust, a Delaware business trust registered as an open-end management investment company under the Investment Company Act of 1940 (the "Act"). The Trust currently consists of five separate portfolios, each of which has separate investment objectives and policies.


The primary investment objective of Schroder U.S. Equity Fund is to seek growth of capital. Income, while a factor in portfolio selection, is secondary to this principal objective. Schroder U.S. Smaller Companies Fund's investment objective is capital appreciation through investment in a diversified portfolio which under normal conditions will have at least 65% of its total assets invested in equity securities of companies having market capitalizations under $1 billion. Current income will be incidental to the Fund's objective.

INVESTMENT ADVISER

The Funds' Investment Adviser is Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York, 10019. See "Management of the Funds - Investment Adviser and Portfolio Managers."

ADMINISTRATIVE SERVICES

The Administrator of Schroder U.S. Smaller Companies Fund is Schroder Fund Advisors Inc. ("Schroder Advisors"), 787 Seventh Avenue, New York, New York 10019, a wholly-owned subsidiary of SCMI. Effective July 5, 1995, Schroder Advisors changed its name from Schroder Capital Distributors Inc. SCMI provides similar administrative services for Schroder U.S. Equity Fund through its Investment Advisory Contract with that Fund. The Trust and SCMI, with respect to Schroder U.S. Equity Fund, and the Trust and Schroder Advisors, with respect to Schroder U.S. Smaller Companies Fund, have entered into Sub-Administration Agreements with Forum Financial Services, Inc. ("Forum"). In these capacities, Schroder Advisors and Forum provide certain management and administrative services necessary for the Funds' operations, other than the investment management and administrative services provided to the Funds by SCMI pursuant to its Investment Advisory Contracts with the Funds. See "Management of the
Funds - Administrative Services."

PURCHASES AND REDEMPTIONS OF SHARES

Shares of the Funds may be purchased directly through the Funds' Transfer Agent, Forum Financial Corp., through certain broker-dealers who assist their customers in purchasing shares of the Funds and through certain other financial organizations. The minimum initial investment for Schroder U.S. Equity Fund is $500 and for Schroder U.S. Smaller Companies Fund is $2,500. The minimum subsequent investment is $100 for each Fund. See "Investment in the Funds - Purchase of Shares." Redemptions may be made by telephone or by letter to the Funds, specifying the dollar amount or number of shares to be redeemed and account number. See "Investment in the Funds - Redemption of Shares."

DIVIDENDS AND DISTRIBUTIONS

The Funds intend to declare and pay as a dividend substantially all of their net investment income annually and to distribute any net realized long-term capital gain at least annually. Dividend and capital gain distributions will be reinvested automatically in additional shares of a Fund unless the shareholder has notified the Fund in the shareholder's Account Application or otherwise in writing of the shareholder's election to receive distributions in cash. See "Dividends, Distributions and Taxes."

SPECIAL RISK CONSIDERATIONS

There can be no assurance that either Fund will achieve its investment objective. A Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities so that, upon redemption, an investment in a Fund may be worth more or less than its original value.

All investments by the Funds entail risk. Schroder U.S. Smaller Companies Fund's policy of investing in smaller companies entails certain risks in addition to those normally associated with investments in equity securities.
See "Investment Objectives and Policies - Schroder U.S. Smaller Companies Fund - Certain Risk Considerations."

FEE TABLE

The foregoing table shows the costs and expenses that an investor would incur as a shareholder of a Fund, based upon that Fund's annual operating expenses for the fiscal year ended October 31, 1994.



Shareholder Transaction Expenses
                                                                                                                      Schroder
                                                                                               Schroder U.S.        U.S. Smaller
                                                                                                Equity Fund        Companies Fund

Maximum Sales Load Imposed on Purchase
  (as a percentage of the offering price)                                                           None                None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of the offering price)                                                           None                None
Deferred Sales Load (as a percentage of the redemption proceeds)                                    None                None
Redemption Fees (as a percentage of the amount redeemed)                                            None                None
Exchange Fees                                                                                       None                None
Annual Fund Operating Expenses (as a percentage of average net assets)
Management Fees*                                                                                    0.75%               0.75%
12b-1 Fees**                                                                                        None                None
Other Expenses***                                                                                   0.65%               0.74%
Total Fund Operating Expenses                                                                       1.40%               1.49%


* Management Fees for the Funds reflect the fees paid by the Funds for investment and administrative services. Management Fees for the Funds are higher than those generally charged to most investment companies; they are not necessarily higher than those charged to funds with investment objectives similar to those of the Fund.

** Pursuant to Rule 12b-1 under the Act, Schroder U.S. Smaller Companies Fund has adopted a Distribution Plan generally authorizing it to pay directly, or reimburse the distributor for, costs and expenses incurred in connection with distribution of Fund shares. These payments or reimbursements are limited to an annual rate of 0.50% of the Fund's average daily net assets. Costs or expenses in excess of this limit may not be carried forward to future years. See "Management of the Funds - Distribution." The Fund has no current intention of implementing the Distribution Plan, and in any event will make no payments under the Distribution Plan until further authorized by the Board of Trustees. If the Distribution Plan is implemented, long term shareholders of the Fund may pay aggregate sales charges totalling more than the economic equivalent of the maximum front-end sales charge permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. In the event that the Fund were to make payments under the Distribution Plan, 12b-1 Fees and Total Operating Expenses would be higher.

*** In addition to and distinct from payments authorized under the Distribution Plan, the Board of Trustees has authorized each Fund generally to pay Service Organizations fees at an annual rate of up to 0.25% of the Fund's average daily net assets for administrative services related to maintaining shareholder accounts. See "Management of the Funds - Service Organizations." The Funds have no intention of making any such payments, and in any event will make no such payments until further authorized by the Board of Trustees. In the event that a Fund were to make payments to Service Organizations, Other Expenses and Total Operating Expenses would be higher. For a description of the other types of expenses for each Fund included in the category "Other Expenses," see "Management of the Funds - Other Expenses."

EXAMPLE

You would pay the following expenses on a $1,000 investment in a Fund, assuming
(1) 5% annual return and (2) redemption at the end of each time period:


                                        1 Year    3 Years   5 Years   10 Years
Schroder U.S. Equity Fund                $14        $44       $77       $168
Schroder U.S. Smaller Companies Fund     $15        $47       $81       $178


The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that shareholders in the Funds will bear. The Example should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return; the actual return may be greater or less than the assumed amount.

FINANCIAL HIGHLIGHTS

The following financial highlights are presented to assist investors in evaluating the performance of the Funds for the periods shown. This information is part of the Funds' financial statements and has been audited by Coopers & Lybrand L.L.P., independent accountants. The data in the table should be read in conjunction with the financial statements, notes thereto and independent accountants' report thereon contained in each Fund's annual report, which is incorporated by reference into that Fund's SAI. Further information about each Fund's performance also is contained in the annual report, which may be obtained by shareholders free of charge upon request.



SCHRODER U.S. EQUITY FUND

                                                                                   Year ended October 31
                                                             1995      1994      1993      1992      1991      1990      1989

NET ASSET VALUE, BEGINNING OF YEAR                           8.52     11.28     10.51      9.56      7.05      8.35      7.49

INVESTMENT OPERATIONS
  Net Investment Income                                      0.07      0.04      0.05      0.02      0.09      0.11      0.17
  Net Realized Income and Unrealized
    Gain (Loss) on Investments                               1.33     (0.27)     1.86      1.61      2.57     (0.77)     1.30

Total from Investment Operations                             1.40     (0.23)     1.91      1.63      2.66     (0.66)     1.47
DISTRIBUTIONS
  from Net Investment Income                                (0.05)    (0.01)    (0.04)    (0.04)    (0.11)    (0.11)    (0.15)
  from Realized Capital Gain                                (0.46)    (2.52)    (1.10)    (0.58)       --     (0.53)    (0.46)
  from Capital Paid-In                                         --        --        --     (0.06)    (0.04)       --        --

Total Distributions                                         (0.51)    (2.53)    (1.14)    (0.68)    (0.15)    (0.64)    (0.61)

NET ASSET VALUE, END OF YEAR                                $9.41     $8.52    $11.28    $10.51     $9.56     $7.05     $8.35

TOTAL RETURN                                                17.68%    (2.01)%   19.49%    17.74%    38.16%   (8.78%)    21.05%

RATIO/SUPPLEMENTARY DATA:
  Net Assets, End of Year  (Thousands)                     19,688    18,483    21,865    19,882    20,234    18,290    23,838
  Ratio of Expenses to Average Net Assets                    1.40%     1.31%     1.18%     1.40%     1.39%     1.34%     1.49%
  Ratio of Net Investment
    Income to Average Net Assets                             0.78%     0.41%     0.51%     0.42%     1.30%     1.59%     1.99%
  Portfolio Turnover Rate                                   57.21%    27.43%    57.78%    31.33%    29.98%    28.31%    40.35%


                                                                 SCHRODER U.S. EQUITY FUND             SCHRODER U.S. SMALLER
                                                                        (CONTINUED)                       COMPANIES FUND

                                                                     Year ended October 31             Year ended October 31
                                                             1988      1987      1986                1995      1994     1993(a)

NET ASSET VALUE, BEGINNING OF YEAR                          10.15     12.55     10.86               11.81     10.99     10.00

INVESTMENT OPERATIONS
  Net Investment Income                                      0.18      0.20      0.28               (0.04)    (0.07)    (0.02)
  Net Realized Income and Unrealized
    Gain (Loss) on Investments                               0.28      0.18      2.38                3.78      0.97      1.01
Total from Investment Operations                             0.46      0.38      2.66                3.74      0.90      0.99
DISTRIBUTIONS
  from Net Investment Income                                (0.18)    (0.25)    (0.24)                  -        --        --
  from Realized Capital Gain                                (2.94)    (2.53)    (0.73)              (0.41)    (0.08)       --
  from Capital Paid-In                                         --        --        --                  -        --        --
Total Distributions                                         (3.12)    (2.78)    (0.97)              (0.41)    (0.08)       --

NET ASSET VALUE, END OF YEAR                                $7.49    $10.15    $12.55              $15.14    $11.81    $10.99
TOTAL RETURN                                                 7.74%     2.55%    25.43%              32.84%     8.26%     9.90%

RATIO/SUPPLEMENTARY DATA:
  Net Assets, End of Year  (Thousands)                     25,569    29,749    46,641              15,287    13,324    12,489
  Ratio of Expenses to Average Net Assets                    1.60%     1.30%     1.16%               1.49%     1.45%     2.03%(b)
  Ratio of Net Investment
    Income to Average Net Assets                             1.89%     1.60%     2.25%             (0.30%)   (0.58%)    (0.99%)(b)
  Portfolio Turnover Rate                                   18.42%    43.11%    40.51%             92.68%    70.82%    12.58%(b)



(a)  The Fund commenced operations on August 6, 1993.
(b)  Annualized

INVESTMENT OBJECTIVES AND POLICIES

SCHRODER U.S. EQUITY FUND

INVESTMENT OBJECTIVES. The primary investment objective of the Fund is to seek growth of capital. Income, while a factor in portfolio selection, is secondary to the principal objective.

These investment objectives are fundamental policies of the Fund and as such cannot be changed without the majority approval of the Fund's shareholders. A non-fundamental policy could be changed by the Board of Trustees without prior shareholder approval. Unless otherwise indicated, all of the investment policies of the Fund described below are also fundamental policies.

There can be no assurance that the Fund's objective will be achieved. The Fund is not intended for investors whose objective is assured income or preservation of capital.

The Fund in the future may seek to achieve its investment objective by holding, as its only investment securities, the securities of another investment company having identical investment objectives and policies as the Fund in accordance with the provisions of the Act or any orders, rules or regulations thereunder adopted by the Securities and Exchange Commission.

INVESTMENT POLICIES. The Fund will normally invest substantially all of its assets in common stock and securities convertible into common stock. As part of this policy, the Fund may also invest in other securities with common stock purchase warrants attached, in such warrants themselves or in other rights to purchase common stock.

The Fund may also invest to a limited degree in non-convertible preferred and debt securities. Such investments might be made when management believes that greater yields could be earned on these types of securities of investment grade than on U.S. Government securities or bank certificates of deposit. As a non-fundamental policy, the Fund will not invest more than 15% of its total assets in non-convertible preferred and debt securities.

The Fund will generally purchase securities which are believed to have potential for capital appreciation. However, securities will be disposed of when the Fund believes that such potential is no longer feasible or the risk of decline in market price is too great.

For temporary defensive purposes, the Fund may invest all or any portion of its assets in investment grade corporate bonds or debentures (meaning for these purposes bonds or debentures rated "A" or better by Standard & Poor's Corporation or the equivalent thereof), preferred stock, U.S. Government securities or bank certificates of deposit. Management may pursue a temporary defensive strategy when it believes that the market appears relatively fully priced or that uncertain economic conditions indicate the advisability of assuming a temporary defensive position.

As an operating, non-fundamental policy, the Fund may also invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions or other Fund obligations. These securities may include U.S. Government securities, commercial paper, bank certificates of deposit and bankers' acceptances, and repurchase agreements collateralized by these securities. The Fund will limit its total investment at any time in these securities for this operating purpose to not more than 25% of its total assets.

The Fund may from time to time acquire securities which are subject to legal or contractual restrictions on resale. The risk involved in such investments is that a considerable period might elapse between the time a decision is made to sell such securities and the time the Fund might be permitted to sell all or part of such securities publicly under a registration statement or an exemption from registration or privately to a suitable purchaser. The delay might adversely affect the price which the Fund could obtain for the securities and, in a registration, the Fund could be required to pay registration expenses.

The Fund is authorized to borrow money from a bank on its promissory note or other evidence of indebtedness. Monies borrowed would be invested and any appreciation thereon, to the extent it exceeded interest paid on the loan, would cause the net asset value of Fund shares to rise faster than it would otherwise. If, however, the investment performance of additional monies failed to cover the Fund's interest charges, the net asset value would decrease faster than would otherwise be the case. This is the speculative feature known as "leverage".

The Fund's authority to borrow is subject to limitations. Any borrowing (i) would not exceed one-third of the value of the Fund's total assets after the borrowing, (ii) if at any time it exceeded the one-third limitation, the Fund would within three days thereafter (not including Sundays or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce its borrowings to the limitation, and (iii) might or might not be secured and, if secured, all or any part of the Fund's assets could be pledged. To comply with these limitations, the Fund might be required to dispose of certain of its assets when it might be disadvantageous to do so. Any borrowings would be subject to Federal Reserve Board regulations. The Fund has not borrowed for investment or any other purpose during the last ten years and, as a non-fundamental policy, will not borrow for investment in the future.

SCHRODER U.S. SMALLER COMPANIES FUND

INVESTMENT OBJECTIVES. The Fund's investment objective is capital appreciation through investment in a diversified portfolio which under normal conditions will have at least 65% of its total assets invested in equity securities of companies having market capitalizations under $1 billion. Current income will be incidental to the objective of capital appreciation.

These investment objectives are fundamental policies of the Fund and as such cannot be changed without the majority approval of the Fund's shareholders. A non-fundamental policy could be changed by the Board of Trustees without prior shareholder approval. Unless otherwise indicated, all of the investment policies of the Fund described below are also fundamental policies.

There can be no assurance that the Fund's objective will be achieved. The Fund is not intended for investors whose objective is assured income or preservation of capital.

The Fund in the future may seek to achieve its investment objective by holding, as its only investment securities, the securities of another investment company having identical investment objectives and policies as the Fund in accordance with the provisions of the Act or any orders, rules or regulations thereunder adopted by the Securities and Exchange Commission.

INVESTMENT POLICIES. The Fund is designed for the investment of that portion of an investor's funds which can appropriately bear the special risks associated with investment in smaller capitalization companies with the aim of capital appreciation. In its investment approach, SCMI will attempt to identify securities of companies which it believes can generate above average earnings growth, selling at favorable prices in relation to book values and earnings. As part of the investment decision the investment adviser's assessment of the competency of an issuer's management will be an important consideration. These criteria are not rigid, and other investments may be included in the Fund's portfolio if they may help the Fund to attain its objective. These criteria can be changed by the Board of Trustees.

The Fund will invest principally in equity securities (common stocks, securities convertible into common stocks or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks). However, the Fund may also invest to a limited degree in non-convertible debt securities and preferred stocks when, in the opinion of SCMI, such investments are warranted to achieve the Fund's investment objective. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Investments in warrants or rights to subscribe for or purchase common stocks will not be counted in determining the 65% of total assets test set forth above but are subject to the limitations described below in "Additional Investment Policies - Warrants".

The Fund may invest in securities of small, unseasoned companies (which, together with any predecessors, have been in operation for less than three years), as well as in securities of more established companies. In view of the volatility of price movements of the former, as a non-fundamental policy, the Fund currently intends to invest no more than 10% of its total assets in securities of small, unseasoned issuers, while reserving the right to invest up to 20% of its total assets in such issuers.

Although there is no minimum rating for debt securities (convertible or non-convertible) in which the Fund may invest, it is the present intention of the Fund to invest no more than 5% of its net assets in debt securities rated below Baa by Moody's Investors Service Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"), such securities being commonly known as "high yield/high risk" securities or "junk bonds," and it will not invest in debt securities which are in default. High yield/high risk securities are predominantly speculative with respect to the capacity to pay interest and repay principal and generally involve a greater volatility of price than securities in higher rated categories. In the event the Fund intends in the future to invest more than 5% of its net assets in junk bonds, appropriate disclosures will be made to existing and prospective shareholders. It should be noted that even bonds rated Baa by Moody's or BBB by S&P are described by those rating agencies as having speculative characteristics and that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of such bonds to make principal and interest payments than is the case with higher grade bonds. The Fund is not obligated to dispose of securities due to changes by the rating agencies. See the SAI for information about the risks associated with investing in junk bonds.

For temporary defensive purposes, the Fund may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect to) short-term debt securities, including commercial paper, U.S. Treasury bills, other short-term U.S. Government securities, certificates of deposit and bankers' acceptances of U.S. banks. The Fund also may hold cash and time deposits in U.S. banks. See "Investment Policies" in the SAI for further information about all these securities.

CERTAIN RISK CONSIDERATIONS.  All investments involve certain risks.
Investments in smaller capitalization companies involve greater risks than those risks associated with investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies and, consequently, generally have a disproportionate effect on their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

Investments in small, unseasoned issuers generally involve greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel which have not been thoroughly tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities, which the Fund may purchase when they are offered to the public for the first time, may have a limited trading market, which may adversely affect their sale by the Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

ADDITIONAL INVESTMENT POLICIES

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller - a U.S. bank or recognized broker-dealer - sells securities to the Fund and agrees to repurchase the securities at the Fund's cost plus interest within a specified period (normally one day). In these transactions, the values of the underlying securities purchased by the Fund are monitored at all times by SCMI to insure that the total value of the securities equals or exceeds the value of the repurchase agreement, and the Fund's custodian bank holds the securities until they are repurchased. In the event of default by the seller under the repurchase agreement, the Fund may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in disposing of them. To evaluate potential risks, SCMI reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements.

WARRANTS. As a non-fundamental policy, the Funds may not invest more than 5% of their net assets (at the time of investment) in warrants (other than those that have been acquired in units or attached to other securities). No more than 2% of a Fund's net assets (at the time of investment) may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

ILLIQUID AND RESTRICTED SECURITIES. As a non-fundamental policy, Schroder U.S. Equity Fund may not purchase or otherwise acquire any security if, as a result, more than 10% of its total assets would be invested in securities that are illiquid by virtue of the absence of a readily available market ("illiquid securities"). Securities subject to legal or contractual restrictions on resale ("restricted securities") and evidences of indebtedness of a type distributed privately to financial institutions are included in Schroder U.S. Equity Fund's 10% limit. As a non-fundamental policy, Schroder U.S. Smaller Companies Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in illiquid securities. There may be undesirable delays in selling illiquid securities at prices representing their fair value. This policy includes over-the-counter options held by Schroder U.S. Smaller Companies Fund and a portion of assets used to cover such options as well as repurchase agreements maturing in more than seven days. Schroder U.S. Smaller Companies Fund's limit on investment in illiquid securities does not include restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board of Trustees or SCMI under Board-approved guidelines. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Fund's holdings of those securities may be illiquid. See "Illiquid and Restricted Securities" in the SAI for further details.

LOANS OF PORTFOLIO SECURITIES. Schroder U.S. Smaller Companies Fund may lend portfolio securities (other than in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions, if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the value of the Fund's total assets. By so doing, the Fund attempts to earn income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased, the Fund could experience a loss.

The Fund may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained as collateral by the Fund in a segregated account. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan, and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time that the securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in U.S. Government securities and liquid high grade debt obligations. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's Board of Trustees.

COVERED CALLS AND HEDGING. While Schroder U.S. Smaller Companies Fund does not presently intend to do so, it may write covered call options and purchase certain put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as "Hedging Instruments". In general, the Fund may use Hedging Instruments: (1) to attempt to protect against declines in the market value of the Fund's portfolio securities or stock index futures, and thus protect the Fund's net asset value per share against downward market trends, or (2) to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities. The Fund will not use Hedging Instruments for speculation. The Hedging Instruments which the Fund is authorized to use have certain risks associated with them. Principal among such risks are: (a) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (b) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (c) possible losses resulting from the inability of the Fund's investment adviser to correctly predict the direction of stock prices, interests rates and other economic factors. The Hedging Instruments the Fund may use and the risks associated with them are described in greater detail under "Covered Calls and Hedging" in the SAI.

SHORT SALES AGAINST-THE-BOX. Schroder U.S. Smaller Companies Fund may not sell securities short except in "short sales against-the-box". For Federal income tax purposes, short sales against-the-box may be made to defer recognition of gain or loss on the sale of securities "in the box" and no income can result and no gain can be realized from securities sold short against-the-box until the short position is closed out. Such short sales are subject to the limits described in "Investment Restrictions," below. See "Short Sales Against-the-Box" in the SAI for further details.

PORTFOLIO TURNOVER. The Funds may engage in short-term trading but their portfolio turnover rates are not expected to exceed 100%. High portfolio turnover and short-term trading involve correspondingly greater commission expenses and transaction costs. Also, higher portfolio turnover rates can make it more difficult for a Fund to qualify as a regulated investment company for federal income tax purposes and may cause shareholders of a Fund to recognize gains for federal income tax purposes. See "Taxation" in the SAI.

INVESTMENT RESTRICTIONS

SCHRODER U.S. EQUITY FUND. The Fund has adopted certain investment restrictions designed to reduce its exposure in specific situations which are fundamental policies of the Fund. Under some of those restrictions the Fund cannot:

(1)  Acquire more than 10% of the voting securities of any one issuer;

(2)  Invest 25% or more of its total assets in any one industry;

(3)  Invest in companies for the purpose of exercising control or management;

(4)  Invest more than 10% of its total assets in "restricted securities";

(5) Make loans to other persons except that it may invest up to 10% of its total assets in evidences of indebtedness of a type distributed privately to financial institutions;

(6) Invest, in the aggregate, more than 10% of its total assets in securities described in 4 and 5 above;

(7)  Invest in other investment companies.

As a non-fundamental policy, the Fund will not engage in writing, buying or selling of stock index futures, options on stock index futures, financial futures contracts or options thereon.

The percentage restrictions described above and in the SAI apply only at the time of investment and require no action by the Fund as a result of subsequent changes in value of the investments or the size of the Fund. A supplementary list of investment restrictions is contained in the SAI.

SCHRODER U.S. SMALLER COMPANIES FUND. The Fund has adopted certain investment restrictions designed to reduce its exposure in specific situations which are fundamental policies of the Fund. Under some of those restrictions the Fund cannot:

(1) Invest in securities (except those of the U.S. Government or its agencies or instrumentalities) or any issuer if immediately thereafter (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or
(b) the Fund would then own more than 10% of that issuer's voting securities;

(2) Make short sales of securities except "short sales against-the-box"; in such short sales, at all times during which a short position is open, the Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short; no more than 15% of the Fund's net assets will be held as collateral for such short sales at any one time;

(3) Concentrate investments in any particular industry; therefore the Fund will not purchase the securities of companies in any one industry if, thereafter, 25% or more of the Fund's total assets would consist of securities of companies in that industry;

(4) Borrow money except from banks for temporary emergency purposes and then only in an amount not exceeding 5% of the value of the total assets of the Fund;

(5) Pledge, mortgage or hypothecate its assets to any extent greater than 10% of the value of the total assets of the Fund;

(6) Deviate from the percentage requirements listed under "Investment Policies" and "Additional Investment Policies"; or

(7) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase of securities of closed-end investment companies and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, or (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities. It should be noted that as a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses.

The percentage restrictions described above and in the SAI apply only at the time of investment and require no action by the Fund as a result of subsequent changes in value of the investments or the size of the Fund. A supplementary list of investment restrictions is contained in the SAI.

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust. The Trustees are Peter E. Guernsey, Ralph E. Hansmann, John I. Howell, Laura E. Luckyn-Malone, Clarence F. Michalis, Hermann
C. Schwab and Mark J. Smith. Additional information regarding the Trustees, as well as the Trust's executive officers, may be found in each SAI under the heading "Management - Trustees and Officers."

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019, serves as investment adviser to the Funds pursuant to separate Investment Advisory Contracts. SCMI manages the investment and reinvestment of the assets included in each Fund's portfolio and continuously reviews, supervises and administers the Funds' investments. In this regard, it is the responsibility of SCMI to make decisions relating to the Fund's investments and to place purchase and sale orders regarding such investments with brokers or dealers selected by it in its discretion.

SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in seventeen countries worldwide. The Schroder Group specializes in providing investment management services with assets under management currently in excess of $90 billion.


For its advisory services with respect to Schroder U.S. Equity Fund, SCMI receives from that Fund a fee, payable monthly, at the annual rate of 0.75% of the Fund's average daily net assets of the first $100 million and 0.50% of the Fund's average daily net assets in excess of $100 million. For the fiscal year ended October 31, 1995, the total advisory fees paid by Schroder U.S. Equity Fund to SCMI represented an annual effective rate of 0.75% of the Fund's average daily net assets.

For its advisory services with respect to Schroder U.S. Smaller Companies Fund, SCMI receives a monthly advisory fee equal on an annual basis to 0.50% of the Fund's average daily net assets of the first $100 million, 0.40% of the next $150 million the Fund's average daily net assets and 0.35% of the Fund's average daily net assets in excess of $250 million. For the fiscal year ended October 31, 1995, the total advisory fees paid by Schroder U.S. Smaller Companies Fund to SCMI represented an annual effective rate of 0.50% of the Fund's average daily net assets.


It is the Trust's understanding that although other mutual funds pay investment advisory fees at annual rates of 0.75% or more of their average net assets (or a portion thereof), the majority of other mutual funds, regardless of size, pay advisory fees at rates lower than 0.75% of any portion of their average net assets.

Fariba Talebi, a Vice President of the Trust and a First Vice President of SCMI, with the assistance of an investment committee, is primarily responsible for the day-to-day management of Schroder U.S. Equity Fund's investment portfolio, a responsibility she has held since April, 1991. The investment management team of Ms. Talebi and Ira Unschuld, a Vice President of the Trust and of SCMI, with the assistance of an investment committee, is primarily responsible for the day-to-day management of Schroder U.S. Smaller Companies Fund's investment portfolio, and has so managed the Fund since its inception. Ms. Talebi and Mr. Unschuld have been employed by SCMI in the investment research and portfolio management areas since 1987 and 1990, respectively.

ADMINISTRATIVE SERVICES

On behalf of Schroder U.S. Smaller Companies Fund, the Trust has entered into an Administrative Services Contract with Schroder Advisors. SCMI provides similar administrative services for Schroder U.S. Equity Fund through its Investment Advisory Contract with that Fund. The Trust and SCMI, with respect to Schroder U.S. Equity Fund, and the Trust and Schroder Advisors, with respect to Schroder U.S. Smaller Companies Fund, have entered into Sub-Administration Agreements with Forum. Schroder Advisors (with respect to Schroder U.S. Smaller Companies
Fund) and Forum (with respect to each Fund) provide certain management and administrative services necessary for the Funds' operations, other than the investment management and administrative services provided to the Funds by SCMI pursuant to its Investment Advisory Contracts.


Schroder Advisors is a wholly-owned subsidiary of SCMI. For its administrative services with respect to Schroder U.S. Smaller Companies Fund, Schroder Advisors receives from that Fund a fee, payable monthly, at the annual rate of 0.25% of the first $100 million of the Fund's average daily net assets, 0.20% of the next $150 million of the Fund's average daily net assets and 0.175% of average daily net assets in excess of $250 million. For the fiscal year ended October 31, 1995, the Fund paid Schroder Advisors fees representing an effective rate of 0.25% of the Fund's average daily net assets. Payment for Forum's services is not a separate expense of either Fund but is made by SCMI, with respect to Schroder U.S. Equity Fund, and Schroder Advisors, with respect to Schroder U.S. Smaller Companies Fund.


CODE OF ETHICS

The Funds, the Trust, SCMI, Schroder Advisors, and Schroders Incorporated have adopted a code of ethics which contains a policy on personal securities transactions by "access persons," including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

DISTRIBUTION

Schroder Advisors acts as distributor of each Fund's shares. Schroder Advisors was organized in 1989 and registered as a broker-dealer to serve as an administrator and distributor of mutual funds. Under the Distribution Plan (the "Plan") adopted by the Trust on behalf of Schroder U.S. Smaller Companies Fund, which is in the form of a reimbursement plan, the Trust is authorized to pay directly or reimburse Schroder Advisors monthly for costs and expenses incurred in connection with the distribution of Fund shares. Such payment or reimbursement is subject to a limit of 0.50% per annum of the Fund's average daily net assets. Payment or reimbursement may be for various types of costs, including: (1) advertising expenses, including advertising by radio, television, newspapers, magazines, brochures, sales literature, or direct mail,
(2) costs of printing prospectuses and other materials to be given or sent to prospective investors, (3) expenses of sales employees or agents of Schroder Advisors, including salary, commissions, travel and related expenses in connection with the distribution of Fund shares and (4) payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Fund shares ("trail fees"). Such payments to broker-dealers may be in amounts up to 0.50% per annum of the Fund's average daily net assets. The Fund will not be liable for distribution expenditures made by the distributor in any given year in excess of the maximum amount (0.50% per annum of the Fund's average daily net assets) payable under the Plan in that year. Costs or expenses in excess of the 0.50% per annum limit may not be carried forward to future years. Salary expense of salesmen who are responsible for marketing shares of the Fund may be allocated to various portfolios of the Trust that have adopted a Plan similar to that of the Fund on the basis of average net assets; travel expense may be allocated to, or divided among, the particular portfolios of the Trust for which it is incurred. The Fund will make no payments under the Distribution Plan until the Board of Trustees specifically further so authorizes.

Under the Distribution Contract between the Fund and Schroder Advisors, Schroder Advisors provides its services to Schroder U.S. Equity Fund without compensation and bears all the costs and expenses associated with the distribution of Fund shares. Under the Distribution Contract between the Fund and Schroder Advisors, Schroder Advisors provides its services to Schroder U.S. Smaller Companies Fund without compensation other than any payments made pursuant to the Plan.

SERVICE ORGANIZATIONS

Various banks, trust companies, broker-dealers (other than Schroder Advisors) or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. Each Fund may pay fees to Service Organizations (which may vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

OTHER EXPENSES

The Funds bear all costs of their operations other than expenses specifically assumed by Schroder Advisors or SCMI. The costs borne by the Funds include legal and accounting expenses; Trustees' fees and expenses; insurance premiums, custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; a portion of the expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Trust expenses directly attributed to a Fund are charged to that Fund; other expenses are allocated proportionately among all the portfolios of the Trust in relation to the net assets of each portfolio. See "Management - Fees and Expenses" in the SAI.


For the fiscal year ended October 31, 1995, Fund expenses (other than advisory and administrative fees) as a percentage of average net assets for Schroder U.S. Equity Fund and Schroder U.S. Smaller Companies Fund were 0.65% and 0.74%, respectively.


PORTFOLIO TRANSACTIONS

Decisions with respect to allocation of Schroder U.S. Equity Fund's portfolio brokerage are made by the Trust's President, a Vice President or Treasurer. It is Schroder U.S. Equity Fund's policy, consistent with best execution, to secure the highest possible price on sales and the lowest possible price on purchases of securities. Schroder U.S. Smaller Companies Fund's Investment Advisory Contract with SCMI authorizes and directs SCMI to place orders for the purchase and sale of the Fund's investments with brokers and dealers selected by SCMI in its discretion and to seek best execution of these portfolio transactions. Each Fund may pay higher than the lowest available commission rates when such brokerage allocation is believed reasonable in light of the value of the brokerage and research services provided by the broker effecting the transaction.


Subject to each Fund's policy of obtaining the best price consistent with quality of execution on transactions, each Fund may employ Schroder Wertheim & Company, Incorporated ("Schroder Wertheim"), an affiliate of SCMI, to effect transactions of the Fund on the New York Stock Exchange only. Because of the affiliation between SCMI and Schroder Wertheim, a Fund's payment of commissions to Schroder Wertheim is subject to procedures adopted by the Trust's Board of Trustees to provide that such commissions will not exceed the usual and customary brokers' commissions. No specific portion of a Fund's brokerage will be directed to Schroder Wertheim and in no event will Schroder Wertheim receive such brokerage in recognition of research services.

INVESTMENT IN THE FUNDS

PURCHASE OF SHARES

Shares of the Funds are offered at the net asset value next determined after receipt of a Purchase Order (at the address set forth below) without any sales charge as an investment vehicle for individuals, institutions, corporations and fiduciaries. See "Investment in the Funds - Net Asset Value" for a description of the times when net asset value is determined. Prospectuses, sales material and applications can be obtained from the Trust or Forum Financial Corp., the Fund's Transfer Agent. See "Other Information - Shareholder Inquiries".

The minimum initial investment is $500 with respect to Schroder U.S. Equity Fund and $2,500 with respect to Schroder U.S. Smaller Companies Fund, except that the minimum initial investment for each Fund for an Individual Retirement Account is $250. The minimum subsequent investment for each Fund is $100. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.


Initial and subsequent purchases may be made by mailing a check (in U.S. dollars), payable to the Fund, to:



          (Name of Fund)
          P.O. Box 446
          Portland, Maine 04112


In the case of an initial purchase, the check must be accompanied by a completed Account Application.

Service Organizations (on behalf of customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund at the following address:

          Chase Manhattan Bank
          New York, NY
          ABA No.: 021000021
          For Credit To: Forum Financial Corp.
          Acct. No.: 910-2-718187
          Ref.: (name of fund)
          Account of: (shareholder name)
          Account Number: (shareholder account number)

The wire order must specify the name of the Fund, the account name and number, address, confirmation number, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. Where the initial purchase is by wire, an account number will be assigned and a Account Application must be completed and mailed to the Fund.

For each shareholder of record, the Fund's Transfer Agent, as the shareholder's agent, establishes an open account to which all shares purchased are credited, together with any dividends and capital gain distributions which are paid in additional shares. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by specific written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

Purchases may also be made through broker-dealers who assist their customers in purchasing shares of the Fund. Such broker-dealers may charge their customers a service fee for processing orders to purchase or sell shares of the Fund.

RETIREMENT PLANS

Shares of the Funds are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in a Fund through one of these plans, an investor should consult the investor's tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS

Shares of the Funds may be used as a funding medium for an Individual Retirement Account ("IRA"). An Internal Revenue Service-approved IRA plan naming The First National Bank of Boston as custodian is available from the Trust or the Funds' Transfer Agent. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. IRAs are available to individuals who receive compensation or earned income, and their spouses, whether or not they are active participants in a tax-qualified or Government-approved retirement plan. An IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover.

REDEMPTION OF SHARES

Shares of the Funds will be redeemed at their next determined net asset value following receipt by the Fund (at the address set forth below) of a redemption request in proper form. See "Investment in the Funds - Net Asset Value". Redemption requests by telephone or wire may be made between the hours of 9:00 a.m. and 6:00 p.m. (New York City Time) on each day that the New York Stock Exchange is open for trading.

BY TELEPHONE. Redemption requests may be made by telephoning the Transfer Agent at 800-344-8332. Shareholders must provide the Transfer Agent with the shareholder's account number, the exact name in which the shares are registered and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the Account Application. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by Forum to confirm that such instructions are genuine. If such procedures are followed, neither Forum nor the Trust will be liable for any losses due to unauthorized or fraudulent redemption requests. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

WRITTEN REQUESTS. Redemptions may be made by letter to the Fund, specifying the dollar amount or number of shares to be redeemed and account number, and sent to:


     (Name of Fund)
     P.O. Box 446
     Portland, Maine 04112

The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Fund's Transfer Agent. Such institutions may include certain banks, broker-dealers (including municipal and government securities brokers and dealers), credit unions, securities exchanges and associations, clearing agencies and savings associations. (Notaries public are not acceptable.) Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the address above or by calling (800) 344-8332.

If shares to be redeemed are held in certificate form, the certificates must be enclosed with the letter and the assignment form on the back of the certificates, or an assignment separate from the certificates (but accompanied by the certificates), must be signed by all owners in exactly the same way the name or names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

Checks for redemption proceeds will normally be mailed within seven days but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been cleared, which may take up to 15 calendar days. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

Each Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, (ii) the SEC has by order permitted such suspension, or (iii) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.

If the Board of Trustees should determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Funds will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information - Redemption in Kind" in the SAI.

The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.

Due to the relatively high cost of maintaining smaller accounts, each Fund reserves the right to redeem shares in any account (other than an IRA) if at any time the total investment does not have a certain account value - $400 in the case of Schroder U.S. Equity Fund and $2,000 in the case of Schroder U.S. Smaller Companies Fund - unless the account value has fallen below such amount solely as a result of market activity. An affected shareholder would be notified that the value of the shareholder's account was less than the specified amount and be allowed at least 30 days to make an additional investment to increase the account value to at least this amount.

NET ASSET VALUE

The net asset value per share of each Fund is calculated at 4:00 p.m. (New York City Time), Monday through Friday, on each day that the New York Stock Exchange is open for trading (which excludes the following national business holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). Net asset value per share is calculated by dividing the aggregate value of the Fund's assets less all liabilities by the number of shares of the Fund outstanding. The Board of Trustees has established procedures for the valuation of each Fund's securities. In general, those valuations are based on market value, with special provisions being made for securities which do not have readily available market quotations, short-term debt securities and Hedging Instruments. For further information, see "Determination of Net Asset Value Per Share" in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. As a regulated investment company, each Fund will distribute substantially all of its "investment company taxable income" and its "net capital gains" at least annually, as defined in the Code, and, therefore, will not be subject to Federal income tax to the extent the Fund distributes such income and capital gains in the manner required under the Code.

Dividend and capital gains distributions will be reinvested automatically in additional shares of the Fund at net asset value unless the shareholder has notified the Fund in the shareholder's Account Application or otherwise in writing of his selection to receive distributions in cash.

Dividend and capital gains distributions are made on a per-share basis. After every distribution the value of a share declines by the amount of the distribution. Purchases made shortly before a distribution include in the purchase price the amount of the distribution which will be returned to the investor in the form of a taxable dividend or capital gains distribution.

Earnings of a Fund not distributed on a timely basis in accordance with a calendar year distribution requirement will subject the Fund to a nondeductible 4% excise tax. To prevent imposition of this tax, each Fund intends to comply with this distribution requirement. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which declared rather than the calendar year in which received.

For Federal income tax purposes, distribution of each Fund's investment company taxable income (including net short-term capital gains) will be taxable to shareholders at ordinary income rates whether they are invested in additional shares or received in cash. Distributions of any net capital gains designated by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long a shareholder has held the shares and whether they are invested in additional shares or received in cash. Each year the Trust will notify shareholders of each Fund of the tax status of dividends and distributions.

For corporate investors, dividends from investment income (not capital gains) will generally qualify in part for the intercorporate dividends-received deduction provided certain holding period requirements are satisfied. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by each Fund from domestic (U.S.) sources.

The Trust will be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends paid to non-corporate shareholders if (a) the payee fails to furnish the payee's correct taxpayer identification number or social security number, (b) the Internal Revenue Service (the "IRS") notifies the Trust that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect or (c) when required to do so, the payee fails to certify that he is not subject to backup withholding.

Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.

OTHER INFORMATION

CAPITALIZATION AND VOTING


The Trust was originally organized as a Maryland corporation on July 30, 1969 and on January 9, 1996 was reorganized as a Delaware business trust. The Trust was formerly known as "Schroder Capital Funds, Inc." The Trust is registered as an open-end management investment company under the Act and has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide portfolios or series into classes of shares, and the costs of doing so will be borne by the Trust. The Trust currently consists of five separate portfolios, each of which has separate investment objectives and policies, and five classes, one of which pertains to the Fund.


The shares of the Trust are fully paid and nonassessable, and have no preferences as to conversion, exchange, dividends, retirement or other features. The shares have no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. On matters requiring shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class they hold, except as otherwise required by applicable law.

There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee and the Board of Trustees will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

As of December 22, 1995, Schroder Nominees Limited may be deemed to control Schroder U.S. Smaller Companies Fund for purposes of the Act. From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

REPORTS

The Trust sends to shareholders of each Fund a semi-annual report and an audited annual report, which includes a list of the investment securities held by the Fund.

PERFORMANCE INFORMATION

Each Fund may, from time to time include quotations of its average annual total return in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return for each Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over a period of 1, 5 and 10 years (up to the life of the Fund). Average annual total return quotations reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

Performance information for each Fund may be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for each Fund represents only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund's portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for each Fund, see the SAI.

CUSTODIAN AND TRANSFER AGENT

All securities and cash of the Funds are held by The Chase Manhattan Bank, N.A., Brooklyn, New York. Forum Financial Corp. serves as the Funds' Transfer and Dividend Disbursing Agent.

SHAREHOLDER INQUIRIES

Inquiries about each Fund's investment policies and past performance should be directed to:

     (Name of Fund)
     P.O. Box 446
     Portland, Maine 04112

Information about specific shareholder accounts may be obtained from the Funds' Transfer Agent by calling (800) 344-8332.

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019
DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019
ADMINISTRATOR - SCHRODER U.S. SMALLER COMPANIES FUND
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019
SUB-ADMINISTRATOR
Forum Financial Services, Inc.
61 Broadway, Suite 2770
New York, New York 10006
CUSTODIAN
The Chase Manhattan Bank, N.A.
Chase MetroTech Center
Brooklyn, New York  11245
TRANSFER AND DIVIDEND DISBURSING AGENT
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112
COUNSEL
Jacobs Persinger & Parker
77 Water Street
New York, New York  10005

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109



Table of Contents
PROSPECTUS SUMMARY . . . . . . . . . . . . . . . .
FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . .
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . .
MANAGEMENT OF THE FUNDS. . . . . . . . . . . . . .
INVESTMENT IN THE FUNDS. . . . . . . . . . . . . .
DIVIDENDS, DISTRIBUTIONS AND TAXES . . . . . . . .
OTHER INFORMATION. . . . . . . . . . . . . . . . .

                         SCHRODER EMERGING MARKETS FUND
                             INSTITUTIONAL PORTFOLIO
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101



GENERAL INFORMATION:     (207) 879 8903
ACCOUNT INFORMATION:     (800) 344 8332
FAX:                     (207) 879 6206


       SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. - INVESTMENT ADVISER
           SCHRODER FUND ADVISORS INC. - ADMINISTRATOR AND DISTRIBUTOR

Schroder Emerging Markets Fund Institutional Portfolio (the "Fund") is a separately-managed, non-diversified portfolio of Schroder Funds (the "Trust") an open-end management investment company. The Fund's investment objective is to achieve long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. There is no assurance that the Fund will achieve this objective. Investing in securities of emerging market issuers involves special risks in addition to those associated with investments in securities of U.S. issuers. See "The Fund - Special Risk Considerations."

THE FUND CURRENTLY SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY HOLDING, AS ITS ONLY INVESTMENT SECURITIES, THE SECURITIES OF SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (THE "PORTFOLIO"), A SEPARATE PORTFOLIO OF A REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND POLICIES AS THE FUND. SEE "OTHER INFORMATION - FUND STRUCTURE."

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information (the "SAI") dated January 9, 1996 and as supplemented from time to time containing additional and more detailed information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing or calling the Fund at the address and telephone numbers printed above.

                            _________________________

This Prospectus should be read and retained for information about the Fund.
                            _________________________

THE SHARES OFFERED HEREBY ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE OF A BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY FEDERAL AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is dated January 9, 1996

PROSPECTUS SUMMARY

THE FUND. The Fund is a separately-managed, non-diversified no-load portfolio of the Trust, a Delaware business trust registered as an open-end management investment company under the Investment Company Act of 1940 (the "Act"). The Trust currently consists of five separate portfolios, each of which has separate investment objectives and policies.

The Fund's investment objective is to achieve long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. Currently, the Fund invests exclusively in the Portfolio, a series of Schroder Capital Funds ("Core Trust"), itself a registered open-end management investment company. Accordingly, the investment experience of the Fund will correspond directly with the investment experience of the Portfolio. See "Other Information - Fund Structure." The Portfolio has the same investment objective and policies as the Fund.

SCMI will not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio or any other investment company. The Portfolio, however, pays an advisory fee to SCMI which the Fund indirectly bears through investment in the Portfolio.

SPECIAL RISK CONSIDERATIONS. Investments in securities of foreign issuers, particularly in countries with smaller, emerging capital markets, involve certain risks not associated with domestic investing, including fluctuations in foreign exchange rates, uncertain political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. The Fund is not intended for investors whose objective is assured income or preservation of capital. The Fund should be considered a means of diversifying an investment portfolio and not in itself a balanced investment program.

By investing solely in the Portfolio, the Fund may achieve certain efficiencies and economies of scale. Nonetheless, this investment could also have potential adverse effects on the Fund. Investors in the Fund should consider these risks, as described under "Other Information - Fund Structure."

INVESTMENT ADVISER. The Portfolio's Investment Adviser is Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019. See "Management of the Fund - Investment Adviser and Portfolio Manager."

ADMINISTRATIVE SERVICES. The Administrator of the Fund is Schroder Fund Advisors Inc. ("Schroder Advisors"), 787 Seventh Avenue, New York, New York 10019, a wholly-owned subsidiary of SCMI. Effective July 5, 1995, Schroder Advisors changed its name from Schroder Capital Distributors Inc. The Trust and Schroder Advisors have entered into a Sub-Administration Agreement with Forum Financial Services, Inc. ("Forum"). Pursuant to their agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations, other than the investment management and administrative services provided to the Fund by SCMI pursuant to the Investment Advisory Contract. See "Management of the Fund - Administrative Services."

PURCHASES AND REDEMPTIONS OF SHARES. Shares of the Fund may be purchased directly through the Fund's transfer agent, Forum Financial Corp., through Service Organizations, or through certain broker-dealers who assist their customers in purchasing shares of the Fund. The minimum initial investment is $250,000. Purchases of Fund shares are subject to a purchase charge of 0.50% of the amount invested. See "Investment In The Fund - Purchase of Shares." Redemptions may be made by telephone or by letter to the Fund, specifying the dollar amount or number of shares to be redeemed and account number.
Redemptions are subject to a redemption charge of 0.50% of the net asset value of the shares redeemed. See "Investment in the Fund - Redemption of Shares." All purchase and redemption charges are paid to the Fund and are not sales charges.

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay as a dividend substantially all of its net investment income annually and to distribute any net realized long-term capital gains at least annually. Dividend and capital gains distributions will be reinvested automatically in additional shares of the Fund at net asset value unless the shareholder has notified the Fund in his Purchase Application or otherwise in writing of his election to receive distributions in cash. See "Dividends, Distributions and Taxes."

FEE TABLE

The table below shows the costs and expenses that an investor would incur as a shareholder of the Fund, based upon the Fund's projected annual operating expenses.

SHAREHOLDER TRANSACTION EXPENSES

      Maximum Sales Load Imposed on Purchase . . . . . . . . . . . . . . . None
      Maximum Sales Load Imposed on Reinvested Dividends . . . . . . . . . None
      Deferred Sales Load. . . . . . . . . . . . . . . . . . . . . . . . . None
      Purchase Charge (based on amount invested)*. . . . . . . . . . . . . 0.50%
      Redemption Charge (based on net asset value of shares redeemed)* . . 0.50%
      Exchange Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets, after fee waivers and expense reimbursements)**

      Management Fees*** . . . . . . . . . . . . . . . . . . . . . . . . . 0.36%
      12b-1 Fees**** . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.00%
      Other Expenses*****. . . . . . . . . . . . . . . . . . . . . . . . . 1.24%
                                                                           -----
      Total Fund Operating Expenses. . . . . . . . . . . . . . . . . . . . 1.60%
                                                                           -----
                                                                           -----
                                ________________

* The Purchase Charge and the Redemption Charge are imposed on all purchases and redemptions of Fund shares, respectively, other than with respect to shares purchased through the reinvestment of dividends or distributions. These charges, which are paid to the Fund, are not sales charges but are designed to help compensate the Fund for transaction costs it incurs in issuing and redeeming Fund shares. See "Investment in the Fund - Purchase of Shares" and "- Redemption of Shares."

** The Fund's expenses as listed above include the Fund's pro rata portion of all operating expenses of the Portfolio, which will be borne indirectly by Fund shareholders. The Trust's Board of Trustees believes that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in foreign securities. Investment advisory fees are those incurred by the Portfolio; as long as its assets are invested in the Portfolio, the Fund pays no investment advisory fees directly. SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund to the extent

*** Management Fees for the Fund reflect the annual fee rate that the Fund pays for investment advisory (1.00%) and administrative (0.25%) services. Management Fees charged to the Fund are higher than those charged to most other mutual funds. However, the Fund's investment adviser believes that while such fees are higher than those charged to most funds which invest primarily in U.S. securities, they are not necessarily higher than those charged to funds with investment objectives similar to those of the Fund.


       SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund to the extent that the Fund's total expenses exceed 1.60% of the Fund's average daily net assets. In the absence of estimated expense reimbursements and fee waivers, Management Fees and Total Fund Operating Expenses would have been 1.25% and 2.49%, respectively. For a further description of the various expenses incurred in the operation of the Fund, see "Management of the Fund."

**** Pursuant to Rule 12b-1 under the Act, the Fund has adopted a Distribution Plan generally authorizing it to pay directly, or reimburse the distributor for, costs and expenses incurred in connection with distribution of Fund shares. These payments or reimbursements are limited to an annual rate of 0.50% of the Fund's average daily net assets. Costs or expenses in excess of this limit may not be carried forward to future years. See "Management of the Fund - Distribution." The Fund has no current intention of implementing the Distribution Plan, and in any event will make no payments under the Distribution Plan until further authorized by the Board. If the Distribution Plan is implemented, long term shareholders of the Fund may pay aggregate sales charges totalling more than the economic equivalent of the maximum front-end sales charge permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. In the event that the Fund were to make payments under the Distribution Plan, 12b-1 Fees and Total Operating Expenses would be higher.

***** In addition to and distinct from payments authorized under the Distribution Plan, the Board has authorized the Fund generally to pay Service Organizations fees at an annual rate of up to 0.25% of the Fund's average daily net assets for administrative services related to maintaining shareholder accounts. See "Management of the Fund - Service Organizations." The Fund has no intention of making any such payments, and in any event will make no such payments until further authorized by the Board. In the event that the Fund were to make payments to Service Organizations, Other Expenses and Total Operating Expenses would be higher.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) a 5% gross annual return and (2) redemption at the end of each time period:


                                       1 Year      3 Years    5 Years   10 Years


                                       -4-

  Assuming redemption
   at the end of the period              $21         $56        $93       $197
  Assuming no redemption                 $16         $50        $87       $190

THE PURPOSE OF THE FOREGOING TABLE IS TO ASSIST THE SHAREHOLDER IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; THE ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

FINANCIAL HIGHLIGHTS
The following financial highlights are presented to assist investors in evaluating the performance of the Funds for its first fiscal year. This information is part of the Fund's financial statements and has been audited by Coopers & Lybrand L.L.P., independent accountants. The data in the table should be read in conjunction with the financial statements, notes thereto and independent accountants' report thereon contained in the Fund's annual report, which is incorporated by reference into the Fund's SAI. Further information about the Fund's performance also is contained in the annual report, which may be obtained by shareholders free of charge upon request.

                             March 31, 1995*
                                     through
                            October 31, 1995

NET ASSET VALUE, BEGINNING OF YEAR                        10.00

INVESTMENT OPERATIONS
  Net Investment Income                                    0.02
  Net Realized and Unrealized
   Gain on Investments                                     0.61

Total from Investment Operations                           0.63

NET ASSET VALUE, END OF PERIOD                           $10.63

TOTAL RETURN                                               6.30%

RATIO/SUPPLEMENTARY DATA:

  Net Assets, End of Year  (Thousands)                   18,423
  Ratio of Expenses to Average Net Assets                  1.58%(a)(b)
  Ratio of Net Investment
   Income to Average Net Assets                            0.46%(a)
  Portfolio Turnover Rate                                 44.10%

*       Commencement of operations
(a)     Annualized
(b) During the period, various fees and expenses were reimbursed, respectively. Had such waiver and reimbursement not occcurred, the ratio of expenses to average net assets would have been:
                                                           2.45%(a)

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

The Fund is designed for investors who seek the aggressive growth potential of emerging world markets and are willing to bear the special risks of investing a portion of their assets in those markets. The Fund's fundamental objective is to achieve long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. This objective may not be changed without shareholder approval. Current income will be incidental to the objective of capital appreciation. There is no assurance that the Fund will achieve its objective. The Fund is not intended for investors whose objective is assured income or preservation of capital. The Fund should be considered a means of diversifying an investment portfolio and not in itself a balanced investment program.

The Fund currently seeks to achieve its investment objective by investing all of its investment assets in the Portfolio, which has the same investment objective. The Fund and the Portfolio have the same investment policies, which are discussed below. As the Fund has the same investment policies as the Portfolio and currently invests all of its assets in the Portfolio, investment policies are discussed with respect to the Portfolio only. Additional information concerning the investment policies of the Fund and Portfolio, including additional fundamental policies, is contained in the SAI.

INVESTMENT POLICIES

Under normal conditions, the Portfolio will invest at least 65% of its total assets in emerging market equity and debt securities, including common stocks, preferred stocks, convertible preferred stocks, stock rights and warrants, convertible debt securities and non-convertible debt securities. The Portfolio may invest less than 35% of its net assets in high risk debt securities which are unrated or rated below investment grade. See "Certain Risks of Debt Securities" below. Investments in stock rights and warrants will not be considered in the 65% of total assets determination but are subject to the limitations described below in "Special Investment Methods - Warrants and Stock Rights." Under certain circumstances, the Portfolio may invest indirectly in these securities by investing in other investment companies or vehicles. See "Other Investment Vehicles" below.

In recent years, many emerging market countries have begun programs of economic reform: removing import tariffs, dismantling trade barriers, deregulating foreign investment, privatizing state owned industries, permitting the value of their currencies to float against the dollar and other major currencies, and generally reducing the level of state intervention in industry and commerce. Important intra-regional economic integration also holds the promise of greater trade and growth. At the same time, significant progress has been made in restructuring the heavy external debt burden that certain emerging market countries accumulated during the 1970s and 1980s. While there is no assurance that these trends will continue, the Portfolio's investment adviser will seek out attractive investment opportunities in these countries.

"Emerging market" countries generally include all countries in the world other than those contained in the Morgan Stanley Capital International World Index ("MSCI World") of major world economies. Where the investment adviser determines that the economy of a particular country included in the MSCI World more appropriately reflects an emerging market economy, however, the adviser may include such country in the emerging market category. The following countries currently are excluded from the Portfolio's emerging market category: Australia; Austria; Belgium; Canada; Denmark; Finland; France; Germany; Hong Kong; Ireland; Italy; Japan; Malaysia; Netherlands; New Zealand; Norway; Singapore; Spain; Sweden; Switzerland; United Kingdom; United States of America. The Portfolio will not necessarily seek to diversify investments on a geographic basis within the emerging market category and, in this regard, the Portfolio may invest more than 25% of its total assets in issuers located in any one country. To the extent it invests in issuers located in one country, the Portfolio is susceptible to factors adversely affecting that country. See "Special Risk Considerations - Geographic Concentration" below.

A security ordinarily will be considered to be an emerging market security when
(1) its issuer is organized in an emerging market country; (2) the issuer's primary trading market is located in an emerging market country; or (3) in the judgment of the investment adviser, at least 50% of the issuer's revenues or profits are derived from goods produced or sold, investments made, or services performed in emerging market countries or which have at least 50% of their assets situated in such countries. The Portfolio may acquire emerging market securities that are denominated in currencies other than a currency of an emerging market country. The Portfolio may consider investment companies to be located in the country or countries in which they primarily make their portfolio investments.

In anticipation of the currency requirements of the Portfolio and to attempt to protect against possible adverse movements in foreign exchange rates, the Portfolio may enter into forward contracts to purchase or sell foreign currencies. Although such contracts may reduce the risk of loss to the Portfolio due to a decline in the value of the currency which is sold, they also limit any possible gain which might result should the value of such currency rise.

INVESTMENT RESTRICTIONS

The following investment restrictions of the Portfolio, which are the same as those of the Fund, were designed to reduce the Portfolio's exposure in specific situations. Pursuant to these restrictions, which are fundamental policies, the Portfolio will not:

     (1) Concentrate investments in any particular industry; therefore, the Portfolio will not purchase the securities of companies in any one industry if, thereafter, 25% or more of the Portfolio's total assets would consist of securities of companies in that industry. (This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.)

     (2) Issue senior securities, borrow money or pledge its assets in excess of 10% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes including to meet redemptions or to settle securities transactions. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Portfolio will not borrow to increase income but only as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions which may otherwise require untimely dispositions of Portfolio securities. The Portfolio will not purchase securities while borrowings exceed 5% of total assets. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.)

     (3) Make investments for the purpose of exercising control or management. Investments by the Portfolio in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

The percentage restrictions described above and in the SAI apply only at the time of investment and require no action by the Portfolio as a result of subsequent changes in value of the investments or the size of the Portfolio. A supplementary list of investment restrictions is contained in the SAI.

SPECIAL RISK CONSIDERATIONS

All investments, domestic and foreign, involve certain risks. Investments in securities of foreign issuers, particularly in countries with smaller, emerging capital markets, involve certain risks not associated with domestic investing, including fluctuations in foreign exchange rates, uncertain political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

POLITICAL AND ECONOMIC RISKS. In any emerging market country, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as economic growth rates, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments positions. Certain foreign investments may also be subject to foreign withholding taxes.

Certain emerging market countries may restrict investment by foreign entities. For example, some of these countries may limit the size of foreign investment in certain issuers, require prior approval of foreign investment by the government, impose additional tax on foreign investors or limit foreign investors to specific classes of securities of an issuer that have less advantageous rights (with regard to convertibility, for example) than classes available to domiciliaries of the country.

Substantial limitations may also exist in certain countries with respect to a foreign investor's ability to repatriate investment income, capital or the proceeds of sales of securities. The Portfolio could be adversely affected by delays in, or refusals to grant, any required governmental approvals for repatriation of capital. No more than 15% of the Portfolio's net assets will comprise, in the aggregate, assets which are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities.

FINANCIAL INFORMATION AND STANDARDS. Often the regulation of, and available information about, issuers and their securities is less extensive in emerging market countries than in the United States. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards or to requirements or practices comparable to those applicable to U.S. companies.

REGULATION AND LIQUIDITY OF MARKETS. Government supervision and regulation of exchanges and brokers in emerging market countries is frequently less extensive than in the United States. These markets may have different clearance and settlement procedures. In certain cases, settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could adversely affect or interrupt the Portfolio's intended investment program or result in investment losses due to intervening declines in security values.

Securities markets in emerging market countries are substantially smaller than U.S. securities markets and have substantially less trading volume, resulting in diminished liquidity and greater price volatility. Reduced secondary market liquidity may make it more difficult for the Portfolio to determine the value of its portfolio securities or dispose of particular instruments when necessary. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher as well.

CURRENCY FLUCTUATIONS AND DEVALUATIONS. Because the Portfolio will invest heavily in non-U.S. currency denominated securities, changes in foreign currency exchange rates will affect the value of the Portfolio's investments. A decline in the value of currencies in which the Portfolio's investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Portfolio's assets. This risk tends to be heightened in the case of investing in certain emerging market countries. For example, some currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made in certain of such currencies periodically. Some emerging market countries may also have managed currencies which do not freely float against the dollar.

INFLATION. Several emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation in recent years. Inflation and rapid fluctuations in inflation rates may have very negative effects on the economies and securities markets of certain emerging market countries. Further, inflation accounting rules in some emerging market countries require, for companies that keep accounting records in the local currency, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain emerging market companies.

NON-DIVERSIFIED INVESTMENTS. Because suitable investments in emerging market countries may be limited, the Portfolio, like the Fund, has classified itself as a "non-diversified investment company" under the Act so that it may invest more than 5% of its total assets in the securities of any one issuer. To the extent the Portfolio makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. Also, since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company.

GEOGRAPHIC CONCENTRATION. The Portfolio may invest more than 25% of its total assets in issuers located in any one country. To the extent it invests in issuers located in one country, the Portfolio is susceptible to factors adversely affecting that country. In particular, these factors may include the political and economic developments and foreign exchange rate fluctuations discussed above. As a result of investing substantially in one country, the value of the Portfolio's assets may fluctuate more widely than the value of shares of a comparable Portfolio having a lesser degree of geographic concentration.

ADDITIONAL INVESTMENT POLICIES

The investment objective and all investment policies of each of the Fund and the Portfolio that are designated as fundamental may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund or the Portfolio, as applicable. A majority of outstanding voting securities means the lesser of 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented, or more than 50% of outstanding shares. Except as otherwise indicated, investment policies of the Fund may be changed by the Trust's Board of Trustees (the "Board") without shareholder approval. Likewise, nonfundamental investment policies of the Portfolio may be changed by Core Trust's board of trustees without shareholder approval. For more information concerning shareholder voting, see "Other Information - Capitalization and Voting" and "Other Information - Fund Structure." The investment policies of the Portfolio discussed below are the same as those of the Fund.

EQUITY SECURITIES. The Portfolio's emerging market investments will comprise primarily equity securities. Such investments will consist predominantly of common stock or preferred stock of established companies listed on recognized securities exchanges or traded in other established markets. However, the Portfolio may invest to a limited extent in convertible preferred stock, warrants and stock rights. Due to the absence of established securities markets in certain emerging market countries and restrictions in certain countries on direct investment by foreign entities, the Portfolio may invest in certain emerging market issuers exclusively or primarily through the purchase of sponsored and unsponsored American Depository Receipts

("ADRs") or other similar securities, such as American Depository Shares, Global Depository Shares or International Depository Receipts; or through investment in government approved investment companies or other vehicles. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities, into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

DEBT SECURITIES. The Portfolio may also seek capital appreciation through investment in emerging market convertible or non-convertible debt securities. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The receipt of income from such debt securities is incidental to the Portfolio's objective of long-term capital appreciation. Such income can be used, however, to offset the operating expenses of the Portfolio. In accordance with its investment objective, the Portfolio will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Portfolio may, from time to time, invest in debt securities with relatively high risk and high yields (as compared to other debt securities meeting the Portfolio's investment criteria), notwithstanding that the Portfolio may not anticipate that such securities will experience substantial capital appreciation. The debt securities in which the Portfolio invests may be unrated, but will not be in default at the time of purchase. The Portfolio also may invest to a certain extent in debt securities in order to participate in debt-to-equity conversion programs sponsored by certain emerging market countries or corporate reorganizations.

The Portfolio may invest in debt securities ("sovereign debt") issued or guaranteed by emerging market governments (including countries, provinces and municipalities) or their agencies and instrumentalities ("governmental entities"), debt securities issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development, and debt securities issued by corporations or financial institutions.

The Portfolio may invest a portion of its assets in certain debt obligations known as "Brady Bonds." Brady Bonds are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings implemented pursuant to a plan introduced by Nicholas
F. Brady, former U.S. Secretary of the Treasury. To date, debt restructurings utilizing Brady Bonds have been undertaken in Mexico, Venezuela, Argentina, Costa Rica, Brazil, Nigeria, and the Philippines. Other countries, including Ecuador, Panama, Peru, Bulgaria and Poland, are expected to implement Brady Bond debt restructurings in the future.

Brady Bonds are of recent origin, and accordingly do not have a long payment history. Brady Bonds are actively traded in the over-the-counter secondary market, and may be collateralized or uncollateralized. Although most Brady Bonds are denominated in U.S. dollars, they are issued in various currencies. U.S. dollar denominated Brady Bonds may be fixed rate par bonds or floating rate discount bonds. They are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on U.S. dollar denominated Brady Bonds generally are collateralized on a one year or longer rolling forward basis by cash or securities in an amount, in the case of fixed rate bonds, that is equal to at least one year of interest payments or, in the case of floating rate bonds, that is initially equal to at least one years interest payments based on the current interest rate and is thereafter adjusted at regular intervals. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect are supplemental interest payments but are not generally collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) any uncollateralized repayment of principal at maturity; and (iv) any uncollateralized interest payments. These uncollateralized amounts are referred to as "residual risk." Because of their residual risk and, among other factors, the history of defaults in commercial bank loans in countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.

CERTAIN RISKS OF DEBT SECURITIES. Emerging market debt securities in which the Portfolio may invest may be rated below investment grade or may not be rated at all. The Portfolio may invest these debt securities to the extent that such investment represents less than 35% of the Portfolio's net assets. Securities below investment grade, i.e. those rated in the medium to lower rating categories of nationally recognized statistical rating organizations such as Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") and unrated securities of comparable quality ("high yield/high risk securities"), are predominantly speculative with respect to the capacity to pay interest and repay principal, and generally involve a greater volatility of price than securities in higher rating categories. These securities are commonly referred to as "junk" bonds.

The risks associated with high yield/high risk securities are generally greater than those associated with higher-rated securities. It should be noted that even bonds rated BBB by S&P or Baa by Moody's, i.e., the lowest investment-grade categories assigned by those rating agencies, are described by them as having speculative characteristics and that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of such bonds to make principal and interest payments than is the case with higher grade bonds. The Portfolio is not obligated to dispose of securities due to changes by the rating agencies. A description of S&P's and Moody's fixed-income securities ratings is contained in the Appendix to the SAI.

In purchasing high yield/high risk securities, the Portfolio will rely on the investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. Nonetheless, investors should carefully review the investment objective and policies of the Portfolio and consider their ability to assume the investment risks involved before making an investment. The Portfolio is not authorized to purchase debt securities that are in default, except for sovereign debt (discussed below) in which the Portfolio may invest no more than 5% of its total assets while such sovereign debt securities are in default.

The market values of high yield/high risk securities tend to reflect individual issuer developments and to exhibit sensitivity to adverse economic changes to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield/high risk securities may be highly leveraged and may not have available to them more traditional methods of financing. During economic downturns or substantial periods of rising interest rates, issuers of high yield/high risk securities, especially those which are highly leveraged, may be less able to service their principal and interest payment obligations, meet their projected business goals or obtain additional financing. The risk of loss due to default by the issuer is significantly greater for holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. In addition, the Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default by the issuer of such an obligation or participate in the restructuring of such obligation.

Periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high yield/high risk securities and, correspondingly, the Portfolio's net asset value to the extent it invests in such securities. Further, market prices of such securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than any securities which pay interest periodically and in cash.

High yield/high risk securities may have call or redemption features which would permit an issuer to repurchase the securities from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio likely would have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Portfolio and dividends to shareholders.

While a secondary trading market for high yield/high risk securities does exist, it is generally not as liquid as the secondary market for higher rated securities. In periods of reduced secondary market liquidity, prices of high yield/high risk securities may become volatile and experience sudden and substantial price declines, and the Portfolio may have difficulty in disposing of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain high yield/high risk securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's investment portfolio. Market quotations are generally available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Under such conditions, the Portfolio may have to rely more heavily on the judgment of the Board to value such securities accurately.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to adversely affect the Portfolio's, and thus the Fund's, net asset value.

Investment in sovereign debt involves a high degree of risk. Certain emerging market countries such as Argentina, Brazil and Mexico are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and/or interest on outstanding debt. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest when it is due may be affected by many factors such as its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden to the economy as a whole, and political restraints. The Portfolio, as a holder of sovereign debt, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

The sovereign debt instruments in which the Portfolio may invest involve great risk and are deemed to be the equivalent in terms of quality to high yield/high risk securities discussed above and are subject to many of the same risks as such securities. Similarly, the Portfolio may have difficulty disposing of certain sovereign debt obligations because there may be a thin trading market for such securities. The Portfolio will not invest more than 5% of its total assets in sovereign debt which in default.

DEBT-TO-EQUITY CONVERSIONS. The Portfolio may participate in up to 5% of its net assets in debt-to-equity conversions. Debt-to-equity conversion programs are sponsored in varying degrees by certain emerging market countries, particularly in Latin America, and permit investors to use external debt of a country to make equity investments in local companies. The terms of the programs vary from country to country, but include significant restrictions on the application of the proceeds received in the conversion and on the repatriation of investment profits and capital. In inviting conversion applications by holders of eligible debt, a government will usually specify a minimum discount from par value that it will accept for conversion. The investment adviser believes that debt-to-equity conversion programs may offer investors opportunities to invest in otherwise restricted equity securities with a potential for significant capital appreciation and, to a limited extent, intends to invest assets of the Portfolio in such programs in appropriate circumstances. There can be no assurance that debt-to-equity conversion programs will continue or be successful or that the Portfolio will be able to convert all or any of its emerging market debt portfolio into equity investments.

TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect
to) short-term debt securities, including commercial paper, U.S. Treasury bills, other short-term U.S. Government securities, certificates of deposit and bankers' acceptances of U.S. banks. The Portfolio also may hold cash and time deposits in U.S. banks. In transactions involving "repurchase agreements," the Portfolio purchases securities from a bank or broker-dealer who agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. The securities purchased by the Portfolio have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's custodian bank until repurchased. See "Investment Policies" in the SAI for further information about all these securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. To hedge against adverse price movements in the securities held in its portfolio and the currencies in which they are denominated (as well as in the securities it might wish to purchase and their denominated currencies), the Portfolio may engage in transactions in forward foreign currency contracts. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Portfolio will generally not enter into a forward contract with a term of greater than one year. Forward contracts are not exchange traded, and there can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a forward contract. Nor is there any assurance that a counterparty in an over-the-counter transaction will be able to perform
its obligations.   Currently, only a limited market, if any, exists for hedging transactions relating to currencies in certain emerging markets or to securities of issuers domiciled or principally engaged in business in certain emerging markets. This may limit the Portfolio's ability to effectively hedge its investments in those markets. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currencies should rise. In addition, it may not be possible for the Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates. See "Investment Policies - Forward Foreign Currency Exchange Contracts" in the SAI.

WARRANTS AND STOCK RIGHTS. The Portfolio may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance). The Portfolio may not invest more than 5% of its net assets (at the time of investment) in warrants (other than those that have been acquired in units or attached to other securities).
No more than 2% of the Portfolio's net assets (at the time of investment) may be invested in warrants that are not listed on the New York or American Stock Exchanges. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Portfolio's entire investment therein). The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

In addition, the Portfolio may invest up to 5% of its assets (at the time of investment) in stock rights. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time period.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale ("restricted securities"). There may be undesirable delays in selling illiquid securities at prices representing their fair value. This policy includes over-the-counter options held by the Portfolio and the "in the money" portion of the assets used to cover such options. As stated above, this policy also includes assets which are subject to material legal restrictions on repatriation. This policy does not include restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board or the investment adviser under Board-approved guidelines. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Portfolio's holdings of those securities may be illiquid. See "Investment Policies - Illiquid and Restricted Securities" in the SAI for further details.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may lend portfolio securities (other than in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions, if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the value of the Portfolio's total assets. By so doing, the Portfolio attempts to earn income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Portfolio could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Portfolio lent has increased, the Portfolio, and thus the Fund, could experience a loss.

The Portfolio may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Portfolio with respect to the loan is maintained by the Portfolio in a segregated account. Any securities that the Portfolio may receive as collateral will not become a part of its portfolio at the time of the loan, and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time that the securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Portfolio will be invested in U.S. Government securities and liquid high grade debt obligations. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Portfolio will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Portfolio's board of trustees. See "Loans of Portfolio Securities" in the SAI for further information on securities loans.

OPTIONS AND HEDGING. While the Portfolio does not presently intend to do so, it may (a) write covered call options on portfolio securities and the U.S. dollar and emerging market currencies, without limit; (b) write covered put options on portfolio securities and the U.S. dollar and emerging market currencies with the limitation that the aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of the Portfolio's net assets; (c) purchase call and put options in amounts equaling up to 5% of its total assets; and (d)(i) purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, any emerging market currency, U.S. and emerging market fixed-income securities and such indices of U.S. or emerging market equity or fixed-income securities as may exist or come into being and (ii) purchase and write call and put options on such futures contracts, in all cases involving such futures contracts or options on futures contracts for hedging purposes only, and without limit, except that the Portfolio may not enter into futures contracts or purchase related options if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts generally exceeds 5% of the value of the Portfolio's total assets. All of the foregoing are referred to as "Hedging Instruments."

In general, the Portfolio may use Hedging Instruments: (1) to attempt to protect against declines in the market value of the Portfolio's portfolio securities or stock index futures, and the currencies in which they are denominated and thus protect the Portfolio's net asset value per share against downward market trends, or (2) to establish a position in securities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. The Hedging Instruments which the Portfolio is authorized to use have certain risks associated with them. Principal among such risks are: (a) the possible failure of such instruments as hedging techniques in cases where the price movement of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (b) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (c) possible losses resulting from the inability of the Portfolio's investment adviser to correctly predict the direction of stock prices, interest rates and other economic factors. In addition, currently only a limited market, if any, exists for hedging transactions relating to currencies in many emerging markets or to securities of issuers domiciled or principally engaged in business in emerging markets. This may limit the Portfolio's ability to effectively hedge its investments in such emerging market countries. The Hedging Instruments the Portfolio may use and the risks associated with them are described in greater detail under "Options and Hedging" in the SAI.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Portfolio's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Portfolio's net asset value.

WHEN, AS AND IF ISSUED SECURITIES. The Portfolio may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Portfolio will have lost an investment opportunity. There is no overall limit on the percentage of the Portfolio's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

PORTFOLIO TURNOVER. The Portfolio may engage in short-term trading but its portfolio turnover rate is not expected to exceed 100%. High portfolio turnover and short-term trading involve correspondingly greater commission expenses and transaction costs. Also, higher portfolio turnover rates can make it more difficult for the Portfolio to qualify as a regulated investment company for federal income tax purposes and may cause shareholders of the Portfolio to recognize gains for federal income tax purposes. See "Taxation" in the SAI.

NON-DIVERSIFICATION. The Portfolio, like the Fund, is classified as a "non-diversified" investment company under the Act. In contrast to a "diversified" company, a non-diversified investment company may invest more than 5% of its total assets in the securities of any one issuer. This classification may not be changed without a shareholder vote. However, so that the Fund may continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Portfolio will limit its investments so that at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets not more than 5% will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. See "Dividends, Distributions and Taxes."

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust. The Trustees are Peter E. Guernsey, Ralph E. Hansmann, John I. Howell, Laura E. Luckyn-Malone, Clarence F. Michalis, Hermann
C. Schwab and Mark J. Smith. The business and affairs of the Portfolio are managed under the direction of the board of trustees of Core Trust. Additional information regarding the Trustees and executive officers of the Trust, as well as Core Trust's trustees and executive officers, may be found in the SAI under the heading "Management - Trustees and Officers."

INVESTMENT ADVISER AND PORTFOLIO MANAGER

The Fund currently invests all of its assets in the Portfolio. Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019, serves as investment adviser to the Portfolio pursuant to an Investment Advisory Contract. SCMI manages the investment and reinvestment of the assets included in the Portfolio's investment portfolio and continuously reviews, supervises and administers the Portfolio's investments. In this regard, it is the responsibility of SCMI to make decisions relating to the Portfolio's investments and to place purchase and sale orders regarding such investments with brokers or dealers selected by it in its discretion.

SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in seventeen countries worldwide. The Schroder Group specializes in providing investment management services with assets under management currently in excess of $90 billion.

The Fund may withdraw its investment from the Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. See "Other Information - Fund Structure." Accordingly, the Fund has retained SCMI as its investment adviser to manage the Fund's assets in the event the Fund so withdraws its investment. SCMI will not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio or any other investment company. The investment advisory contract between SCMI and Core Trust with respect to the Fund is the same in all material respects as the Portfolio's Investment Advisory Contract except as to the parties, the circumstances under which fees will be paid and the jurisdiction whose laws govern the agreement.

For its services, SCMI receives a monthly advisory fee equal on an annual basis to 1.00% of the average daily net assets of the Portfolio. The investment advisory fee, in combination with the administrative services fees set forth in "Administrative Services" below, is higher than advisory and management fees charged to mutual funds which invest primarily in U.S. securities but not necessarily higher than those charged to funds with investment objectives similar to those of the Portfolio.

The Fund invests all of its assets in the Portfolio and, accordingly, there is currently no portfolio manager for the Fund. The Portfolio's investment management team consists of John A. Troiano and Laura E. Luckyn-Malone. Mr. Troiano, a Senior Vice President of SCMI since 1991, is also a Vice President of the Trust, and has been employed by various Schroder Group companies in the portfolio management area since 1988. Ms. Luckyn-Malone, a Trustee and President of the Trust, has been a Senior Vice-President and Director of SCMI since February,

1990. Prior to joining the Schroder Group, she was a Principal with Scudder, Stevens and Clark, Inc., which she joined in 1985.

ADMINISTRATIVE SERVICES

On behalf of the Fund, the Trust has entered into an Administrative Services Contract with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019. In addition, the Trust and Schroder Advisors have entered into a Sub-Administration Agreement with Forum. Pursuant to their agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations, other than the investment management and administrative services provided to the Fund by SCMI pursuant to the Investment Advisory Contract. Schroder Advisors is a wholly-owned subsidiary of SCMI. For these services, Schroder Advisors receives from the Fund a fee, payable monthly, at the annual rate of 0.10% of the average daily net assets of the Fund.
Payment for Forum's services is made by Schroder Advisors and is not a separate expense of the Fund. Schroder Advisors and Forum provide similar services to the Portfolio, for which Schroder Advisors is separately compensated at an annual rate of 0.15% of the average daily net assets of the Portfolio, a portion of which Forum receives for its services with respect to the Portfolio.

CODE OF ETHICS

The Fund, the Portfolio, the Trust, SCMI, Schroder Advisors, and Schroders Incorporated have adopted a code of ethics which contains a policy on personal securities transactions by "access persons," including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

DISTRIBUTION

Schroder Advisors acts as distributor of the Fund's shares. Schroder Advisors was organized in 1989 and registered as a broker-dealer to serve as an administrator and distributor of the Fund and other mutual funds. Under the Distribution Plan (the "Plan") adopted by the Trust on behalf of the Fund, which is in the form of a reimbursement plan, the Trust is generally authorized to pay directly or reimburse Schroder Advisors monthly for costs and expenses incurred in connection with the distribution of Fund shares. Such payment or reimbursement is subject to a limit of 0.50% per annum of the Fund's average daily net assets. Payment or reimbursement may be for various types of costs, including: (1) advertising expenses, including advertising by radio, television, newspapers, magazines, brochures, sales literature, or direct mail,
(2) costs of printing prospectuses and other materials to be given or sent to prospective investors, (3) expenses of sales employees or agents of Schroder Advisors, including salary, commissions, travel and related expenses in connection with the distribution of Fund shares and (4) payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Fund shares ("trail fees"). Such payments to broker-dealers may be in amounts up to 0.50% per annum of the Fund's average daily net assets. The Fund will not be liable for distribution expenditures made by Schroder Advisors in any given year in excess of the maximum amount (0.50% per annum of the Fund's average daily net assets) payable under the Plan in that year. Costs or expenses in excess of the 0.50% per annum limit may not be carried forward to future years. Salary expense of salesmen who are responsible for marketing shares of the Fund may be allocated to various portfolios of the Trust that have adopted a Plan similar to that of the Fund on the basis of average net assets; travel expense may be allocated to, or divided among, the particular portfolios of the Trust for which it is incurred. The Fund has no intention of implementing the Distribution Plan with respect to institutional investors, and in any event will make no payments under the Distribution Plan until the Board specifically further so authorizes.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, SCMI may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Although the Portfolio does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These arrangements, whereby brokers executing the Portfolio's portfolio transactions would agree to pay designated expenses of the Portfolio if brokerage commissions generated by the Portfolio reached certain levels, might reduce these expenses. As anticipated, these arrangements would not materially increase the brokerage commissions paid by the Portfolio. Because brokerage commissions are not reflected in Fund expenses, however, certain expenses might not be fully set forth in the Fund's fee table, per share table, and financial statements, and might therefore appear lower than actual expenses incurred.

SERVICE ORGANIZATIONS

Various banks, trust companies, broker-dealers (other than Forum) or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Fund, such as maintaining shareholder accounts and records. In addition to and distinct from payments authorized under the Rule 12b-1 Plan, the Fund is generally authorized to pay fees to Service Organizations (which may vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. The Fund has no intention of making any such payments to service organizations with respect to accounts of institutional investors, and in any event will make no such payments until the Board specifically further so authorizes.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

OTHER EXPENSES

The Fund bears all costs of its operations other than expenses specifically assumed by Schroder Advisors or SCMI, including those expenses it indirectly bears through its investment in the Portfolio. The costs borne by the Fund include legal and accounting expenses; Trustees' fees and expenses; insurance premiums, custodian and transfer agent fees and expenses; brokerage fees and expenses; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on portfolio securities and pricing of the Fund's shares; a portion of the expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. See "Management" in the SAI. Trust expenses directly attributed to the Fund are charged to the Fund; other expenses are allocated proportionately among all the portfolios of the Trust in relation to the net assets of each portfolio. See "Management - Fees and Expenses" in the SAI.

SCMI and Schroder Advisors have voluntarily undertaken to assume certain expenses of the Fund (or waive their respective fees), which applies to fees and expenses paid by the Fund as well as fees and expenses paid by the Portfolio of which the Fund bears its pro rata portion. This undertaking is designed to place a maximum limit on Fund expenses (including all fees to be paid to SCMI and Schroder Advisors but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) of 1.60% of the average daily net assets the Fund. This expense limitation cannot be withdrawn except by a majority vote of the Independent Trustees. If expense reimbursements are required, they will be made on a monthly basis. SCMI will reimburse the Fund for four-fifths of the amount required and Schroder Advisors, the remaining one-fifth; provided, however, that neither SCMI nor Schroder Advisors will be required to make any reimbursements or waive any fees in excess of the fees payable to them by the Fund on a monthly basis for their respective advisory and administrative services. This undertaking to reimburse or waive expenses supplements any applicable state expense limitation.

PORTFOLIO TRANSACTIONS

The Investment Advisory Contract authorizes and directs SCMI to place orders for the purchase and sale of the Portfolio's investments with brokers and dealers selected by SCMI in its discretion and to seek "best execution" of such portfolio transactions. The Portfolio may pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. It should be noted that costs associated with transactions in foreign securities are generally higher than with transactions in United States securities. However, the Portfolio will seek to achieve the best net results in effecting such transactions.

Subject to the Portfolio's policy of obtaining the best price consistent with quality of execution on transactions, the Portfolio may employ (a) Schroder Wertheim & Company, Incorporated ("Schroder Wertheim"), an affiliate of SCMI, to effect transactions of the Portfolio on the New York Stock Exchange only and (b) Schroder Securities Limited and its affiliates (collective, "Schroder Securities"), affiliates of SCMI, to effect transactions of the Portfolio on certain foreign securities exchanges. Because of the affiliations between SCMI and Schroder Wertheim and Schroder Securities, respectively, the Portfolio's payment of commissions to them is subject to procedures adopted by Core Trust's board of trustees to provide that such commissions will not exceed the usual and customary brokerage commissions. No specific portion of the Portfolio's brokerage will be directed to Schroder Wertheim or Schroder Securities and in no event will either of them receive such brokerage in recognition of research services.

INVESTMENT IN THE FUND

PURCHASE OF SHARES

The Fund offers its shares at their next determined net asset value, subject to the purchase charge described below, after receipt of a Purchase Order at the address set forth below without any sales charge as an investment vehicle for individuals, institutions, corporations and fiduciaries. The net asset value per share of the Fund is calculated at 4:00 p.m. New York City time. See "Net Asset Value." Prospectuses, sales material and applications can be obtained from the Trust or Forum Financial Corp., the Fund's Transfer Agent. See "Other Information - Shareholder Inquiries."

The minimum initial investment is $250,000. The Fund and the Administrator each reserves the right to waive the minimum investment requirement. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

Initial and subsequent purchases may be made by mailing a check (in U.S. dollars), payable to Schroder Emerging Markets Fund Institutional Portfolio, to:

           Schroder Emerging Markets Fund Institutional Portfolio
           P.O. Box 446

           Portland, Maine 04112

In the case of an initial purchase, the check must be accompanied by a completed Purchase Application.

Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions.

Service Organizations (on behalf of customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund at the following address:

           Chase Manhattan Bank
           New York, NY
           ABA. No.: 021000021

           For Credit To: Forum Financial Corp.
           Acct. No.: 910-2-718187
           Ref: Schroder Emerging Markets Fund Institutional Portfolio Account of: (shareholder name)
           Account Number: (shareholder account number)

The wire order must specify the name of the Fund, the account name and number, address, confirmation number, social security and tax identification number (where applicable), amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. Where the initial purchase is by wire, an account number will be assigned and a Purchase Application must be completed and mailed to the Fund. Purchase requests by wire that are received prior to 4:00 p.m. (New York City Time) will be processed at the net asset value determined as of that day. Purchase requests by wire that are received after 4:00 p.m. (New York City Time) will be processed at the net asset value determined as of the next day that the New York Stock Exchange is open for trading.

For each shareholder of record, the Fund's Transfer Agent, as the shareholder's agent, will establish an open account to which all shares purchased are credited, together with any dividends and capital gain distributions which are paid in additional shares. Although most shareholders elect not to receive share certificates, certificates for full shares may be obtained by specific written request to the Transfer Agent. No certificates are issued for fractional shares.

Purchases may also be made through broker-dealers who assist their customers in purchasing shares of the Fund. Such broker-dealers may charge their customers a service fee for processing orders to purchase or sell shares of the Fund.

PURCHASE CHARGE. Purchases of Fund shares are subject to a purchase charge of 0.50% of the amount invested. This charge is designed to help compensate the Fund for transaction costs it incurs in accepting investment in the Fund, including brokerage commissions in acquiring portfolio securities, currency transaction costs and transfer agent costs, and to protect the interests of shareholders.
This charge, which is not a sales charge, is paid to the Fund, not to Schroder Advisors or any other entity. The purchase charge is not assessed on the reinvestment of dividends or distributions or shares purchased through a subscription in kind.

RETIREMENT PLANS

Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, an investor should consult his or her tax adviser.

REDEMPTION OF SHARES

Shares of the Fund will be redeemed at their next determined net asset value, subject to the redemption charge described below, following receipt by the Fund (at the address set forth below) of a redemption request in proper form. See "Net Asset Value." Redemption requests by telephone or wire may be made between the hours of 9:00 a.m. and 6:00 p.m. (New York City time) on each day that the New York Stock Exchange is open for trading. Redemption requests by telephone or wire that are received prior to 4:00 p.m. (New York City Time) will be processed at the net asset value determined as of that day. Redemption requests by telephone or wire that are received after 4:00 p.m. (New York City Time) will be processed at the net asset value determined as of the next day that the New York Stock Exchange is open for trading.

BY TELEPHONE. Redemption requests may be made by telephoning the Transfer Agent at 800-344-8332. Shareholders must provide the Transfer Agent with the shareholder's account number, the exact name in which the shares are registered and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the Account Registration Form. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by Forum to confirm that such instructions are genuine. If such procedures are followed, neither Forum nor the Trust will be liable for any losses due to unauthorized or fraudulent redemption requests. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

WRITTEN REQUESTS. Redemptions may be made by letter to the Fund, specifying the dollar amount or number of shares to be redeemed and account number, and sent to:

          Schroder Emerging Markets Fund Institutional Portfolio
          P.O. Box 446
          Portland, Maine 04112

The letter must be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign. In certain cases, signatures must be guaranteed by an institution acceptable to the Transfer Agent. Such institutions may include certain banks, broker-dealers (including municipal and government securities brokers and dealers), credit unions, securities exchanges and associations, clearing agencies and savings associations. Signature guarantees by notaries public are not acceptable. Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Transfer Agent, at the address set forth for the Fund under "Purchase of Shares" or by calling the Account Information telephone number appearing on the cover of this Prospectus.

If shares to be redeemed are held in certificate form, the certificates must be enclosed with the letter and the assignment form on the back of the certificates, or an assignment separate from the certificates (but accompanied by the certificates), must be signed by all owners in exactly the same way the name or names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

Checks for redemption proceeds will normally be mailed within seven days but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been cleared, which may take up to 15 calendar days from purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, (ii) the SEC has by order permitted such suspension, or (iii) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.

Proceeds of redemptions normally are paid in cash. If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by an in-kind distribution of securities from the portfolio of the Fund.
The Fund has filed a formal election with the SEC pursuant to which the Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder of record. It is the Fund's policy, however, to redeem shares solely in cash up to the greater of $5,000,000 or 5% of net assets during any 90-day period. This policy may involve the sale of certain portfolio securities before the time the investment adviser might otherwise deem appropriate and therefore may reduce the diversification and liquidity of the Fund's portfolio. For further information about redemption in kind, see "Redemption in Kind" in the SAI.

The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.

Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem, upon not less than 30 days' notice, shares in any account if at any time the total investment does not have a value of at least $2,000, unless the value of the account shall have fallen below such amount solely as a result of market activity. However, an affected shareholder would be allowed to make an additional investment prior to the date fixed for redemption to avoid liquidation of the account.

REDEMPTION CHARGE. Redemptions of Fund shares are subject to a redemption charge of 0.50% of the net asset value of the shares redeemed. This charge is designed to help compensate the Fund for the transaction costs it incurs in redeeming Fund shares, including brokerage commissions in selling portfolio securities, currency transaction costs and transfer agent costs, and to protect the interests of shareholders. This charge, which is not a sales charge, is paid to the Fund, not to Schroder Advisors or any other entity. The redemption charge is not assessed on shares acquired through the reinvestment of dividends or distributions or on redemptions in kind. For purposes of computing the redemption charge, redemptions by a shareholder are deemed to be made in the following order: (i) shares purchased through the reinvestment of dividends and distributions and (ii) shares for which the redemption charge is applicable, on a first purchased, first redeemed basis.

NET ASSET VALUE

The net asset value per share of the Fund is calculated at 4:00 p.m. New York City time, Monday through Friday, on each day that the New York Stock Exchange is open for trading (which excludes the following national business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas
Day). Net asset value per share is calculated by subtracting the Fund's liabilities from the aggregate value of its assets and dividing the remainder by the number of shares of the Fund outstanding.

The Board has established procedures for the valuation of the Fund's securities. In general, those valuations are based on market value, with special provisions being made for securities which do not have readily available market quotations, short-term debt securities and Hedging Instruments. Trading in securities on some non-U.S. exchanges and over-the-counter markets may not occur every day that the Fund calculates its net asset value. Furthermore, trading in some non-U.S. markets may take place on days on which the Fund does not calculate its net asset value. If events materially affecting the value of foreign securities occur between the time when their price is determined and the time when net asset value is calculated, such securities will be valued at far value as determined in good faith by the Board. Portfolio securities listed on recognized stock exchanges are valued at the last reported trade price, prior to the time when the assets are valued, on the exchange on which the securities are principally listed. Listed securities traded on recognized stock exchanges where last trade prices are not available are valued at mid-market prices. Securities traded in over-the-counter markets, or listed securities for which no trade is reported on the valuation date, are valued at the most recent reported mid-market price. For further information, see "Determination of Net Asset Value Per Share" in the SAI.

All assets or liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the afternoon of valuation.

DIVIDENDS, DISTRIBUTIONS AND TAXES

THE FUND. The Fund intends to comply with the provisions of Subchapter M of the Code, applicable to regulated investment companies. As a regulated investment company, the Fund will distribute substantially all of its "investment company taxable income" and its "net capital gains" at least annually, as defined in the Code, and, therefore, the Fund will not be subject to Federal income tax to the extent it distributes such income and capital gains in the manner required under the Code.

The Fund intends to declare and pay as a dividend substantially all of its net investment income annually and to distribute any net realized long-term capital gains at least annually. Dividend and capital gains distributions will be reinvested automatically in additional shares of the Fund at net asset value unless the shareholder has notified the Fund in his Purchase Application or otherwise in writing of his election to receive distributions in cash.

Dividend and capital gain distributions are made on a per-share basis. After every distribution the value of a share declines by the amount of the distribution. Purchases made shortly before a distribution include in the purchase price the amount of the distribution which will be returned to the investor in the form of a taxable dividend or capital gain distribution.

Earnings of the Fund not distributed on a timely basis in accordance with a calendar year distribution requirement will subject the Fund to a nondeductible 4% excise tax. To prevent imposition of this tax, the Fund intends to comply with this distribution requirement. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which declared rather than the calendar year in which received.

For Federal income tax purposes, distribution of the Fund's investment company taxable income (including net short-term capital gains) will be taxable to shareholders at ordinary income rates whether they are invested in additional shares or received in cash. Distributions of any net capital gains designated by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long a shareholder has held the shares and whether they are invested in additional shares or received in cash. Each year the Trust will notify Fund shareholders of the tax status of dividends and distributions.

Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

Dividends and interest received, and, in certain circumstances, capital gains realized, by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service ("IRS") pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in their United States income tax returns as gross income, treat such proportionate share as taxes paid by them, and, subject to certain limitations, deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

Due to investment laws in certain emerging market countries, it is anticipated that the Fund's investments in equity securities in such countries will consist primarily of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for United States Federal income tax purposes. The Fund may be subject to United States Federal income tax, and an additional tax in the nature of interest, on a portion of distributions from such company and on gain from the disposition of such shares (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distribution received from such PFICs.

Under Code Section 988, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will generally be treated as ordinary income or loss. In certain circumstances the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of the capital to shareholders, thereby reducing each shareholder's basis in his Fund shares.

The Trust will be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends paid to non-corporate shareholders if (a) the payee fails to furnish the payee's correct taxpayer identification number or social security number, (b) the IRS notifies the Trust that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect or
(c) when required to do so, the payee fails to certify that he is not subject to backup withholding.

Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, foreign, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.

THE PORTFOLIO. The Portfolio is not required to pay Federal income taxes on its net investment income and capital gain, as it is treated as a partnership for Federal income tax purposes. All interest, dividends and gains and losses of the Portfolio are deemed to have been "passed through" to the Fund in proportion to its holdings of the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio or losses have been realized by the Portfolio. Investment income received by the Fund from sources within foreign countries may be subject to foreign income or other taxes. The Fund intends to elect, if eligible to do so, to permit its shareholders to take a credit (or a deduction) for foreign income and other taxes paid by the Portfolio. Shareholders of the Fund will be notified of their share of those taxes and will be required to include that amount as income. In that event, the shareholder may be entitled to claim a credit or deduction for those taxes.

OTHER INFORMATION

CAPITALIZATION AND VOTING


The Trust was originally organized as a Maryland corporation on July 30, 1969 and on January 9, 1996 was reorganized as a Delaware business trust. The Trust was formerly known as "Schroder Capital Funds, Inc." The Trust is registered as an open-end management investment company under the Act and has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide portfolios or series into classes of shares, and the costs of doing so will be borne by the Trust. The Trust currently consists of five separate portfolios, each of which has separate investment objectives and policies, and five classes, one of which pertains to the Fund.


The shares of the Trust are fully paid and nonassessable, and have no preferences as to conversion, exchange, dividends, retirement or other features. The shares have no preemptive rights. They have non-cumulative voting rights, which means that the holders of more than

50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. On matters requiring shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class they hold, except as otherwise required by applicable law.

There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Director and the Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.


As of December 22, 1995, the Robert Wood Johnson Foundation may be deemed to control the Fund for purposes of the Act.



From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.


REPORTS

The Trust sends to each shareholder of the Fund a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Fund.

PERFORMANCE INFORMATION

The Fund from time to time may include quotations of its average annual total return in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over a period of 1, 5 and 10 years (up to the life of the Fund). Average annual total return quotations reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

Performance information for the Fund may be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for the Fund represents only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund's portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the SAI.

CUSTODIAN AND TRANSFER AGENT

Securities of the Fund will be held by The Chase Manhattan Bank, N.A. as Custodian for the Fund. Forum Financial Corp. serves as the Fund's Transfer and Dividend Disbursing Agent. The Transfer Agent maintains an account for each shareholder of the Trust (unless such accounts are maintained by sub-transfer agents), performs other transfer agency functions and acts as dividend disbursing agent for the Trust. In addition, under a separate agreement, Forum Financial Corp. performs portfolio accounting services for the Fund, including determination of the Fund's net asset value.

SHAREHOLDER INQUIRIES

Inquiries about the Fund's investment policies and past performance should be directed to:

               Schroder Emerging Markets Fund Institutional Portfolio
               P.O. Box 446
               Portland, Maine 04112

Information about specific stockholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.

FUND STRUCTURE

The Fund invests all of its assets in the Portfolio, a separate series of Core Trust, a business trust organized under the laws of the State of Delaware in September 1995. Core Trust is registered under the Act as an open-end management investment company and currently has two separate portfolios. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Core Trust.

THE PORTFOLIO. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The investment objective and fundamental investment policies of the Fund and the Portfolio can be changed only with shareholder approval. See "Prospectus Summary," "The Fund," and "Management of the Fund" for a complete description of the Portfolio's investment objective, policies, restrictions, management, and expenses.

The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of the date of this Prospectus, the Fund is the only institutional investor that has invested all of its assets in the Portfolio. The Portfolio may permit other investment companies or institutional investors to invest in it. All investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

The Portfolio normally will not hold meetings of investors except as required by the Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the Act and other applicable law, the Fund will solicit proxies from shareholders of the Fund and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could hold have voting control of the Portfolio.


The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund, could have different advisory and other fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Core Trust by calling (207) 879-8903.


CERTAIN RISKS OF INVESTING IN THE PORTFOLIO. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

The Fund may withdraw its entire investment from the Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by the Adviser and Schroder, the Fund's investment adviser and subadviser, respectively, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit the Adviser and Schroder to manage the Fund's assets, could have a significant impact on shareholders of the Fund.

Each investor in the Portfolio, including the Fund, will be liable for all obligations of the Portfolio, but not any other portfolio of Core Trust. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, would be limited to circumstances in which the Portfolio was unable to meet its obligations. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

SCHRODER EMERGING MARKETS FUND
INSTITUTIONAL PORTFOLIO

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York  10019

ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019

SUB-ADMINISTRATOR
Forum Financial Services, Inc.
61 Broadway
New York, New York 10006

CUSTODIAN
The Chase Manhattan Bank, N.A.
Global Custody Division
Woolgate House, Coleman Street
London, EC2P 2HD
United Kingdom

TRANSFER AND DIVIDEND DISBURSING AGENT
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112

COUNSEL
Jacobs Persinger & Parker
77 Water Street
New York, New York  10005


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

     _____________

     TABLE OF CONTENTS
     _____________

PROSPECTUS SUMMARY


FINANCIAL HIGHLIGHTS



INVESTMENT OBJECTIVE AND POLICIES

Investment Objective
Investment Policies
Investment Restrictions
Special Risk Considerations
Additional Investment Policies


MANAGEMENT OF THE FUND
Board of Trustees
Investment Adviser and Portfolio Manager
Administrative Services
Code of Ethics
Distribution
Service Organizations
Other Expenses
Portfolio Transactions

INVESTMENT IN THE FUND
Purchase of Shares
Retirement Plans
Redemption of Shares
Net Asset Value

DIVIDENDS, DISTRIBUTIONS AND TAXES

OTHER INFORMATION
Capitalization and Voting
Reports
Performance Information
Custodian and Transfer Agent
Shareholder Inquiries


PROSPECTUS
January 9, 1996

                            INTERNATIONAL EQUITY FUND
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

______________________________________________________________________________

GENERAL INFORMATION:     (207) 879 8903
ACCOUNT INFORMATION:     (800) 344 8332
FAX:                     (207) 879 6206
______________________________________________________________________________

       SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. - INVESTMENT ADVISER
           SCHRODER FUND ADVISORS INC. - ADMINISTRATOR AND DISTRIBUTOR

                       STATEMENT OF ADDITIONAL INFORMATION

International Equity Fund (the "Fund") is a diversified, separately-managed portfolio of Schroder Capital Funds (Delaware) (the "Trust"), an open-end management investment company currently consisting of five separate portfolios, each of which has different investment objectives and policies.

The Fund's investment objective is capital appreciation through investment in securities markets outside the United States. All international investments involve special risks in addition to those risks associated with investments in general, and there can be no assurance that the Fund's objective will be achieved. The Fund currently seeks to achieve its investment objective by holding, as its only investment securities, the securities of International Equity Fund (the "Portfolio"), a separate portfolio of a registered open-end management investment company ("Core Trust").

Shares of the Fund are offered for sale at net asset value with no sales charge as an investment vehicle for individuals, institutions, corporations and fiduciaries.


This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Prospectus for the Fund dated January 9, 1996 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and SAI for the Fund may be obtained without charge by writing or calling the Fund at the address and information numbers printed above.



January 9, 1996

                                TABLE OF CONTENTS

     INTRODUCTION

     INVESTMENT POLICIES
     Introduction
     Foreign Securities
     Depository Receipts
     Use of Forward Contracts in Foreign
       Exchange Transactions
     U.S. Government Securities
     Bank Obligations
     Short-Term Debt Securities
     Repurchase Agreements

     INVESTMENT RESTRICTIONS

     MANAGEMENT
     Officers and Trustees
     Investment Adviser
     Administrative Services
     Distribution of Fund Shares
     Service Organizations
     Portfolio Accounting
     Fees and Expenses

     PORTFOLIO TRANSACTIONS
     Investment Decisions
     Brokerage and Research Services

     ADDITIONAL PURCHASE AND
     REDEMPTION INFORMATION
     Redemption in Kind

     TAXATION

     OTHER INFORMATION
     Organization
     Capitalization and Voting
     Principal Shareholders
     Custody of Fund Assets
     Transfer Agent and Dividend Disbursing Agent
     Performance Information
     Independent Accountants
     Counsel
     Registration Statement

     FINANCIAL STATEMENTS

INTRODUCTION

The Fund was originally organized in 1985 as a separate portfolio of Fund Source ("Fund Source"), a Massachusetts business trust. Pursuant to a reorganization (the "Reorganization") which became effective August 1, 1989, all the assets and liabilities of such portfolio were transferred to the Trust in exchange for shares of common stock of the Trust classified as the "International Equity Fund." Such shares were distributed to the former shareholders of such portfolio of Fund Source and it thereby became a portfolio of the Trust. References in this SAI to the Fund with respect to periods prior to the effective date of the Reorganization mean as it was constituted as a portfolio of Fund Source.

INVESTMENT POLICIES

INTRODUCTION

The following information supplements the discussion found under "Investment Objectives" and "Investment Policies" in the Prospectus. The Fund currently seeks to achieve its investment objective by investing all of its investment assets in the Portfolio, which has the same investment objective and policies. As the Fund has the same investment policies as the Portfolio and currently invests all of its assets in the Portfolio, investment policies are discussed with respect to the Portfolio only.

The Portfolio will normally invest at least 65% of its total assets in equity securities of companies domiciled outside the United States, including common and preferred stock, convertible securities, depository receipts, and warrants or rights to purchase such equity securities. Investments also may be made in debt obligations of foreign governments, corporations and international or supranational organizations (and their agencies or instrumentalities).

For temporary defensive purposes, to accumulate cash for investments, or to meet anticipated redemptions, the Portfolio may invest in (or enter into repurchase agreements with banks and broker dealers with respect to) short-term debt securities, including Treasury bills and other U.S. Government securities, and certificates of deposit and bankers' acceptances of U.S. banks. The Portfolio may also hold cash and time deposits in foreign banks, denominated in any major foreign currency.

In anticipation of foreign exchange requirements and to avoid losses due to adverse movements in foreign currency exchange rates, the Portfolio also may enter into forward contracts to purchase and sell foreign currencies.

FOREIGN SECURITIES

Investment in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. There may be less publicly available information about foreign issuers than is available for U.S. issuers, and foreign auditing, accounting and financial reporting practices may differ from U.S. practices. Foreign securities markets may be less active than U.S. markets, trading may be thin and consequently securities prices may be more volatile. The Portfolio's investment adviser, Schroder Capital Management International, Inc. ("SCMI" or "Adviser") will, in general, invest only in securities of companies and governments of countries which, in its judgment, are both politically and economically stable. Nevertheless, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on the repatriation of foreign capital and changes in foreign governmental attitudes toward private investment, possibly leading to nationalization, increased taxation, or confiscation of Portfolio assets.

DEPOSITORY RECEIPTS

Investments in securities of foreign issuers may on occasion be in the form of sponsored or unsponsored American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs"), or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued in the United States by a bank or trust company, evidencing ownership of the underlying securities. EDRs are typically issued in Europe under a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.
Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

USE OF FORWARD CONTRACTS IN FOREIGN EXCHANGE TRANSACTIONS

To protect or "hedge" against adverse movements in foreign currency exchange rates, the Portfolio may invest in forward contracts to purchase or sell an agreed-upon amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the currency which is sold, they expose the Portfolio to the risk that the counterparty is unable to perform and they tend to limit commensurately any potential gain which might result should the value of such currency increase during the contract period.

U.S. GOVERNMENT SECURITIES

The Portfolio may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities which have remaining maturates not exceeding one year. Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the U.S. Government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Student Loan Marketing Association. Except for obligations issued by the U.S. Treasury and the Government National Mortgage Association, none of the obligations of the other agencies or instrumentalities referred to above are backed by the full faith and credit of the U.S. Government.

BANK OBLIGATIONS

The Portfolio may invest in obligations of U.S. banks (including certificates of deposit and bankers' acceptances) having total assets at the time of purchase in excess of $1 billion. Such banks must be members of the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

The Portfolio also may invest in certificates of deposit issued by foreign banks, denominated in any major foreign currency. The Portfolio will invest in instruments issued by foreign banks which, in the view of SCMI and the Trustees of Core Trust, are of credit-worthiness and financial stature in their respective countries comparable to U.S. banks used by the Portfolio.

A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

SHORT-TERM DEBT SECURITIES

The Portfolio may invest in commercial paper, that is short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Portfolio for temporary defensive purposes consists of direct obligations of domestic issuers which, at the time of investment, are rated "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1" by Standard & Poor's Corporation

("S&P"), or securities which, if not rated, are issued by companies having an outstanding debt issue currently rated Aa by Moody's or AAA or AA by S&P. The rating "P-1" is the highest commercial paper rating assigned by Moody's and the rating "A-1" is the highest commercial paper ratings assigned by S&P.

REPURCHASE AGREEMENTS

The Portfolio may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers maturing in seven days or less. In a typical repurchase agreement the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. SCMI will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Portfolio may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, SCMI reviews the credit-worthiness of those banks and dealers with which the Portfolio enters into repurchase agreements.

INVESTMENT RESTRICTIONS

The following investment restrictions restate or are in addition to those described under "Investment Restrictions" and "Investment Policies" in the Prospectus. Under the following restrictions, which, unless otherwise indicated (see in particular the discussion below regarding restriction c(i)), may not be changed without the approval of the holders of a majority of the Portfolio's outstanding shares, the Portfolio will not:

(a) Invest more than 5% of its assets in the securities of any single issuer. This restriction does not apply to securities issued by the U.S. Government, its agencies or instrumentalities.

(b) Purchase more than 10% of the voting securities of any one issuer. Moreover, the Portfolio will not purchase more than 3% of the outstanding securities of any closed-end investment company. (Any such purchase of securities issued by a closed-end investment company will otherwise be made in full compliance with Sections 12(d)(1)(a)(i), (ii) and (iii) of the Investment Company Act of the 1940 Act.)

(c) Invest in (i) securities which cannot be readily resold to the public because of legal or contractual restrictions or for which no readily available market exists, or in (ii) securities of issuers having a record, together with predecessors, of less than three years of continuous operations if, regarding all such securities, more than 10% of its total assets would be invested in such securities.

(d)  Invest 25% or more of the value of its total assets in any one industry.

(e) Borrow money, except from banks, for temporary emergency purposes and then only in an amount not exceeding 5% of the value of the total assets of the Portfolio.

(f) Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of the total assets of the Portfolio.

(g)  Purchase securities on margin or sell short.

(h)  Make investments for the purpose of exercising control or management.

(i) Purchase or sell real estate, provided that the Portfolio may invest in securities issued by companies which invest in real estate or interests therein.

(j) Make loans to other persons, provided that for purposes of this restriction, entering into repurchase agreements, acquiring corporate debt securities and investing in U.S. Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

(k) Invest in commodities; commodity contracts other than foreign currency forward contracts; or oil, gas and other mineral resource, lease, or arbitrage transactions.

(l) Write, purchase or sell options or puts, calls, straddles, spreads, or combinations thereof.

(m) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws.

(n) Invest in warrants, valued at the lower of cost or market, more than 5% of the value of the Portfolio's net assets (included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.).

The Portfolio's restrictions on investing in the securities described in (c)(i) above is an operating (non-fundamental) policy, which may be changed by Core Trust's Board of Trustees without prior shareholder approval. This policy does not include restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by Core Trust's Board of Trustees or SCMI under Board-approved guidelines. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Portfolio's holdings of those securities may be illiquid.

MANAGEMENT

OFFICERS AND TRUSTEES

The following information relates to the principal occupations of each Trustee and executive officer of the Trust during the past five years and shows the nature of any affiliation with SCMI. Each of these individuals currently serves in the same capacity for Core Trust.

PETER E. GUERNSEY, Oyster Bay, New York - a Trustee of the Trust - Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

RALPH E. HANSMANN, 40 Wall Street, New York, New York - a Trustee of the Trust - Private investor; Director, First Eagle Fund of America, Inc.; Director, Verde Exploration, Ltd.; Trustee Emeritus, Institute for Advanced Study; Trustee and Treasurer, New York Public Library; Life Trustee, Hamilton College.

JOHN I. HOWELL, 7 Riverside Road, Greenwich, Connecticut - a Trustee of the Trust - Private Consultant since February 1987; Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.

LAURA E. LUCKYN-MALONE(a), 787 Seventh Avenue, New York, New York - President and a Trustee of the Trust - Director and Senior Vice President of SCMI since February 1990; Director and President, Schroder Advisors(b).

CLARENCE F. MICHALIS, 44 East 64th Street, New York, New York - a Trustee of the Trust - Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

HERMANN C. SCHWAB, 787 Seventh Avenue, New York, New York - Chairman (Honorary) and a Trustee of the Trust - retired since March, 1988; prior thereto, consultant to SCMI since February 1, 1984.

MARK J. SMITH(a), 33 Gutter Lane, London, England - a Vice President and a Trustee of the Trust - First Vice President of SCMI since April 1990; Director and Vice President, Schroder Advisors(b).

ROBERT G. DAVY, 787 Seventh Avenue, New York, New York - a Vice-President of the Trust - First Vice President of SCMI since July, 1992; prior thereto, employed by various affiliates of Schroders plc(b) in various positions in the investment research and portfolio management areas since 1986.

RICHARD R. FOULKES, 787 Seventh Avenue, New York, New York - a Vice President of the Trust; Director of SCMI since 1979, Director of Schroder Capital Management International Ltd. since 1989, and Executive Vice President of both of these entities.

JOHN Y. KEFFER, 2 Portland Square, Portland, Maine - a Vice President of the Trust. President of Forum Financial Services, Inc., the Fund's sub-administrator, and Forum Financial Corp., the Fund's transfer and dividend disbursing agent and fund accountant.

CATHERINE A. MAZZA, 787 Seventh Avenue, New York, New York - a Vice President of the Trust - Vice President of SCMI since September 1994; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

FARIBA TALEBI, 787 Seventh Avenue, New York, New York - a Vice President of the Trust - Vice President of SCMI employed in various positions in the investment research and portfolio management areas since 1987.

JOHN A. TROIANO(a), 787 Seventh Avenue, New York, New York - a Vice President of the Trust - Director and Senior Vice President of SCMI since 1991; prior thereto, employed by various affiliates of Schroders plc(b) in various positions in the investment research and portfolio management areas since 1981.

IRA L. UNSCHULD, 787 Seventh Avenue, New York, New York - a Vice President of the Trust - a Vice President of SCMI since April, 1993 and an Associate from July, 1990 to April, 1993; prior to July, 1990, employed by various financial institutions as a securities or financial analyst.

ROBERT JACKOWITZ, 787 Seventh Avenue, New York, New York - Treasurer of the Trust - Vice President of SCMI since September 1995 and Assistant Treasurer since January 1990.

MARGARET H. DOUGLAS-HAMILTON, 787 Seventh Avenue, New York, New York - Secretary of the Trust - First Vice President and General Counsel of Schroders Incorporated(b) since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.

DAVID I. GOLDSTEIN, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. Since 1991; prior thereto, associate at Kirkpatrick & Lockhart, Washington, D.C.

THOMAS G. SHEEHAN, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. since 1993; prior thereto, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

BARBARA GOTTLIEB, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - [business history].

GERARDO MACHADO, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Assistant Portfolio Manager, SCMI.

(a)  Interested Trustee of the Trust within the meaning of the 1940 Act.

(b) Schroder Advisors is a wholly-owned subsidiary of SCMI, which is a wholly-owned subsidiary of Schroders Incorporated, which in turn is an indirect, wholly-owned subsidiary of Schroders plc.


Officers and Trustees who are interested persons of the Trust receive no salary, fees or compensation from the Fund. Independent Trustees of the Trust receive an annual fee of $1,000 and a fee of $250 for each meeting of the Board attended by them except in the case of Mr. Schwab, who receives an annual fee of $1,500 and a fee of $500 for each meeting attended. The Fund has no bonus, profit sharing, pension or retirement plans.



The following table provides the fees paid to each Trustee of the Trust for the fiscal year ended October 31, 1995.





 Name of Trustee          Aggregate     Pension or     Estimated          Total
                       Compensation     Retirement        Annual   Compensation
                         From Trust       Benefits Benefits Upon     From Trust
                                        Accrued As    Retirement       And Fund
                                     Part of Trust                 Complex Paid
                                          Expenses                  To Trustees
-------------------------------------------------------------------------------
 Mr. Guernsey                $4,000             $0            $0          $4000
 Mr. Hansmann                 3,500              0             0          3,500
 Mr. Howell                   4,000              0             0          4,000

 Ms. Luckyn-Malone                0              0             0              0
 Mr. Michalis                 3,000              0             0          3,000
 Mr. Schwab                   7,000              0             0          7,000

 Mr. Smith                        0              0             0              0




As of December 22, 1995, the officers and Trustees of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.


While the Trust is a Delaware business trust, certain of its Trustees or officers are residents of the United Kingdom and substantially all of their assets may be located outside of the U.S. As a result it may be difficult for U.S. investors to effect service upon such persons within the U.S., or to realize judgments of courts of the U.S. predicated upon civil liabilities of such persons under the Federal securities laws of the U.S. The Trust has been advised that there is substantial doubt as to the enforceability in the United Kingdom of such civil remedies and criminal penalties as are afforded by the Federal securities laws of the U.S. Also it is unclear if extradition treaties now in effect between the U.S. and the United Kingdom would subject such persons to effective enforcement of the criminal penalties of such acts.

INVESTMENT ADVISER

SCMI, 787 Seventh Avenue, New York, New York, 10019, serves as Adviser to the Portfolio pursuant to an Investment Advisory Contract dated August 1, 1989.
SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial service companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in seventeen countries worldwide. The Schroder Group specializes in providing investment management services, with Group funds under management currently in excess of $90 billion.

Pursuant to the Investment Advisory Contract, SCMI is responsible for managing the investment and reinvestment of the assets included in the Fund and for continuously reviewing, supervising and administering the Fund's investments. In this regard, it is the responsibility of SCMI to make decisions relating to the Fund's investments and to place purchase and sale orders regarding such investments with brokers or dealers selected by it in its discretion. SCMI also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

Under the terms of the Investment Advisory Contract, SCMI is required to manage the Fund's investment portfolio in accordance with applicable laws and regulations. In making its investment decisions, SCMI does not use material information that may be in its possession or in the possession of its affiliates.

The Investment Advisory Contract will continue in effect provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust and it will terminate automatically if assigned. The Investment Advisory Contract also provides that, with respect to the Fund, neither SCMI nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the SCMI's or their duties or by reason of reckless disregard of its or their obligations and duties under the Investment Advisory Contract.


For its services, the Fund pays SCMI a fee of 0.45% of its average daily net assets for the first $100 million of the Fund's net assets, 0.40% of the next $150 million of average daily assets, and 0.35% of the Fund's average daily net assets in excess of $250 million. For the fiscal years ended October 31, 1993, 1994 and 1995, SCMI received advisory fees of $990,419, $1,665,176 and $893,082, respectively.


The Fund currently invests all of its assets in the Portfolio. SCMI will not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio or any other investment company. The Fund may withdraw its investment from the Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. Accordingly, the Fund retains SCMI as its investment adviser to manage the Fund's assets in the event the Fund so withdraws its investment.

The investment advisory contract between Core Trust and SCMI with respect to the Portfolio is the same in all material respects as the Fund's Investment Advisory Contract except as to the parties, the circumstances under which fees will be paid, the jurisdiction whose laws govern the agreement and fees payable thereunder. For its investment advisory services under the Investment Advisory Contract with respect to the Portfolio, SCMI receives an advisory fee of 0.45% of the Portfolio's average daily net assets.

ADMINISTRATIVE SERVICES

On behalf of the Fund, the Trust has entered into an Administrative Services Contract with Schroder Fund Advisors Inc. ("Schroder Advisors"), 787 Seventh Avenue, New York, New York 10019. The Trust and Schroder Advisors have entered into a Sub-Administration Agreement with Forum Financial Services, Inc. ("Forum"). Pursuant to their agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations, other than the investment management and administrative services provided to the Fund by SCMI pursuant to the Investment Advisory Contract, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission and state securities commissions, and
(iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Advisors is a wholly-owned subsidiary of SCMI, and is a registered broker-dealer organized to act as administrator and distributor of mutual funds. Effective July 5, 1995, Schroder Advisors changed its name from Schroder Capital Distributors Inc.


For these services, Schroder Advisors receives from the Fund a fee, payable monthly, at the annual rate of 0.20% of the Fund's average daily net assets. For the fiscal years ended October 31, 1993, 1994 and 1995, Schroder Advisors received administrative fees of $495,210, $832,588 and $446,541, respectively. Payment for Forum's services is made by Schroder Advisors and is not a separate expense of the Fund.

The Administrative Services Contract and Sub-Administration Agreement are terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or in the Administrative Services Contract or Sub-Administration Agreement, upon not more than 60 days' written notice to Schroder Advisors or Forum, as appropriate, or by vote of the holders of a majority of the shares of the Fund, or, upon 60 days' notice, by Schroder Advisors or Forum. The Administrative Services Contract will terminate automatically in the event of its assignment.

The Sub-Administration Agreement is terminable with respect to the Fund without penalty, at any time, by the Board, Schroder Advisors and the Adviser upon 60 days' written notice to Forum or by Forum upon 60 days' written notice to the Fund and Schroder Advisors, and the Adviser, as appropriate.

Schroder Advisors and Forum provide similar services to the Portfolio pursuant to administrative services agreements between Core Trust and each of these entities, for which Schroder Advisors is separately compensated at an annual rate of 0.15% of the average daily net assets of the Portfolio, a portion of which Forum receives for its services with respect to the Portfolio. The fees paid by the Fund to SCMI and Schroder Advisors therefore may equal up to 0.80% of the Fund's average daily net assets. The administrative services agreements are the same in all material respects as the Fund's respective agreements except as to the parties, the circumstances under which fees will be paid, the fees payable thereunder and the jurisdiction whose laws govern the agreement.

DISTRIBUTION OF FUND SHARES

Under a Distribution Plan (the "Plan") adopted by the Fund, the Trust will pay directly or will reimburse the Adviser or a broker-dealer registered under the Securities Exchange Act of 1934 (the Adviser or such registered broker-dealer, if so designated, to be a "Distributor" of the Fund shares) monthly (subject to a limit of 0.50% per annum of the Fund's average daily net assets) for the sum of (a) advertising expenses including advertising by radio, television, newspapers, magazines, brochures, sales literature or direct mail, (b) costs of printing prospectuses and other materials to be given or sent to prospective investors, (c) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Fund shares, and (d) payments to broker-dealers (other than the Distributor) or other organizations (other than banks) for services rendered in the distribution of the Fund's shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or organization has a distributing relationship. The Fund will make no payments or reimbursements under the Distribution Plan until the Board specifically further so authorizes. The Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount (0.50% per annum of the Fund's average daily net assets) payable under the Plan in that year. Salary expense of salesmen who are responsible for marketing shares of the Fund may be allocated to various portfolios of the Trust that have adopted a Plan similar to that of the Fund on the basis of average net assets; travel expense is allocated to, or divided among, the particular portfolios of the Trust for which it is incurred. The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by the Board and by the Trustees who are neither "interested persons" nor have any direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Fund has no intention of implementing the Distribution Plan with respect to institutional investors, and in any event will make no payments under the Distribution Plan until the Board specifically further so authorizes. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the shares of the Fund.

Schroder Advisors acts as Distributor of the Fund's shares.


During the fiscal year ended October 31, 1995, the Fund spent, respectively, pursuant to the Plan, the following amounts on:



                                   Year Ended
                                    10/31/95
                                    --------


advertising                          $-0-

printing and mailing of
prospectuses to other
than current shareholders            $-0-

compensation to underwriters         $-0-

compensation to dealers              $-0-

compensation to sales personnel      $-0-

interest, carrying or other
financing charge                     $-0-

SERVICE ORGANIZATIONS

The Fund may also contracts with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative services for the Fund. The Fund may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. Services provided by Service Organization may include, among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designated accounts; providing periodic statements showing a client's account balances and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemption's of shares in a client's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Fund to clients; and such other services as the Fund or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither SCMI nor Schroder Advisors will be a Service Organization or receive fees for servicing. The Fund will make no such payments to service organizations until the Board specifically further so authorizes.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

The Glass-Steagall Act and other applicable laws provide that banks may not engage in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank service organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Fund might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

PORTFOLIO ACCOUNTING

Forum Financial Corp. ("FFC"), an affiliate of Forum, performs portfolio accounting services for the Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement.

Under its agreement, FFC prepares and maintains books and records of the Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of the Fund and dividends and capital gain distributions and prepares periodic reports to shareholders and the Securities and Exchange Commission. For its services, FFC receives from the Trust with respect to the Fund a fee of $36,000 per year plus, for each class of the Fund above one, $12,000 per year. FFC is paid an additional $24,000 per year with respect to global and international funds. In addition, FFC is paid an additional $12,000 per year with respect to tax-free money market funds and funds with more than 25% of their total assets invested in asset backed securities, that have more than 100 security positions or that have a monthly portfolio turnover rate of 10% or greater.

FFC is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FFC is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Trust has agreed to indemnify and hold harmless FFC, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to FFC's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FFC by an officer of the Trust duly authorized. This indemnification does not apply to FFC's actions taken or failures to act in cases of FFC's own bad faith, willful misconduct or gross negligence.


FFC assumed responsibility for fund accounting on August 15, 1994. Previously, these services were performed by SCMI. For the fiscal years ended October 31, 1994 and October 31, 1995, the Fund paid fund accounting fees of $114,325 and $72,000, respectively.


FEES AND EXPENSES

As compensation for the advisory, administrative and management services rendered to the Fund, SCMI and Schroder Advisors each earn (before waivers) monthly fees at the following annual rates:

                                               Fee Rate
  Portion of average daily value     Advisory               Administrative
    of the Fund's net assets         Fee                    Fee
    ------------------------         ---                    ---

          100%                       0.45%                  0.35%

SCMI and Schroder Advisors have voluntarily undertaken to assume certain expenses of the Fund. This undertaking is designed to place a maximum limit on Fund expenses (including all fees to be paid to SCMI and Schroder Advisors but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) of 0.99% of the Fund's daily net assets. This expense limitation will apply for the Fund's first year of operations, and may be withdrawn by a majority vote of the disinterested Trustees. If expense reimbursements are required, they will be made on a monthly basis. SCMI will reimburse the Fund for four-fifths of the amount required and Schroder Advisors, the remaining one-fifth; provided, however, that neither SCMI nor Schroder Advisors nor will be required to make any reimbursements in excess of the fees paid to them by the Fund on a monthly basis for their respective administrative and advisory services. This undertaking to reimburse expenses supplements any applicable state expense limitation.



Certain of the states in which the shares of the Fund are qualified for sale impose limitations on the expenses of the Fund. If, in any fiscal year, the total expenses of the Fund (excluding taxes, interest, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative fees) exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state, SCMI will reimburse the Fund for four-fifths of the excess, and Schroder Advisors, the remaining one-fifth of the excess. For the years ended October 31, 1993, 1994, and 1995, no payments pursuant to these limitations were required.


Except for the expenses paid by SCMI or Schroder Advisors, the Fund bears all costs of its operations.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS

Investment decisions for the Fund and for the other investment advisory clients of SCMI are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which in SCMI's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES


Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. Since most brokerage transactions for the Fund will be placed with foreign broker-dealers, certain portfolio transaction costs for the Fund may be higher than fees for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. For the years ended October 31, 1993, 1994, and 1995, the Fund paid a total of $506,672, $653,234 and $584,429, respectively, in brokerage commissions.


The Investment Advisory Contract authorizes and directs SCMI to place orders for the purchase and sale of the Fund's investments with brokers or dealers selected by SCMI in its discretion and to seek "best execution" of such portfolio transactions. SCMI places all such orders for the purchase and sale of portfolio securities and buys and sells securities for the Fund through a substantial number of brokers and dealers. In so doing, SCMI uses its best efforts to obtain for the Fund the most favorable price and execution available. The Fund may, however, pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In seeking the most favorable price and execution, SCMI, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealers involved and the quality of service rendered by the broker-dealers in other transactions.

It has for many years been a common practice in the investment advisory business as conducted in certain countries, including the United States, for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, SCMI may receive research services from broker-dealers with which SCMI places the Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such items as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to SCMI in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because SCMI and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), SCMI may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to SCMI an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, SCMI may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Subject to the general policies regarding allocation of portfolio brokerage as set forth above, the Board of Trustees of the Trust has authorized SCMI to employ Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), which are affiliated with SCMI, to effect securities transactions of the Fund on various foreign securities exchanges on which Schroder Securities has trading privileges, provided certain other conditions are satisfied as described below.

Payment of brokerage commissions to Schroder Securities for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company or an affiliated person of another person so affiliated not exceed the usual and customary broker's commissions for such transactions. It is the Fund's policy that commissions paid to Schroder Securities will in the judgment of the officers of SCMI responsible for making portfolio decisions and selecting brokers, be (i) at least as favorable as commissions contemporaneously charged by Schroder Securities on comparable transactions for its most favored unaffiliated customers and (ii) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board of Trustees of the Trust, including a majority of the non-interested Trustees, has adopted procedures pursuant to Rule 17e-1 promulgated by the Securities and Exchange Commission under Section 17(e) to ensure that commissions paid to Schroder Securities by the Fund satisfy the foregoing standards. The Board will review all transactions at least quarterly for compliance with these procedures.


The Fund has no understanding or arrangement to direct any specific portion of its brokerage to Schroder Securities and will not direct brokerage to Schroder Securities in recognition of research services. The Fund paid no commissions to Schroder Securities in any of the Fund's fiscal years ended October 31, 1993, or 1994. For the fiscal year ended October 31, 1995, the Fund paid $1,829 in brokerage commissions to Schroder, Munchmeyer, Hengst & Co., an affiliate of Schroder Securities Limited, representing 0.003% of the Fund's aggregate brokerage commissions and 0.005% of the Fund's aggregate dollar amount of transactions involving the payment of commissions.


The annual portfolio turnover rate of the Fund may exceed 50% but will not ordinarily exceed 100%.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Detailed information pertaining to the purchase of shares of the Fund, redemption of shares and the determination of the net asset value of Fund shares is set forth in the Prospectus under "Investment in the Fund".

REDEMPTION IN KIND

In the event that payment for redeemed shares is made wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of the Fund's portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio.

TAXATION

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company the Fund intends to distribute to shareholders at least 90% of its net investment income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses), and to meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to Federal income tax on its net investment income and net realized capital gains (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation, and its distributions will be taxable to shareholders as ordinary income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% nondeductible excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31, of such year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition as well as gains or losses from certain foreign currency transactions and options on certain foreign currency transactions, generally are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income.

Generally, the hedging transactions undertaken by the Fund may be deemed "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

The requirements applicable to regulated investment companies such as the Fund may limit the extent to which the Fund will be able to engage in transactions in options and forward contracts.

Distributions of net investment income (including realized net short-term capital gain) are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends received deduction available to corporations.

Distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time the Fund shares have been held by a shareholder, and are not eligible for the dividends received deduction. A loss realized by a shareholder on the sale of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss although such shares may have been held by the shareholder for one year or less.
Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment or distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Upon redemption or sale of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares.

The Fund intends to minimize foreign income and withholding taxes by investing in obligations the payments with respect to which will be subject to minimal or no such taxes insofar as this objective is consistent with the Fund's income objective. However, since the Fund may incur foreign taxes, it intends, if it is eligible to do so, to elect under Section 853 of the Code to treat each shareholder as having received an additional distribution from the Fund, in the amount indicated in a notice furnished to him, as his pro rata portion of income taxes paid to or withheld by foreign governments with respect to interest, dividends and gain on the Fund's foreign portfolio investments. The shareholder then may take the amount of such foreign taxes paid or withheld as a credit against his Federal income tax, subject to certain limitations. If the shareholder finds it more to his advantage to do so, he may, in the alternative, deduct the foreign tax withheld as an itemized deduction, in computing his taxable income. Each shareholder is referred to his tax adviser with respect to the availability of the foreign tax credit.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions as well as gross proceeds from the redemption of the Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds generally will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the shareholder's Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower rate under a tax treaty).

OTHER INFORMATION

ORGANIZATION


The Trust was originally organized as a Maryland corporation on July 30, 1969. On February 29, 1988, the Trust was recapitalized to enable the Board to establish a series of separately managed investment portfolios, each having different investment objectives and policies. At the time of the recapitalization, the Trust's name was changed from "The Cheapside Dollar Fund Limited" to "Schroder Capital Funds, Inc." On January 9, 1996, the Trust was reorganized as a Delaware business trust. At that time, the Trust's name was changed from "Schroder Capital Funds, Inc." to its present name. The Trust is registered as an open-end management investment company under the Act.


Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series.
The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the portfolio is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

CAPITALIZATION AND VOTING

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide portfolios or series into classes of shares, and the costs of doing so will be borne by the Trust. The Trust currently consists of five separate portfolios, each of which has separate investment objectives and policies, and five classes, one of which pertains to the Fund.

The shares of the Trust are fully paid and nonassessable, and have no preferences as to conversion, exchange, dividends, retirement or other features. The shares have no preemptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. Shares of each class would vote separately to approve investment advisory agreements or changes in investment objectives and other fundamental policies affecting the portfolio to which they pertain, but all classes would vote together in the election of Trustees and ratification of the selection of independent accountants. Shareholders of any particular class would not be entitled to vote on any matters as to which such class were not affected.

The Trust will not hold annual meetings of shareholders. The matters considered at an annual meeting typically include the reelection of Trustees, approval of an investment advisory agreement, and the ratification of the selection of independent accountants. These matters will not be submitted to shareholders unless a meeting of shareholders is held for some other reason, such as those indicated below. Each of the Trustees will serve until death, resignation or removal. Vacancies will be filled by the remaining Trustees, subject to the provisions of the 1940 Act requiring a meeting of shareholders for election of Trustees to fill vacancies when less than a majority of Trustees then in office have been elected by shareholders. Similarly, the selection of accountants and renewal of investment advisory agreements for future years will be performed annually by the Board. Future shareholder meetings will be held to elect Trustees if required by the 1940 Act, to obtain shareholder approval of changes in fundamental investment policies, to obtain shareholder approval of material changes in investment advisory agreements, to select new accountants if the employment of the Trust's accountants has been terminated, and to seek any other shareholder approval required under the 1940 Act. The Board has the power to call a meeting of shareholders at any time when it believes it is necessary or appropriate. In addition, Trust Instrument provides that a special meeting of shareholders may be called at any time for any purpose by the holders of at least 10% of the outstanding shares entitled to be voted at such meeting.

In addition to the foregoing rights, the Trust Instrument provides that holders of at least two-thirds of the outstanding shares of the Trust may remove any person serving as a Trustee either by declaration in writing or at a meeting called for such purpose. Further, the Board is required to call a shareholders meeting for the purpose of considering the removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In addition, the Board is required to provide certain assistance if requested in writing to do so by ten or more shareholders of record (who have been such for at least six months), holding in the aggregate the lesser of shares of the Trust having a total net asset value of at least $25,000 or 1% of the outstanding shares of the Trust, for the purpose of enabling such holders to communicate with other shareholders of the Trust with a view to obtaining the requisite signatures to request a special meeting to consider such removal.

PRINCIPAL SHAREHOLDERS

As of December 22, 1995, the following persons owned of record or beneficially 5% or more of the Fund's shares:

SHAREHOLDER                               SHARE BALANCE     PERCENT OF FUND
-----------                               -------------     ---------------

Norwest Bank Denver, N.A.                  1,036,784.781    9.31%
Stout & Co.
1740 Broadway
Denver, CO 80274

Union College Pooled Investments           655,695.792      5.88%
Fiduciary Trust Company International
P.O. Box 3199, Church Street Station
New York, NY 10008

MAC & CO                                   648,519.293      5.82%
Mellon Bank, N.A.
P.O. Box 320
Pittsburgh, PA 15230


CUSTODY OF FUND ASSETS

The Chase Manhattan Bank, N.A., through its Global Custody Division located in London, England, acts as custodian of the Fund's assets, but plays no role in making decisions as to the purchase or sale of portfolio securities for the Fund. Pursuant to rules adopted under the 1940 Act, the Fund may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Fund assets.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Forum Financial Corp., Portland, Maine, serves as the Fund's Transfer and Dividend Disbursing Agent.

PERFORMANCE INFORMATION

The Fund may, from time to time, include quotations of its average annual total return in advertisement or reports to shareholders or prospective investors.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                  P(1+T)(n)=ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n= the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.


For the one year, five year and nine year, ten month periods ended October 31, 1995, respectively, the average annual total return of the Fund was 2.08%, 8.56% and 12.51%.

Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance which may be expected in the future.

In connection with communicating total return to current or prospective investors, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Investors who purchase and redeem shares of the Fund through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Services Organization and the investor, with respect to the customer services provided by the Service Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on these assets). Such fees will have the effect of reducing the average annual total return of the Fund for those investors.

INDEPENDENT ACCOUNTANTS


Coopers & Lybrand L.L.P. ("Coopers & Lybrand") serves as independent accountants for the Fund. Coopers & Lybrand provides audit services and consultation in connection with review of U.S. Securities and Exchange Commission filings. Coopers & Lybrand's address is One Post Office Square, Boston, Massachusetts 02109.


COUNSEL

Jacobs Persinger & Parker, 77 Water Street, New York, New York 10005, counsel to the Fund, passes upon certain legal matters in connection with the shares offered by the Fund.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Fund's registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The audited Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Investments, notes thereto, and Financial Highlights of the Fund for the fiscal year ended October 31, 1995 and the Report of Independent Accountants thereon (included in the Annual Report to shareholders), which are delivered along with this SAI, are incorporated herein by reference.

                           SCHRODER U. S. EQUITY FUND
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101


-------------------------------------------------------------------------------

GENERAL INFORMATION:                       (207) 879 8903
ACCOUNT INFORMATION:                       (800) 344 8332
FAX:                                       (207) 879 6206

-------------------------------------------------------------------------------
       SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. - INVESTMENT ADVISER
                    SCHRODER FUND ADVISORS INC. - DISTRIBUTOR

                       STATEMENT OF ADDITIONAL INFORMATION

Schroder U.S. Equity Fund (the "Fund") is a separately-managed, diversified, no-load portfolio of Schroder Capital Funds (Delaware) (the "Trust"), an open-end management investment company currently consisting of four separate portfolios, each of which has different investment objectives and policies. Schroder U.S. Equity Fund is described herein.

The Fund's primary investment objective is to seek growth of capital. Income, while a factor in portfolio selection, is secondary to the principal objective. There is no assurance that these objectives will be achieved. The Fund invests substantially all its assets in common stocks and securities convertible into common stock and may also invest in warrants or other rights to purchase common stock, and to a lesser extent in non-convertible preferred and debt securities.

Shares of the Fund are offered for sale at net asset value per share, with no sales charge. The minimum initial investment is $500 and the minimum subsequent investment is $100.



This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Prospectus for the Fund dated January 9, 1996 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus for the Fund may be obtained without charge by writing or calling the Fund at the address and telephone numbers printed above.


January 9, 1996

          TABLE OF CONTENTS

          INVESTMENT POLICIES
          Introduction
          Primary Investments
          Temporary Defensive and Operating Investments
          Restricted Securities
          Leverage

          INVESTMENT RESTRICTIONS

          MANAGEMENT
          Trustees and Officers
          Investment Adviser
          Sub-Administrator
          Distribution of Fund Shares
          Portfolio Accounting

          PORTFOLIO TRANSACTIONS
          Investment Decisions
          Portfolio Brokerage
          Portfolio Turnover

          SHARE OWNERSHIP

          ADDITIONAL PURCHASE AND
            REDEMPTION INFORMATION
          Determination of Net Asset Value
          Redemption in Kind

          TAXATION

          OTHER INFORMATION
          Organization
          Capitalization and Voting
          Performance Information
          Custodian
          Transfer Agent and Dividend Disbursing Agent
          Legal Counsel
          Independent Accountants

          FINANCIAL STATEMENTS

INVESTMENT POLICIES

INTRODUCTION

The following information supplements the discussion found under "The Fund - Investment Objectives and Investment Policies" in the Prospectus.

The Fund is a "diversified" portfolio and, as such, at least 75% of the Fund's total assets must be represented by cash and cash items, Government securities and securities limited in respect of any one issuer to not more than 5% of the Fund's total assets and to not more than 10% of the voting securities of such issuer. The classification of the Fund as diversified under the Investment Company Act of 1940 (the "1940 Act") cannot be changed without the majority approval of the Fund's shareholders. As used in this SAI, "majority approval of the Fund's shareholders" means approval of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, and (ii) more than 50% of the outstanding shares of the Fund.

The investment objectives of the Fund set forth in the Prospectus are fundamental policies of the Fund, meaning that they cannot be changed without majority approval of the Fund's shareholders. A non-fundamental policy could be changed by the Trust's Board of Trustees without such prior shareholder approval. Unless otherwise indicated, all of the investment policies of the Fund described below are also fundamental policies.

PRIMARY INVESTMENTS

The Fund will generally purchase securities which are believed to have potential for capital appreciation. Securities, however, will be disposed of in situations where the Fund believes that such potential is no longer feasible or the risk of decline in market price is too great. Pursuant to this policy, the Fund has invested and normally will invest substantially all its assets in common stock and securities convertible into common stock. The Fund may also invest in other securities with common stock purchase warrants attached, or in such warrants or other rights to purchase common stock. The Fund may also invest to a limited degree in non-convertible preferred and debt securities. Such investments might be made at such times as in the opinion of management substantially greater yields could be earned on such securities of investment grade than on U.S. Government securities and bank certificates of deposit. As a non-fundamental policy, the Fund will not invest more than 15% of its total assets in such non-convertible preferred and debt securities.

TEMPORARY DEFENSIVE AND OPERATING INVESTMENTS

For temporary defensive purposes, the Fund may invest all or any portion of its assets in investment grade corporate bonds or debentures (meaning for these purposes bonds or debentures rated "A" or better by Standard & Poor's Corporation ("S&P") or the equivalent thereof), preferred stock, U.S. Government securities or bank certificates of deposit. (According to S&P, bonds rated "A" have a strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.) The conditions under which the Fund may so invest all or any portion of its assets for temporary defensive purposes will be at such times as in the opinion of management the market appears relatively fully priced or at such times as in the opinion of management uncertain economic conditions indicate the advisability of assuming such a temporary defensive position.

As an operating, non-fundamental policy, the Fund may also invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions or other Fund obligations. Such securities might include U.S. Government securities, commercial paper, bank certificates of deposit and bankers acceptances, and repurchase agreements collateralized by such securities. The Fund will limit its total investment at any time in these securities for this operating purpose to not more than 25% of its total assets.

Certain of the securities in which the Fund may invest for either of the foregoing temporary purposes are more fully described as follows:

     1. U.S. GOVERNMENT SECURITIES - These securities consist of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities. Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the United States Government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Government National Mortgage Association, and the Student Loan Marketing Association.

     2. BANK OBLIGATIONS - These securities consist of certificates of deposit and bankers' acceptances issued by U.S. banks having total assets at the time of purchase in excess of $1 billion. Such banks must be members of the Federal Deposit Insurance Corporation. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. The foregoing limitation as to banks in whose obligations the Fund may invest is a non-fundamental policy of the Fund.

     3. COMMERCIAL PAPER - These securities are short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper which may be purchased by the Fund for temporary purposes would consist of direct obligations of domestic issuers which, at the time of investment, are rated "P-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" by S&P, or securities which, if not rated, are issued by companies having an outstanding debt issue currently rated Aa by Moody's or AAA or AA by S&P. The rating "P-1" is the highest commercial paper rating assigned by Moody's and the rating "A-1" is the highest commercial paper ratings assigned by S&P. Such limitations with respect to commercial paper constitute a non-fundamental policy of the Fund.

     4. REPURCHASE AGREEMENTS - The Fund may invest in securities subject to repurchase agreements maturing in seven days or less (normally one day) with member banks of the Federal Reserve System or certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. In a typical repurchase agreement the seller of a security commits itself at the time of the sale to repurchase such security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on the underlying security. The value of the underlying security is monitored by the Fund's investment adviser at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, the investment adviser reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements. The foregoing policy with respect to repurchase agreements is a non-fundamental policy of the Fund.

RESTRICTED SECURITIES

The Fund may from time to time acquire securities which are subject to legal or contractual restrictions on resale. The Fund may invest up to 10% of the value of its total assets in such restricted securities and should changes in market values result in more than 10% being so invested, management will take such action as it deems appropriate to reduce such assets to the 10% limit. A considerable period might elapse between the time a decision is made to sell such securities and the time the Fund might be permitted to sell all or part of such securities publicly under an effective registration statement or an exemption from registration, or the time the Fund might find a suitable purchaser willing to accept such securities subject to restrictions. Such delay might adversely affect the price obtainable by the Fund for such securities. The Fund may be required to pay the registration expenses of restricted securities held by it.

LEVERAGE

The Fund is authorized to borrow money from a bank on its promissory note or other evidence of indebtedness. Monies borrowed would be invested and any appreciation thereon, to the extent it exceeded interest paid on the loan, would cause the net assets value of Fund shares to rise faster than it would otherwise. If, however, the investment performance of additional monies failed to cover the Fund's interest charges, the net asset value would decrease faster than would otherwise be the case. This is the speculative feature known as "leverage". Any such borrowing (i) would not exceed one-third of the value of the Fund's total assets after borrowing, (ii) if at any time it exceeded such one-third limitation, the Fund would within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce its borrowings to the limitation and (iii) might or might not be secured and, if secured, all or any part of the Fund's assets could be pledged. To comply with such limitations, the Fund might be required to dispose of certain of its assets when it might be disadvantageous to do so. Any such borrowings would be subject to Federal Reserve Board regulations. The Fund has not borrowed money for investment or any other purpose during the last ten years and, as a non-fundamental policy, will not borrow for investment in the future.

INVESTMENT RESTRICTIONS

The following investment restrictions restate or are in addition to those described under "The Fund - Investment Restrictions" in the Prospectus. These restrictions, which are fundamental policies (except as set forth), provide that the Fund:

     1. Will not issue senior securities except that it may borrow money from a bank on its promissory note or other evidence of indebtedness. Any such borrowing (i) would not exceed one-third of the value of the Fund's total assets after the borrowing, (ii) if at any time it exceeded such one-third limitation, the Fund would within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce its borrowings to the limitation and (iii) might or might not be secured and, if secured, all or any part of the Fund's assets could be pledged. To comply with such limitations, the Fund might be required to dispose of certain of its assets when it might be disadvantageous to do so. Any such borrowings would be subject to Federal Reserve Board regulations. (As a non-fundamental policy, the Fund will not borrow for investment purposes).

     2. Will not effect short sales, purchase any security on margin or write or purchase put and call options.

     3. Will not acquire more than 10% of the voting securities of any one issuer.

     4. Will not invest 25% or more of the value of its total assets in any one industry.

     5. Will not engage in the purchase and sale of illiquid interests in real estate, including illiquid interests in real estate investment trusts.

     6. Will not engage in the purchase and sale of commodities or commodity contracts.

     7. Will not invest in companies for the purpose of exercising control or management.

     8. Will not underwrite securities of other issuers, except that the Fund may acquire portfolio securities, not in excess of 10% of the value of its total assets, under circumstances where if sold it might be deemed to be an underwriter for the purposes of the Securities Act of 1933.

     9. Will not make loans to other persons except that it may purchase evidences of indebtedness of a type distributed privately to financial institutions but not in excess of 10% of the value of its total assets.

     10. Will not acquire securities described in 8 and 9 above which in the aggregate exceed 10% of the value of the Fund's total assets.

     11.  Will not invest in other investment companies.

As non-fundamental policies, the Fund (a) will not invest more than 10% of its total assets in illiquid securities, including securities described in items 8 and 9 above and repurchase agreements maturing more than seven days after they are entered into and (b) will not engage in writing, buying or selling of stock index futures, options on stock index futures, financial futures contracts or options thereon.

MANAGEMENT

TRUSTEES AND OFFICERS

The following information relates to the principal occupations of each Trustee and executive officer of the Trust during the past five years and shows the nature of any affiliation with SCMI.

PETER E. GUERNSEY, Oyster Bay, New York - a Trustee of the Trust - Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

RALPH E. HANSMANN, 40 Wall Street, New York, New York - a Trustee of the Trust - Private investor; Director, First Eagle Fund of America, Inc.; Director, Verde Exploration, Ltd.; Trustee Emeritus, Institute for Advanced Study; Trustee and Treasurer, New York Public Library; Life Trustee, Hamilton College.

JOHN I. HOWELL, 7 Riverside Road, Greenwich, Connecticut - a Trustee of the Trust - Private Consultant since February 1987; Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.

LAURA E. LUCKYN-MALONE(a), 787 Seventh Avenue, New York, New York - President and a Trustee of the Trust - Director and Senior Vice President of SCMI since February 1990; Director and President, Schroder Advisors(b).

CLARENCE F. MICHALIS, 44 East 64th Street, New York, New York - a Trustee of the Trust - Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

HERMANN C. SCHWAB, 787 Seventh Avenue, New York, New York - Chairman (Honorary) and a Trustee of the Trust - retired since March, 1988; prior thereto, consultant to SCMI since February 1, 1984.

MARK J. SMITH(a), 33 Gutter Lane, London, England - a Vice President and a Trustee of the Trust - First Vice President of SCMI since April 1990; Director and Vice President, Schroder Advisors(b).

ROBERT G. DAVY, 787 Seventh Avenue, New York, New York - a Vice-President of the Trust - First Vice President of SCMI since July, 1992; prior thereto, employed by various affiliates of Schroders plc(b) in various positions in the investment research and portfolio management areas since 1986.

RICHARD R. FOULKES, 787 Seventh Avenue, New York, New York - a Vice President of the Trust; Director of SCMI since 1979, Director of Schroder Capital Management International Ltd. since 1989, and Executive Vice President of both of these entities.

JOHN Y. KEFFER, 2 Portland Square, Portland, Maine - a Vice President of the Trust. President of Forum Financial Services, Inc., the Fund's sub-administrator, and Forum Financial Corp., the Fund's transfer and dividend disbursing agent and fund accountant.

CATHERINE A. MAZZA, 787 Seventh Avenue, New York, New York - a Vice President of the Trust - Vice President of SCMI since September 1994; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

FARIBA TALEBI, 787 Seventh Avenue, New York, New York - a Vice President of the Trust - Vice President of SCMI employed in various positions in the investment research and portfolio management areas since 1987.

JOHN A. TROIANO(a), 787 Seventh Avenue, New York, New York - a Vice President of the Trust - Director and Senior Vice President of SCMI since 1991; prior thereto, employed by various affiliates of Schroders plc(b) in various positions in the investment research and portfolio management areas since 1981.

IRA L. UNSCHULD, 787 Seventh Avenue, New York, New York - a Vice President of the Trust - a Vice President of SCMI since April, 1993 and an Associate from July, 1990 to April, 1993; prior to July, 1990, employed by various financial institutions as a securities or financial analyst.

ROBERT JACKOWITZ, 787 Seventh Avenue, New York, New York - Treasurer of the Trust - Vice President of SCMI since September 1995 and Assistant Treasurer since January 1990.

MARGARET H. DOUGLAS-HAMILTON, 787 Seventh Avenue, New York, New York - Secretary of the Trust - First Vice President and General Counsel of Schroders Incorporated(b) since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.

DAVID I. GOLDSTEIN, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. Since 1991; prior thereto, associate at Kirkpatrick & Lockhart, Washington, D.C.

THOMAS G. SHEEHAN, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. since 1993; prior thereto, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

BARBARA GOTTLIEB, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - [business history].

GERARDO MACHADO, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Assistant Portfolio Manager, SCMI.

(a)  Interested Trustee of the Trust within the meaning of the 1940 Act.

(b) Schroder Advisors is a wholly-owned subsidiary of SCMI, which is a wholly-owned subsidiary of Schroders Incorporated, which in turn is an indirect, wholly-owned subsidiary of Schroders plc.


Officers and Trustees who are interested persons of the Trust receive no salary, fees or compensation from the Fund. Independent Trustees of the Trust receive an annual fee of $1,000 and a fee of $250 for each meeting of the Board attended by them except in the case of Mr. Schwab, who receives an annual fee of $1,500 and a fee of $500 for each meeting attended. The Fund has no bonus, profit sharing, pension or retirement plans.



The following table provides the fees paid to each Trustee of the Trust for the fiscal year ended October 31, 1995.




 Name of Trustee          Aggregate     Pension or     Estimated          Total
                       Compensation     Retirement        Annual   Compensation
                         From Trust       Benefits Benefits Upon     From Trust
                                        Accrued As    Retirement       And Fund
                                     Part of Trust                 Complex Paid
                                          Expenses                  To Trustees
-------------------------------------------------------------------------------
 Mr. Guernsey                $4,000             $0            $0          $4000
 Mr. Hansmann                 3,500              0             0          3,500
 Mr. Howell                   4,000              0             0          4,000
 Ms. Luckyn-Malone                0              0             0              0
 Mr. Michalis                 3,000              0             0          3,000
 Mr. Schwab                   7,000              0             0          7,000
 Mr. Smith                        0              0             0              0


As of December 22, 1995, the officers and Trustees of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.


While the Trust is a Delaware business trust, certain of its Trustees or officers are residents of the United Kingdom and substantially all of their assets may be located outside of the U.S. As a result it may be difficult for U.S. investors to effect service upon such persons within the U.S., or to realize judgments of courts of the U.S. predicated upon civil liabilities of such persons under the Federal securities laws of the U.S. The Trust has been advised that there is substantial doubt as to the enforceability in the United Kingdom of such civil remedies and criminal penalties as are afforded by the Federal securities laws of the U.S. Also it is unclear if extradition treaties now in effect between the U.S. and the United Kingdom would subject such persons to effective enforcement of the criminal penalties of such acts.

INVESTMENT ADVISER

Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019, serves as Investment Adviser to the Fund pursuant to an Investment Advisory Contract dated March 1, 1988. SCMI is a wholly-owned United States subsidiary of Schroders Incorporated, the wholly-owned United States holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial service companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in seventeen countries worldwide. The Schroder Group specializes in providing investment management services, with Group funds under management currently in excess of $90 billion.

Under the Investment Advisory Contract, SCMI regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund's investments consistent with the Fund's investment objectives. SCMI recommends what securities shall be bought or sold by the Fund, and what portion of the Fund's assets shall be held uninvested. SCMI advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Trustees regarding the foregoing matters and general conduct of the investment business of the Fund. SCMI pays directly any office rent of the Fund and furnishes or causes to be furnished without expense to the Fund, the services of such of its officers and employees and employees of its corporate affiliates as may be duly elected officers or Trustees of the Trust. In addition, SCMI provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. The Fund pays all of its other costs and expenses, including without limitation: brokers' commissions; legal, auditing or accounting expenses, taxes or governmental fees; cost of preparing share certificates or any other expenses (including clerical expenses) of issue (not including sales or promotion expenses unless the Fund shall in the future duly adopt a plan pursuant to Rule 12b-1 under the 1940
Act), distribution, redemption or repurchase of shares of the Fund; registration expenses; the cost of preparing and distributing reports and notices to shareholders; fees or disbursements of the custodian of the Fund's assets, of the Fund's dividend disbursing agent and of the Fund's transfer agent. To the extent employees of SCMI or its affiliates devote their time to the affairs of the Fund, other than as officers or Trustees, the Fund will reimburse SCMI or such affiliates the pro rate share of such individuals' salaries or wages and expenses.


Under the Investment Advisory Contract, SCMI receives a fee for its services, computed daily and payable monthly, at the annual rate of 0.75% of the Fund's average daily net assets of the first $100 million and 0.50% of the Fund's average daily net assets in excess of $100 million. It is the Trust's understanding that although other mutual funds pay investment advisory fees at annual rates of 0.75% or more of their average net assets (or a portion thereof), the majority of other mutual funds, regardless of size, pay advisory fees at rates lower than 0.75% of any portion of their average net assets. For the fiscal years ended October 31, 1993, 1994 and 1995, SCMI earned an aggregate of $153,453, $144,539 and $140,988, respectively, in advisory fees from the Fund.


The Investment Advisory Contract will continue in effect provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust and it will terminate automatically if assigned. The Investment Advisory Contract also provides that, with respect to the Fund, neither SCMI nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the SCMI's or their duties or by reason of reckless disregard of its or their obligations and duties under the Investment Advisory Contract.

Certain of the states in which shares of the Fund are qualified for sale impose limitations on the expenses of the Fund. If, in any fiscal year, commencing with the fiscal year which began on November 1, 1992, the total expenses of the Fund (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and bookkeeping fees) exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state, SCMI will reimburse the Fund for the excess.

SUB-ADMINISTRATOR

On behalf of the Fund, the Trust and SCMI have entered into a Sub-Administration Agreement with Forum Financial Services, Inc. ("Forum"). Pursuant to its agreement, Forum provides certain management and administrative services necessary for the Fund's operations, other than the investment management and administrative services provided to the Fund by SCMI pursuant to the Investment Advisory Contract, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission and state securities commissions, and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, independent accountants, legal counsel and others.

The Sub-Administration Agreement is terminable with respect to the Fund without penalty, at any time, by the Board of Trustees and SCMI upon 60 days' written notice to Forum or by Forum upon 60 days' written notice to the Fund and the Adviser.

DISTRIBUTION OF FUND SHARES

Schroder Fund Advisors Inc. ("Schroder Advisors"), 787 Seventh Avenue, New York, New York 10019, was appointed Distributor of the Fund shares pursuant to an agreement approved by the Board of Trustees of the Trust at a meeting held on November 2, 1992. The renewal of the distribution agreement for the one year period ending February 1, 1996 was approved by the Board of Trustees at a meeting held on November 21, 1994 (which approval included the approval of a majority of the Trustees who are not interested persons). Schroder Advisors is a wholly-owned subsidiary of Schroders Incorporated, the parent company of SCMI, and is a registered broker-dealer organized to act as administrator and/or distributor of mutual funds. Effective July 5, 1995, Schroder Advisors changed its name from Schroder Capital Distributors Inc.

Under the distribution agreement, Schroder Advisors has agreed to use its best efforts to secure purchases of Fund shares in jurisdictions in which such shares may be legally offered for sale. Schroder Advisors is not obligated to sell any specific amount of Fund shares. Further, Schroder Advisors has agreed in the distribution agreement to serve without compensation and to pay from its own resources all costs and expenses incident to the sale and distribution of Fund shares including expenses of printing and distribution to prospective investors of prospectuses and other sales materials and advertising expenses, and the salaries and expenses of its employees or agents in connection with the distribution of Fund shares.

PORTFOLIO ACCOUNTING

Forum Financial Corp. ("FFC"), an affiliate of Forum, performs portfolio accounting services for the Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement.

Under its agreement, FFC prepares and maintains books and records of the Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of the Fund and dividends and capital gain distributions and prepares periodic reports to shareholders and the Securities and Exchange Commission. For its services, FFC receives from the Trust with respect to the Fund a fee of $36,000 per year plus, for each class of the Fund above one, $12,000 per year. FFC is paid an additional $24,000 per year with respect to global and international funds. In addition, FFC is paid an additional $12,000 per year with respect to tax-free money market funds and funds with more than 25% of their total assets invested in asset backed securities, that have more than 100 security positions or that have a monthly portfolio turnover rate of 10% or greater.

FFC is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FFC is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Trust has agreed to indemnify and hold harmless FFC, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to FFC's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FFC by an officer of the Trust duly authorized. This indemnification does not apply to FFC's actions taken or failures to act in cases of FFC's own bad faith, willful misconduct or gross negligence.


FFC assumed responsibility for fund accounting on August 15, 1994. Previously, these services were performed by Schroders Incorporated, the parent company of SCMI. For the fiscal years ended October 31, 1994 and October 31, 1995, the Fund paid fund accounting fees of $31,596 and $38,000, respectively.


PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS

Investment decisions for the Fund and for the other investment advisory clients of SCMI are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which in SCMI's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

PORTFOLIO BROKERAGE

Decisions with respect to allocation of portfolio brokerage are made by the Trust's President, a Vice President or Treasurer.

It is the Fund's policy, consistent with the best execution, to secure the highest possible price on sales and the lowest possible price on purchases of securities. Over- the-counter purchases and sales are transacted directly with principal market makers except in those circumstances where in the opinion of the Trust's officers better prices and executions are available elsewhere. Portfolio transactions are frequently placed with broker-dealers who provide SCMI with research and statistical assistance. The assistance may include advice as to the advisability of investing in securities, security analysis and reports, economic studies, industry studies, receipt of quotations for portfolio valuations and similar services.

Give equal price and comparable execution of the transaction, it is the policy of the Fund to select a broker or dealer primarily on the basis of the furnishing of such services to SCMI by the broker or dealer. Although no fixed formula is used in placing such transactions, an attempt is made to allocate such brokerage in proportion to the services rendered to SCMI. SCMI may thus be able to supplement its own information, and to consider the views and information of other research organizations in arriving at its investment recommendations. If such information is received, and if it is in fact useful to SCMI, it may tend to reduce SCMI's cost; however, the dollar value of any information received is indeterminable and may in fact be negligible and does not tend to reduce SCMI's normal and customary research activities. The research services furnished by brokers or dealers through whom the Fund effects securities transactions may be used by SCMI in servicing all of its accounts, and not all such services may be used by SCMI in connection with the Fund. Portfolio transactions are also frequently placed with broker-dealers acting as principals in the "third market".


Subject to the general policies of the Fund regarding allocation of portfolio brokerage as set forth above, the Board of Trustees has authorized the Fund to employ Schroder Wertheim & Company, Incorporated ("Schroder Wertheim"), an affiliate of SCMI, to effect securities transactions of the Fund, on the New York Stock Exchange only, provided certain other conditions are satisfied as described below.



Payment of brokerage commissions to Schroder Wertheim for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on a national securities exchange paid by a registered investment company to a broker which is an affiliated person of such investment company or an affiliated person of another person so affiliated not exceed the usual and customary broker's commissions for such transactions. It is the Fund's policy that commissions paid to Schroder Wertheim will in the judgment of the officers of the Trust responsible for making portfolio decisions and selecting brokers, be (i) at least as favorable as commissions contemporaneously charged by Schroder Wertheim on comparable transactions for its most favored unaffiliated customers and (ii) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board of Trustees of the Trust, including a majority of the non-interested Trustees, has adopted procedures pursuant to Rule 17e-1 promulgated by the Securities and Exchange Commission under Section 17(e) to ensure that commissions paid to Schroder Wertheim by the Fund satisfy the foregoing standards. The Board will review all transactions at least quarterly for compliance with these procedures.



The Fund has no understanding or arrangement to direct any specific portion of its brokerage to Schroder Wertheim and will not direct brokerage to Schroder Wertheim in recognition of research services.



During the fiscal years ended October 31, 1993, 1994 and 1995 the total brokerage commissions paid by the Fund on portfolio transactions were $39,356 and $23,579 and $31,381 respectively. These amounts do not include any spreads or concessions on principal transactions on a net trade basis. Substantially all of such commissions were paid to firms which provided SCMI with research and statistical assistance. No commissions were paid to Schroder Wertheim during any of the fiscal years ended October 31, 1993, 1994 and 1995.


SHARE OWNERSHIP


As of December 22, 1995, the following persons owned of record or beneficially 5% or more of the Fund's shares:w




SHAREHOLDER                              SHARE BALANCE      PERCENT OF FUND
-----------                              -------------      ---------------
Schroder Nominees Limited                 493,923.368           22.18%
120 Cheapside
London EC2V 6DS England

Gracechurch Co.                           351,069.439           15.76%
75 Wall Street
New York, NY 10265

Fox & Co.                                 151,228.600            6.79%
P.O. Box 976
New York, NY 10268





ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is calculated at 4:00 p.m. (New York City time), Monday through Friday, on each day that the New York Stock Exchange is open for trading (which excludes the following national business holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). Net asset value per share is calculated by dividing the aggregate value of the Fund's assets less all liabilities by the number of shares of the Fund outstanding.

Portfolio securities listed on the New York Stock Exchange are valued on the basis of the last sale on that date on the basis of information obtained from authoritative sources at the end of the business day. Lacking any sales, they are valued at the average of the closing bid and asked prices. Securities not listed on such exchange are valued by the use of quotations on any other national stock exchange on which the securities are listed, or if unlisted, published quotations in common use and/or quotations from a market maker or makers in the security, in each case on the basis of information obtained from authoritative sources, or if securities for which no quotations are available, including restricted securities, by such other method as the Board of Trustees, in good faith, shall deem to reflect their fair value. If securities are listed on more than one national stock exchange (other than the New York Stock Exchange), they are valued on the basis of quotations on the national stock exchange in which the primary market for the securities exists.

REDEMPTION IN KIND

In the event that payment for redeemed shares is made wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of the Fund's portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio.

TAXATION

Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund and each other portfolio established from time to time by the Board of Trustees of the Trust will be treated as a separate taxpayer for Federal income tax purposes with the result that: (a) each such portfolio must meet separately the income and distribution requirements for qualification as a regulated investment company, and (b) the amounts of investment income and capital gains earned will be determined on a portfolio-by-portfolio (rather than on a Trust-wide) basis.

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company the Fund intends to distribute to shareholders at least 90% of its "investment company taxable income" as defined in the Code (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses), and to meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to Federal income tax on its investment company taxable income and "net capital gains" (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation, and its distributions will be taxable to shareholders as ordinary income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% nondeductible excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions of investment company taxable income (including realized net short-term capital gain) are taxable to shareholders as ordinary income. Generally, dividends of investment income (but not capital gain) from the Fund will qualify for the Federal 70% dividends-received deduction for corporate shareholders to the extent such dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the Fund shares are held by said shareholders for more than 45 days. If securities held by the Fund are considered to be "debt-financed" (generally, acquired with borrowed funds), are held by the Fund for less than 46 days (91 days in the case of certain preferred stock), or are subject to certain forms of hedges or short sales, the portion of the dividends paid by the Fund which corresponds to the dividends paid with respect to such securities will not be eligible for the corporate dividends-received deduction.

Distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time the Fund shares have been held by a shareholder, and are not eligible for the dividends received deduction. A loss realized by a shareholder on the sale of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss although such shares may have been held by the shareholder for one year or less.
Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Upon redemption or sale of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares.

The Trust will be required to report to the Internal Revenue Service (the "IRS") all distributions as well as gross proceeds from the redemption of the Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds generally will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Trust with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Trust that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the shareholder's Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.


The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (I.E., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower rate under a tax treaty).


OTHER INFORMATION

ORGANIZATION

The Trust was originally organized as a Maryland corporation on July 30, 1969. On February 29, 1988, the Trust was recapitalized to enable the Board to establish a series of separately managed investment portfolios, each having different investment objectives and policies. At the time of the recapitalization, the Trust's name was changed from "The Cheapside Dollar Fund Limited" to "Schroder Capital Funds, Inc." On January 9, 1996, the Trust was reorganized as a Delaware business trust. At that time, the Trust's name was changed from "Schroder Capital Funds, Inc." to its present name. The Trust is registered as an open-end management investment company under the Act.

Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series.
The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the portfolio is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

CAPITALIZATION AND VOTING

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide portfolios or series into classes of shares, and the costs of doing so will be borne by the Trust. The Trust currently consists of five separate portfolios, each of which has separate investment objectives and policies, and five classes, one of which pertains to the Fund.

The shares of the Trust are fully paid and nonassessable, and have no preferences as to conversion, exchange, dividends, retirement or other features. The shares have no preemptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. Shares of each class would vote separately to approve investment advisory agreements or changes in investment objectives and other fundamental policies affecting the portfolio to which they pertain, but all classes would vote together in the election of Trustees and ratification of the selection of independent accountants. Shareholders of any particular class would not be entitled to vote on any matters as to which such class were not affected.

The Trust will not hold annual meetings of shareholders. The matters considered at an annual meeting typically include the reelection of Trustees, approval of an investment advisory agreement, and the ratification of the selection of independent accountants. These matters will not be submitted to shareholders unless a meeting of shareholders is held for some other reason, such as those indicated below. Each of the Trustees will serve until death, resignation or removal. Vacancies will be filled by the remaining Trustees, subject to the provisions of the 1940 Act requiring a meeting of shareholders for election of Trustees to fill vacancies when less than a majority of Trustees then in office have been elected by shareholders. Similarly, the selection of accountants and renewal of investment advisory agreements for future years will be performed annually by the Board. Future shareholder meetings will be held to elect Trustees if required by the 1940 Act, to obtain shareholder approval of changes in fundamental investment policies, to obtain shareholder approval of material changes in investment advisory agreements, to select new accountants if the employment of the Trust's accountants has been terminated, and to seek any other shareholder approval required under the 1940 Act. The Board has the power to call a meeting of shareholders at any time when it believes it is necessary or appropriate. In addition, Trust Instrument provides that a special meeting of shareholders may be called at any time for any purpose by the holders of at least 10% of the outstanding shares entitled to be voted at such meeting.

In addition to the foregoing rights, the Trust Instrument provides that holders of at least two-thirds of the outstanding shares of the Trust may remove any person serving as a Trustee either by declaration in writing or at a meeting called for such purpose. Further, the Board is required to call a shareholders meeting for the purpose of considering the removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In addition, the Board is required to provide certain assistance if requested in writing to do so by ten or more shareholders of record (who have been such for at least six months), holding in the aggregate the lesser of shares of the Trust having a total net asset value of at least $25,000 or 1% of the outstanding shares of the Trust, for the purpose of enabling such holders to communicate with other shareholders of the Trust with a view to obtaining the requisite signatures to request a special meeting to consider such removal.

PERFORMANCE INFORMATION

The Fund may, from time to time, include quotations of total return data in advertisements, sales literature or reports to shareholders or prospective investors.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years, calculated pursuant to the following formula:

                             P (1+T)(n) = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Fund expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.


For the one year, five year and ten year periods ended October 31, 1995, the average annual total returns of the Fund were 17.68%, 17.50% and 13.09%, respectively.


Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

In connection with communicating total return to current or prospective investors, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

CUSTODIAN

All securities and cash of the Fund are held by The Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York 11245.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Forum Financial Corp., Portland, Maine, acts as the Fund's transfer agent and dividend disbursing agent.

LEGAL COUNSEL


Jacobs Persinger & Parker, 77 Water Street, New York, New York 10005, counsel to the Fund, passes upon certain legal matters in connection with the shares offered by the Fund.


INDEPENDENT ACCOUNTANTS


Coopers & Lybrand L.L.P. ("Coopers & Lybrand") serves as independent accountants for the Fund. Coopers & Lybrand provides audit services and consultation in connection with review of U.S. Securities and Exchange Commission filings. Coopers & Lybrand's address is One Post Office Square, Boston, Massachusetts 02109.


FINANCIAL STATEMENTS


The audited Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Investments, notes thereto, and Financial Highlights of the Fund for the fiscal year ended October 31, 1995 and the Report of Independent Accountants thereon (included in the Annual Report to shareholders), which are delivered along with this SAI, are incorporated herein by reference.

                      SCHRODER U.S. SMALLER COMPANIES FUND
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

-------------------------------------------------------------------------------

GENERAL INFORMATION:                      (207) 879 8903
ACCOUNT INFORMATION:                      (800) 344 8332
FAX:                                      (207) 879 6206

-------------------------------------------------------------------------------

                 SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC.
                 - INVESTMENT ADVISER ("SCMI" OR THE "ADVISER")

                           SCHRODER FUND ADVISORS INC.
              - ADMINISTRATOR AND DISTRIBUTOR ("SCHRODER ADVISORS")

                       STATEMENT OF ADDITIONAL INFORMATION

Schroder U.S. Smaller Companies Fund (the "Fund") is a diversified, separately-managed portfolio of Schroder Capital Funds (Delaware) (the "Trust"), an open-end management investment company currently consisting of five separate portfolios, each of which has different investment objectives and policies. Schroder U.S. Smaller Companies Fund is described in this Statement of Additional Information ("SAI").


This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Prospectus for the Fund dated January 9, 1996 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and SAI for the Fund may be obtained without charge by writing or calling the Fund at the address and information numbers printed above.



January 9, 1996

                                TABLE OF CONTENTS

     INVESTMENT POLICIES
     Introduction
     U.S. Government Securities
     Bank Obligations
     Short-Term Debt Securities
     Repurchase Agreements
     High Yield/Junk Bonds
     Illiquid and Restricted Securities
     Loans of Portfolio Securities
     Covered Calls and Hedging
     Short Sales Against-the-Box

     INVESTMENT RESTRICTIONS

     MANAGEMENT
     Trustees and Officers
     Investment Adviser
     Administrative Services
     Distribution of Fund Shares
     Service Organizations
     Fees and Expenses
     Portfolio Accounting

     PORTFOLIO TRANSACTIONS
     Investment Decisions
     Brokerage and Research Services

     ADDITIONAL PURCHASE AND
     REDEMPTION INFORMATION
     Determination of Net Asset Value Per Share
     Redemption in Kind

     TAXATION

     OTHER INFORMATION
     Organization
     Capitalization and Voting
     Principal Shareholders
     Performance Information
     Custodian
     Transfer Agent and Dividend Disbursing Agent
     Legal Counsel
     Independent Accountants

     FINANCIAL STATEMENTS

INVESTMENT POLICIES

INTRODUCTION

The Fund's investment objective and policies authorize it to invest in certain types of securities and to engage in certain investment techniques as identified in "The Fund-Investment Objective and Policies; and Special Investment Methods" in the Prospectus. The following supplements the discussion found in those sections by providing additional information or elaborating upon the discussion with respect to certain of those securities and techniques.

U.S. GOVERNMENT SECURITIES

The Fund may invest in obligations issued or guaranteed by the United States government or its agencies or instrumentalities which have remaining maturities not exceeding one year. Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the United States government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Student Loan Marketing Association. Except for obligations issued by the United States Treasury and the Government National Mortgage Association, none of the obligations of the other agencies or instrumentalities referred to above are backed by the full faith and credit of the United States government.

BANK OBLIGATIONS

The Fund may invest in obligations of U.S. banks (including certificates of deposit and bankers' acceptances) having total assets at the time of purchase in excess of $1 billion. Such banks must be members of the Federal Deposit Insurance Corporation.

A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

SHORT-TERM DEBT SECURITIES

The Fund may invest in commercial paper, that is short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund for temporary defensive purposes consists of direct obligations of domestic issuers which, at the time of investment, are rated "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1" by Standard & Poor's Corporation ("S&P"), or securities which, if not rated, are issued by companies having an outstanding debt issue currently rated Aa by Moody's or AAA or AA by S&P. The rating "P-1" is the highest commercial paper rating assigned by Moody's and the rating "A-1" is the highest commercial paper rating assigned by S&P.

REPURCHASE AGREEMENTS

The Fund may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers maturing in seven days or less. In a typical repurchase agreement the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. SCMI will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, SCMI reviews the credit-worthiness of those banks and dealers with which the Fund enters into repurchase agreements.

HIGH YIELD/JUNK BONDS

The Fund may invest up to 5% of its assets in bonds rated below Baa by Moody's or BBB by S&P (commonly known as "high yield/high risk securities" or "junk bonds"). Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. Junk bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of the high yield securities market in the 1980's had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and (iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In addition, the market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the market for investment grade securities. Under adverse market or economic conditions, the market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Fund may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Fund's investment adviser.

Prices for junk bonds also may be affected by legislative and regulatory developments. For example, new federal laws require the divestiture by federally insured savings and loans associations of their investments in high yield bonds. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. These laws could adversely affect the Fund's net asset value and investment practices, the market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

ILLIQUID AND RESTRICTED SECURITIES

"Illiquid and Restricted Securities" under "Investment Objectives and Policies - Additional Investment Policies" in the Prospectus sets forth the circumstances in which the Fund may invest in "restricted securities". In connection with the Fund's original purchase of restricted securities it may negotiate rights with the issuer to have such securities registered for sale at a later time.
Further, the expenses of registration of restricted securities that are illiquid may also be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund. When registration is required, however, a considerable period may elapse between a decision to sell the securities and the time the Fund would be permitted to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders' or administrative fees the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by the Trust's Board of Trustees. The Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or SCMI. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

COVERED CALLS AND HEDGING

As described in the Prospectus, the Fund may write covered calls on up to 100% of its total assets or employ one or more types of Hedging Instruments. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund would: (i) sell Stock Index Futures;
(ii) purchase puts on such Futures or securities; or (iii) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Fund will normally purchase and then terminate the hedging position), the Fund would: (i) purchase Stock Index Futures, or
(ii) purchase calls on such Futures or on securities. The Fund's strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Fund's activities in the underlying cash market.

WRITING COVERED CALL OPTIONS. The Fund may write (i.e., sell) call options ("calls") if: (i) the calls are listed on a domestic securities or commodities exchange, and (ii) the calls are "covered" (i.e., the Fund owns the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets.
If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Fund if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Fund may be purchase a corresponding call in a "closing purchase transaction". A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable securities until the call lapsed or was exercised.

The Fund may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

PURCHASING CALLS AND PUTS. The Fund may purchase put options ("puts") which relate to: (i) securities held by it, (ii) Stock Index Futures (whether or not it holds such Stock Index Futures in its portfolio), or (iii) broadly-based stock indices. The Fund may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. The fund may purchase calls: (a) as to securities, broadly-based stock indices or Stock Index Futures, or (b) to effect a "closing purchase transaction" to terminate its obligation on a call it has previously written. A call or put may be purchased only if, after such purchase, the value of all put and call options held by the Fund would not exceed 5% of the Fund's total assets.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment. When the Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

Purchasing a put on either a stock index or on a Stock Index Future not held by the Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund's delivery of the underlying investment.

STOCK INDEX FUTURES. The Fund may buy and sell futures contracts only if they relate to broadly-based stock indices ("Stock Index Futures"). A stock index is "broadly-based" if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Fund buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Fund's control. The exercise by the Fund of puts on securities or Stock Index Futures may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the underlying investment for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, a put or an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of such investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS AND COVERED CALLS. The Fund must operate within certain restrictions as to its long and short positions in Stock Index Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. Under these restrictions the Fund will not, as to any positions, whether short, long or a combination thereof, enter into Stock Index Futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets, with certain exclusions as defined in the CFTC Rule. Under the restrictions, the Fund also must, as to its short positions, use Stock Index Futures and options thereon solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA.

Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Stock Index Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases a Stock Index Future, the Fund will maintain, in a segregated account or accounts with its custodian bank, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Stock Index Future, less the margin deposit applicable to it.

TAX ASPECTS OF HEDGING INSTRUMENTS. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). One of the tests for such qualification is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. Due to this limitation, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing calls or puts which expire in less than three months;
(iii) effecting closing transactions with respect to calls or puts purchased less than three months previously; (iv) exercising puts held by the Fund for less than three months; and (v) writing calls on investments held for less than three months.

POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks discussed above, there is a risk in using short hedging by selling Stock Index Futures or purchasing puts on stock indices that the prices of the applicable index (thus the prices of the Hedging Instruments) will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the Hedging Instruments, the Fund may use Hedging Instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of such equity securities being hedged is more than the historical volatility of the applicable index. It is also possible that where the Fund has used Hedging Instruments in a short hedge, the market may advance and the value of equity securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the Hedging Instruments and also experience a decline in value in its equity securities. However, while this could occur for a very brief period or to a very small degree, the value of a diversified portfolio of equity securities will tend to move over time in the same direction as the indices upon which the Hedging Instruments are based.

If the Fund uses Hedging Instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline; if the Fund then concludes not to invest in equity securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the equity securities purchased.

SHORT SALES AGAINST-THE-BOX

After the Fund makes a short sale against-the-box, while the short position is open, the Fund must own an equal amount of the securities sold short, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out.

INVESTMENT RESTRICTIONS

The Fund's significant investment restrictions are described in the Prospectus. The following investment restrictions, except where stated to be non-fundamental policies, are also fundamental policies of the Fund and, together with the fundamental policies and investment objective described in the Prospectus, cannot be changed without the vote of a "majority" of the Fund's outstanding shares. Under the Investment Company Act of 1940 (the "1940 Act"), such a "majority" vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Fund cannot:

     (a) Underwrite securities of other companies except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio;

     (b) Invest in commodities or commodity contracts other than Hedging Instruments which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract;

     (c) Purchase securities on margin; however, the Fund may make margin deposits in connection with any Hedging Instruments which it may use as permitted by any of its other fundamental policies;

     (d) Purchase or write puts or calls except as permitted by any of its other fundamental policies;

     (e) Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities which the Fund's investment policies and restrictions permit it to purchase (see "Investment Objective and Policies" and "Special Investment Methods" in the Prospectus); the Fund may also make loans of portfolio securities (see "Loans of Portfolio Securities") and enter into repurchase agreements (see "Repurchase Agreements");

     (f) Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of the total assets of the Fund; however, this does not prohibit the escrow arrangements contemplated by the put and call activities of the Fund or other collateral or margin arrangements in connection with any of the Hedging Instruments which it may use as permitted by any of its other fundamental policies;

     (g) As a non-fundamental policy, invest in or hold securities of any issuer if officers or Trustees of the Company or SCMI individually owning more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

     (h) Invest in companies for the purpose of acquiring control or management thereof;

     (i) Invest in interests in oil, gas or other mineral exploration or development programs but may purchase readily marketable securities of companies which operate, invest in, or sponsor such programs; or

     (j) Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

MANAGEMENT

TRUSTEES AND OFFICERS

The following information relates to the principal occupations of each Trustee and executive officer of the Company during the past five years and shows the nature of any affiliation with SCMI.

PETER E. GUERNSEY, Oyster Bay, New York - a Trustee of the Trust - Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

RALPH E. HANSMANN, 40 Wall Street, New York, New York - a Trustee of the Trust - Private investor; Director, First Eagle Fund of America, Inc.; Director, Verde Exploration, Ltd.; Trustee Emeritus, Institute for Advanced Study; Trustee and Treasurer, New York Public Library; Life Trustee, Hamilton College.

JOHN I. HOWELL, 7 Riverside Road, Greenwich, Connecticut - a Trustee of the Trust - Private Consultant since February 1987; Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.

LAURA E. LUCKYN-MALONE(a), 787 Seventh Avenue, New York, New York - President and a Trustee of the Trust - Director and Senior Vice President of SCMI since February 1990; Director and President, Schroder Advisors(b).

CLARENCE F. MICHALIS, 44 East 64th Street, New York, New York - a Trustee of the Trust - Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

HERMANN C. SCHWAB, 787 Seventh Avenue, New York, New York - Chairman (Honorary) and a Trustee of the Trust - retired since March, 1988; prior thereto, consultant to SCMI since February 1, 1984.

MARK J. SMITH(a), 33 Gutter Lane, London, England - a Vice President and a Trustee of the Trust - First Vice President of SCMI since April 1990; Director and Vice President, Schroder Advisors(b).

ROBERT G. DAVY, 787 Seventh Avenue, New York, New York - a Vice-President of the Trust - First Vice President of SCMI since July, 1992; prior thereto, employed by various affiliates of Schroders plc(b) in various positions in the investment research and portfolio management areas since 1986.

RICHARD R. FOULKES, 787 Seventh Avenue, New York, New York - a Vice President of the Trust; Director of SCMI since 1979, Director of Schroder Capital Management International Ltd. since 1989, and Executive Vice President of both of these entities.

JOHN Y. KEFFER, 2 Portland Square, Portland, Maine - a Vice President of the Trust. President of Forum Financial Services, Inc., the Fund's sub-administrator, and Forum Financial Corp., the Fund's transfer and dividend disbursing agent and fund accountant.

CATHERINE A. MAZZA, 787 Seventh Avenue, New York, New York - a Vice President of the Trust - Vice President of SCMI since September 1994; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

FARIBA TALEBI, 787 Seventh Avenue, New York, New York - a Vice President of the Trust - Vice President of SCMI employed in various positions in the investment research and portfolio management areas since 1987.

JOHN A. TROIANO(a), 787 Seventh Avenue, New York, New York - a Vice President of the Trust - Director and Senior Vice President of SCMI since 1991; prior thereto, employed by various affiliates of Schroders plc(b) in various positions in the investment research and portfolio management areas since 1981.

IRA L. UNSCHULD, 787 Seventh Avenue, New York, New York - a Vice President of the Trust - a Vice President of SCMI since April, 1993 and an Associate from July, 1990 to April, 1993; prior to July, 1990, employed by various financial institutions as a securities or financial analyst.

ROBERT JACKOWITZ, 787 Seventh Avenue, New York, New York - Treasurer of the Trust - Vice President of SCMI since September 1995 and Assistant Treasurer since January 1990.

MARGARET H. DOUGLAS-HAMILTON, 787 Seventh Avenue, New York, New York - Secretary of the Trust - First Vice President and General Counsel of Schroders Incorporated(b) since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.

DAVID I. GOLDSTEIN, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. Since 1991; prior thereto, associate at Kirkpatrick & Lockhart, Washington, D.C.

THOMAS G. SHEEHAN, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. since 1993; prior thereto, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

BARBARA GOTTLIEB, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - [business history].

GERARDO MACHADO, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Assistant Portfolio Manager, SCMI.

(a)  Interested Trustee of the Trust within the meaning of the 1940 Act.

(b) Schroder Advisors is a wholly-owned subsidiary of SCMI, which is a wholly-owned subsidiary of Schroders Incorporated, which in turn is an indirect, wholly-owned subsidiary of Schroders plc.


Officers and Trustees who are interested persons of the Trust receive no salary, fees or compensation from the Fund. Independent Trustees of the Trust receive an annual fee of $1,000 and a fee of $250 for each meeting of the Board attended by them except in the case of Mr. Schwab, who receives an annual fee of $1,500 and a fee of $500 for each meeting attended. The Fund has no bonus, profit sharing, pension or retirement plans.

The following table provides the fees paid to each Trustee of the Trust for the fiscal year ended October 31, 1995.



 Name of Trustee          Aggregate     Pension or     Estimated          Total
                       Compensation     Retirement        Annual   Compensation
                         From Trust       Benefits Benefits Upon     From Trust
                                        Accrued As    Retirement       And Fund
                                     Part of Trust                 Complex Paid
                                          Expenses                  To Trustees
-------------------------------------------------------------------------------

 Mr. Guernsey                $4,000             $0            $0          $4000
 Mr. Hansmann                 3,500              0             0          3,500
 Mr. Howell                   4,000              0             0          4,000

 Ms. Luckyn-Malone                0              0             0              0
 Mr. Michalis                 3,000              0             0          3,000
 Mr. Schwab                   7,000              0             0          7,000

 Mr. Smith                        0              0             0              0


As of December 22, 1995, the officers and Trustees of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.



While the Trust is a Delaware business trust, certain of its Trustees or officers are residents of the United Kingdom and substantially all of their assets may be located outside of the U.S. As a result it may be difficult for U.S. investors to effect service upon such persons within the U.S., or to realize judgments of courts of the U.S. predicated upon civil liabilities of such persons under the Federal securities laws of the U.S. The Trust has been advised that there is substantial doubt as to the enforceability in the United Kingdom of such civil remedies and criminal penalties as are afforded by the Federal securities laws of the U.S. Also it is unclear if extradition treaties now in effect between the U.S. and the United Kingdom would subject such persons to effective enforcement of the criminal penalties of such acts.

INVESTMENT ADVISER

Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019, serves as Investment Adviser to the Fund pursuant to an Investment Advisory Contract dated July 27, 1993. SCMI is a wholly-owned United States subsidiary of Schroders Incorporated, the wholly-owned United States holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial service companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in seventeen countries worldwide. The Schroder Group specializes in providing investment management services, with Group funds under management currently in excess of $90 billion.

SCMI manages the investment and reinvestment of the assets included in the Fund's portfolio and continuously reviews, supervises and administers the Fund's investments. In this regard, it is the responsibility of SCMI to make decisions relating to the Fund's investments and to place purchase and sale orders regarding such investments with brokers or dealers selected by it in its discretion. SCMI also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

Under the terms of the Investment Advisory Contract, SCMI is required to manage the Fund's portfolio in accordance with applicable laws and regulations. In making its investment decisions, SCMI does not use material inside information that may be in its possession or in the possession of its affiliates.

The Investment Advisory Contract will continue in effect provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust and it will terminate automatically if assigned. The Investment Advisory Contract also provides that, with respect to the Fund, neither SCMI nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the SCMI's or their duties or by reason of reckless disregard of its or their obligations and duties under the Investment Advisory Contract.


For its services, the Fund pays SCMI a monthly fee equal on an annual basis to 0.50% of its average daily net assets for the first $100 million of the Fund's net assets, 0.40% of the next $150 million of average daily assets, and 0.35% of the Fund's average daily net assets in excess of $250 million. For the period from commencement of operations through October 31, 1993, SCMI received fees of $11,958. For the fiscal years ended October 31, 1994 and 1995, SCMI received fees of $63,210 and $71,188, respectively.


ADMINISTRATIVE SERVICES

On behalf of the Fund, the Trust has entered into an Administrative Services Contract with Schroder Fund Advisors Inc. ("Schroder Advisors"), 787 Seventh Avenue, New York, New York 10019. The Trust and Schroder Advisors have entered into a Sub-Administration Agreement with Forum Financial Services, Inc. ("Forum"). Pursuant to their agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations, other than the investment management and administrative services provided to the Fund by SCMI pursuant to the Investment Advisory Contract, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission and state securities commissions, and
(iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Advisors is a wholly-owned subsidiary of SCMI, and is a registered broker-dealer organized to act as administrator and distributor of mutual funds. Effective July 5, 1995, Schroder Advisors changed its name from Schroder Capital Distributors Inc.


For these services, Schroder Advisors will receive from the Fund a fee, payable monthly, at the annual rate of 0.25% of the Fund's average daily net assets for the first $100 million of the Fund's average daily net assets, 0.20% of the next $150 million of average daily net assets and 0.175% of the Fund's average daily net assets in excess of $250 million. The fees paid by the Fund to SCMI and Schroder Advisors therefore may equal up to 0.75% of the Fund's average daily net assets. For the period from commencement of operations through October 31, 1993, Schroder Advisors received fees of $5,979. For the fiscal years ended October 31, 1994 and 1995, Schroder Advisors received fees of $31,690 and $35,594, respectively. Payment for Forum's services is made by Schroder Advisors and is not a separate expense of the Fund.


The Administrative Services Contract and Sub-Administration Agreement are terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or in the Administrative Services Contract or Sub-Administration Agreement, upon not more than 60 days' written notice to Schroder Advisors or Forum, as appropriate, or by vote of the holders of a majority of the shares of the Fund, or, upon 60 days' notice, by Schroder Advisors or Forum. The Administrative Services Contract will terminate automatically in the event of its assignment.

DISTRIBUTION OF FUND SHARES

Under a Distribution Plan (the "Plan") adopted by the Fund, the Trust may pay directly or may reimburse the Investment Adviser or a broker-dealer registered under the Securities Exchange Act of 1934 (the Investment Adviser or such registered broker-dealer, if so designated, to be a "Distributor" of the Fund's shares) monthly (subject to a limit of 0.50% per annum of the Fund's average daily net assets) for the sum of (a) advertising expenses including advertising by radio, television, newspapers, magazines, brochures, sales literature or direct mail, (b) costs of printing prospectuses and other materials to be given or sent to prospective investors, (c) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Fund shares, and (d) payments to broker-dealers (other than the Distributor) or other organizations (other than banks) for services rendered in the distribution of the Fund's shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or organization has a distributing relationship. Any payment or reimbursement made pursuant to the Plan is contingent upon the Board of Trustees' approval. The Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount (0.50% per annum of the Fund's average daily net assets) payable under the Plan in that year. Salary expense of salesmen who are responsible for marketing shares of the Fund may be allocated to various portfolios of the Trust that have adopted a Plan similar to that of the Fund on the basis of average net assets; travel expense is allocated to, or divided among, the particular portfolios of the Trust for which it is incurred. The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

Schroder Advisors was appointed Distributor of the Fund's shares under the Plan pursuant to an agreement approved by the Board of Trustees of the Trust at a meeting held on November 2, 1992. Under such agreement, Schroder Advisors is not obligated to sell any specific amount of Fund shares.

The Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by the Board of Trustees and by the Trustees who are neither "interested persons" nor have any direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Board of Trustees and the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan voted to approve the Plan at a meeting held on November 2, 1992. The Plan was approved by the initial shareholders of the Fund at a meeting held on July 27, 1993. At a meeting held on November 21, 1994, the Board of Trustees and the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan voted to continue the Plan for the one-year period ending February 1, 1996. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the shares of the Fund.


During the period from commencement of operations through October 31, 1995, the Fund spent, respectively, pursuant to the Plan, the following amounts on:


                                                          Period Ended
                                                           10/31/95
                                                          ----------


     advertising                                             $ -0-

     printing and mailing ofprospectuses to other than       $ -0-
       current shareholders

     compensation to underwriters                            $ -0-

     compensation to dealers                                 $ -0-

     compensation to sales personnel                         $ -0-

     interest, carrying, or other financing charges          $ -0-


                                       -14

SERVICE ORGANIZATIONS

The Fund may also contract with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative services for the Fund. The Fund could pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization had a servicing relationship. Services provided by Service Organizations may include, among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designated accounts; providing periodic statements showing a client's account balances and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Fund to clients; and such other services as the Fund or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither SCMI nor Schroder Advisors will be a Service Organization or receive fees for servicing.

Some Service Organizations could impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization would agree to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations would be urged to consult them regarding any such fees or conditions.

The Glass-Steagall Act and other applicable laws provide that banks may not engage in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank service organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Fund might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

PORTFOLIO ACCOUNTING

Forum Financial Corp. ("FFC"), an affiliate of Forum, performs portfolio accounting services for the Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement.

Under its agreement, FFC prepares and maintains books and records of the Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of the Fund and dividends and capital gain distributions and prepares periodic reports to shareholders and the Securities and Exchange Commission. For its services, FFC receives from the Trust with respect to the Fund a fee of $36,000 per year plus, for each class of the Fund above one, $12,000 per year. FFC is paid an additional $24,000 per year with respect to global and international funds. In addition, FFC is paid an additional $12,000 per year with respect to tax-free money market funds and funds with more than 25% of their total assets invested in asset backed securities, that have more than 100 security positions or that have a monthly portfolio turnover rate of 10% or greater.

FFC is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FFC is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Trust has agreed to indemnify and hold harmless FFC, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to FFC's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FFC by an officer of the Trust duly authorized. This indemnification does not apply to FFC's actions taken or failures to act in cases of FFC's own bad faith, willful misconduct or gross negligence.


FFC assumed responsibility for fund accounting on August 15, 1994. Previously, these services were performed by Schroders Incorporated, the parent company of SCMI. For the fiscal years ended October 31, 1994 and October 31, 1995, the Fund paid fund accounting fees of $28,797 and $36,000, respectively.


FEES AND EXPENSES

As compensation for the advisory, administrative and management services rendered to the Fund, SCMI and Schroder Advisors will each earn monthly fees at the following annual rates:

Portion of average daily value            Fee Rate
of the Fund's net assets                  SCMI          Schroder Advisors
------------------------                  ----          -----------------

up to $100 million                         0.50%             0.25%
$100 million to $250 million               0.40%             0.20%
over $250 million                          0.35%            0.175%


However, certain of the states in which the shares of the Fund may be qualified for sale impose limitations on the expenses of the Fund. If, in any fiscal year, the total expenses of the Fund (excluding taxes, interest, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative fees) exceed the expense limitations applicable to the Fund imposed by the securities regulations of any such state, SCMI will reimburse the Fund for 2/3 of the excess, and Schroder Advisors, the remaining 1/3 of the excess. As of the date of this SAI, the Fund believes that the most restrictive state expense limitation which might be applicable to the Fund requires reimbursement of expenses in any year that applicable Fund expenses exceed 2 1/2% of the first $30 million of the average daily value of Fund net assets, 2% of the next $70 million of the average daily value of Fund net assets and 1 1/2% of the remaining average daily value of Fund net assets. For the period from commencement of operations through October 31, 1995, no payments pursuant to these limitations were required.


Except for the expenses paid by SCMI or Schroder Advisors, the Fund bears all costs of its operations.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS

Investment decisions for the Fund and for the other investment advisory clients of SCMI are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which in SCMI's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES


Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. For fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid total brokerage commissions of $13,174, $29,224 and $34,391, respectively.


The Investment Advisory Contract authorizes and directs SCMI to place orders for the purchase and sale of the Fund's investments with brokers or dealers selected by SCMI in its discretion and to seek "best execution" of such portfolio transactions. SCMI places all such orders for the purchase and sale of portfolio securities and buys and sells securities for the Fund through a substantial number of brokers and dealers. In so doing, SCMI uses its best efforts to obtain for the Fund the most favorable price and execution available. The Fund may, however, pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In seeking the most favorable price and execution, SCMI, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealers involved and the quality of service rendered by the broker-dealers in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, SCMI may receive research services from broker-dealers with which SCMI places the Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such items as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to SCMI in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because SCMI and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), SCMI may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to SCMI an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, SCMI may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.


Subject to the general policies of the Fund regarding allocation of portfolio brokerage as set forth above, the Board of Trustees of the Trust has authorized the Fund to employ Schroder Wertheim & Company, Incorporated ("Schroder Wertheim") an affiliate of SCMI, to effect securities transactions of the Fund, on the New York Stock Exchange only, provided certain other conditions are satisfied as described below.

Payment of brokerage commissions to Schroder Wertheim for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on a national securities exchange paid by a registered investment company to a broker which is an affiliated person of such investment company or an affiliated person of another person so affiliated not exceed the usual and customary broker's commissions for such transactions. It is the Fund's policy that commissions paid to Schroder Wertheim will in the judgment of the officers of the Trust responsible for making portfolio decisions and selecting brokers, be (i) at least as favorable as commissions contemporaneously charged by Schroder Wertheim on comparable transactions for its most favored unaffiliated customers and (ii) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board of Trustees of the Trust, including a majority of the non-interested Trustees, has adopted procedures pursuant to Rule 17e-1 promulgated by the Securities and Exchange Commission under Section 17(e) to ensure that commissions paid to Schroder Wertheim by the Fund satisfy the foregoing standards. The Board will review all transactions at least quarterly for compliance with such procedures.

The Fund has no understanding or arrangement to direct any specific portion of its brokerage to Schroder Wertheim and will not direct brokerage to Schroder Wertheim in recognition of research services. The Fund paid no commissions to Schroder Wertheim during the fiscal years ended October 31, 1993, 1994 and 1995.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

The net asset value per share of the Fund is determined each day the New York Stock Exchange (the "Exchange") is open as of 4:00 P.M. New York time that day, by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. The Exchange's most recent holiday schedule (which is subject to change) states that it will close on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

The Trust's Board of Trustees has established procedures for the valuation of the Fund's securities: (i) equity securities traded on a securities exchange or on the NASDAQ National Market System for which last sale information is regularly reported are valued at the last reported sales prices on their primary exchange or the NASDAQ National Market System that day (or, in the absence of sales that day, at values based on the last sale prices on the preceding trading day or closing mid-market prices); (ii) NASDAQ and other unlisted equity securities for which last sale prices are not regularly reported but for which over-the-counter market quotations are readily available are valued at the most recently reported mid-market prices; (iii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures; (iv) debt securities having a maturity in excess of 60 days are valued at the mid-market prices determined by a portfolio pricing service or obtained from active market makers on the basis of reasonable inquiry; and (v) short-term debt securities (having a remaining maturity of 60 days or less) are valued at cost, adjusted for amortization of premiums and accretion of discount.

Puts, calls and Stock Index Futures are valued at the last sales price on the principal exchange on which they are traded, or, if there are no transactions, in accordance with (i) above. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded in the Fund's books as an asset, and an equivalent deferred credit is recorded as a liability. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option.

REDEMPTION IN KIND

In the event that payment for redeemed shares is made wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of the Fund's portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio.

TAXATION

Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund and each other portfolio established from time to time by the Board of Trustees of the Trust will be treated as a separate taxpayer for Federal income tax purposes with the result that: (a) each such portfolio must meet separately the income and distribution requirements for qualification as a regulated investment company, and (b) the amounts of investment income and capital gains earned will be determined on a portfolio-by-portfolio (rather than on Trust-wide) basis.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company the Fund intends to distribute to shareholders at least 90% of its "investment company taxable income" as defined in the Code (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses), and to meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to Federal income tax on its investment company taxable income and "net capital gains" (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation, and its distributions will be taxable to shareholders as ordinary income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% nondeductible excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions of investment company taxable income (including realized net short-term capital gain) are taxable to shareholders as ordinary income. Generally, dividends of investment income (but not capital gain) from the Fund will qualify for the Federal dividends-received deduction for corporate shareholders to the extent such dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the Fund shares are held by said shareholders for more than 45 days. If securities held by the Fund are considered to be "debt-financed" (generally, acquired with borrowed funds), are held by the Fund for less than 46 days (91 days in the case of certain preferred stock), or are subject to certain forms of hedges or short sales, the portion of the dividends paid by the Fund which corresponds to the dividends paid with respect to such securities will not be eligible for the corporate dividends-received deduction.

Distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time the Fund shares have been held by a shareholder, and are not eligible for the dividends received deduction. A loss realized by a shareholder on the sale of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss although such shares may have been held by the shareholder for one year or less.
Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Upon redemption or sale of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares.

The Trust will be required to report to the Internal Revenue Service (the "IRS") all distributions as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds generally will be subject to the withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Trust with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Trust that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the shareholder's Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower rate under a tax treaty).

OTHER INFORMATION

ORGANIZATION


The Trust was originally organized as a Maryland corporation on July 30, 1969. On February 29, 1988, the Trust was recapitalized to enable the Board to establish a series of separately managed investment portfolios, each having different investment objectives and policies. At the time of the recapitalization, the Trust's name was changed from "The Cheapside Dollar Fund Limited" to "Schroder Capital Funds, Inc." On January 9, 1996, the Trust was reorganized as a Delaware business trust. At that time, the Trust's name was changed from "Schroder Capital Funds, Inc." to its present name. The Trust is registered as an open-end management investment company under the Act.


Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series.
The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the portfolio is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

CAPITALIZATION AND VOTING

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide portfolios or series into classes of shares, and the costs of doing so will be borne by the Trust. The Trust currently consists of five separate portfolios, each of which has separate investment objectives and policies, and five classes, one of which pertains to the Fund.

The shares of the Trust are fully paid and nonassessable, and have no preferences as to conversion, exchange, dividends, retirement or other features. The shares have no preemptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. Shares of each class would vote separately to approve investment advisory agreements or changes in investment objectives and other fundamental policies affecting the portfolio to which they pertain, but all classes would vote together in the election of Trustees and ratification of the selection of independent accountants. Shareholders of any particular class would not be entitled to vote on any matters as to which such class were not affected.

The Trust will not hold annual meetings of shareholders. The matters considered at an annual meeting typically include the reelection of Trustees, approval of an investment advisory agreement, and the ratification of the selection of independent accountants. These matters will not be submitted to shareholders unless a meeting of shareholders is held for some other reason, such as those indicated below. Each of the Trustees will serve until death, resignation or removal. Vacancies will be filled by the remaining Trustees, subject to the provisions of the 1940 Act requiring a meeting of shareholders for election of Trustees to fill vacancies when less than a majority of Trustees then in office have been elected by shareholders. Similarly, the selection of accountants and renewal of investment advisory agreements for future years will be performed annually by the Board. Future shareholder meetings will be held to elect Trustees if required by the 1940 Act, to obtain shareholder approval of changes in fundamental investment policies, to obtain shareholder approval of material changes in investment advisory agreements, to select new accountants if the employment of the Trust's accountants has been terminated, and to seek any other shareholder approval required under the 1940 Act. The Board has the power to call a meeting of shareholders at any time when it believes it is necessary or appropriate. In addition, Trust Instrument provides that a special meeting of shareholders may be called at any time for any purpose by the holders of at least 10% of the outstanding shares entitled to be voted at such meeting.

In addition to the foregoing rights, the Trust Instrument provides that holders of at least two-thirds of the outstanding shares of the Trust may remove any person serving as a Trustee either by declaration in writing or at a meeting called for such purpose. Further, the Board is required to call a shareholders meeting for the purpose of considering the removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In addition, the Board is required to provide certain assistance if requested in writing to do so by ten or more shareholders of record (who have been such for at least six months), holding in the aggregate the lesser of shares of the Trust having a total net asset value of at least $25,000 or 1% of the outstanding shares of the Trust, for the purpose of enabling such holders to communicate with other shareholders of the Trust with a view to obtaining the requisite signatures to request a special meeting to consider such removal.

PRINCIPAL SHAREHOLDERS


As of December 22, 1995, the following persons owned of record or beneficially 5% or more of the Fund's shares:

SHAREHOLDER                               SHARE BALANCE  PERCENT OF FUND
-----------                               -------------  ---------------

Schroder Nominees Limited                 967,861.834       86.66%
120 Cheapside
London EC2V 6DS England

Gracechurch Co.                           145,548.345       13.04%
75 Wall Street
New York, NY 10265


PERFORMANCE INFORMATION

The Fund may, from time to time, include quotations of its average annual total return in advertisements or reports to shareholders or prospective investors.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                               P (1+T)(n) = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.


For the period from commencement of operations on August 6, 1993 through October 31, 1995, the average annual total return of the Fund was 22.57%. For the fiscal year ended October 31, 1995, the average annual total return of the Fund was 32.84%.


Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

In connection with communicating total return to current or prospective investors, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Investors who purchase and redeem shares of the Fund through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on these assets). Such fees will have the effect of reducing the average annual total return of the Fund for those investors.

CUSTODIAN

All securities and cash of the Fund are held by The Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York 11245.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Forum Financial Corp., Portland, Maine, acts as the Fund's transfer agent and dividend disbursing agent.

LEGAL COUNSEL


Jacobs Persinger & Parker, 77 Water Street, New York, New York 10005, counsel to the Fund, passes upon certain legal matters in connection with the shares offered by the Fund.


INDEPENDENT ACCOUNTANT


Coopers & Lybrand L.L.P. ("Coopers & Lybrand") serves as independent accountants for the Fund. Coopers & Lybrand provides audit services and consultation in connection with review of U.S. Securities and Exchange Commission filings. Coopers & Lybrand's address is One Post Office Square, Boston, Massachusetts 02109.


FINANCIAL STATEMENTS


The audited Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Investments, notes thereto, and Financial Highlights of the Fund for the fiscal year ended October 31, 1995 and the Report of Independent Accountants thereon (included in the Annual Report to shareholders), which are delivered along with this SAI, are incorporated herein by reference.

                         SCHRODER EMERGING MARKETS FUND
                             INSTITUTIONAL PORTFOLIO
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101


-------------------------------------------------------------------------------

GENERAL INFORMATION:                      (207) 879 8903
ACCOUNT INFORMATION:                      (800) 344 8332
FAX:                                      (207) 879 6206

-------------------------------------------------------------------------------
       SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. - INVESTMENT ADVISER
           SCHRODER FUND ADVISORS INC. - ADMINISTRATOR AND DISTRIBUTOR

                       STATEMENT OF ADDITIONAL INFORMATION

Schroder Emerging Markets Fund Institutional Portfolio (the "Fund") is a non-diversified, separately-managed portfolio of Schroder Capital Funds (Delaware) (the "Trust"), an open-end management investment company currently consisting of five separate portfolios, each of which has different investment objectives and policies. The Fund's investment objective is to achieve long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. There is no assurance that the Fund will achieve this objective. Furthermore, investing in securities of emerging market issuers involves special risks in addition to those associated with investments in securities of U.S. issuers. See "The Fund - Special Risk Considerations." The Fund currently seeks to achieve its investment objective by holding, as its only investment securities, the securities of Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"), a separate portfolio of a registered open-end management investment company ("Core Trust").


This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Prospectus for the Fund dated January 9, 1996 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and SAI for the Fund may be obtained without charge by writing or calling the Fund at the address and information numbers printed above.


January 9, 1996

                                TABLE OF CONTENTS

     INVESTMENT POLICIES
     Introduction
     Convertible Securities
     Debt-to-Equity Conversions
     U.S. Government Securities
     Bank Obligations
     Short-Term Debt Securities
     Repurchase Agreements
     Illiquid and Restricted Securities
     Loans of Portfolio Securities
     Forward Foreign Currency
       Exchange Contracts
     Options and Hedging

     INVESTMENT RESTRICTIONS

     MANAGEMENT
     Officers and Trustees
     Investment Adviser
     Administrative Services
     Distribution of Fund Shares
     Service Organizations
     Fees and Expenses

     PORTFOLIO TRANSACTIONS
     Investment Decisions
     Brokerage and Research Services

     ADDITIONAL PURCHASE AND
       REDEMPTION INFORMATION
     Determination of Net Asset Value
       Per Share
     Redemption in Kind

     TAXATION

     OTHER INFORMATION
     Organization
     Capitalization and Voting
     Custodian
     Transfer Agent and Dividend Disbursing Agent
     Performance Information
     Legal Counsel
     Independent Accountant

     APPENDIX - Ratings of
     Corporate Debt Instruments
     and Countries Excluded from
     Emerging Markets Category             A-1

INVESTMENT POLICIES

INTRODUCTION

The Fund's investment objective and policies authorize it to invest in certain types of securities and to engage in certain investment techniques as identified in "Investment Objective," "Investment Policies" and "Additional Investment Policies" in the Prospectus. The following supplements the discussion found in those sections by providing additional information or elaborating upon the discussion with respect to certain of those securities and techniques. The Fund currently seeks to achieve its investment objective by investing all of its investment assets in the Portfolio, which has the same investment objective and policies. As the Fund has the same investment policies as the Portfolio and currently invests all of its assets in the Portfolio, investment policies are discussed with respect to the Portfolio only.

CONVERTIBLE SECURITIES

The Portfolio may invest in convertible preferred stocks and convertible debt securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

DEBT-TO-EQUITY CONVERSIONS

The Portfolio may participate in up to 5% of its net assets in debt-to-equity conversions. Debt-to-equity conversion programs are sponsored in varying degrees by certain emerging market countries, particularly in Latin America, and permit investors to use external debt of a country to make equity investments in local companies. Many conversion programs relate primarily to investments in transportation, communication, utilities and similar infrastructure related areas. The terms of the programs vary from country to country, but include significant restrictions on the application of the proceeds received in the conversion and on the repatriation of investment profits and capital. In inviting conversion applications by holders of eligible debt, a government will usually specify a minimum discount from par value that it will accept for conversion. The Adviser believes that debt-to-equity conversion programs may offer investors opportunities to invest in otherwise restricted equity securities with a potential for significant capital appreciation and, to a limited extent, intends to invest assets of the Portfolio in such programs in appropriate circumstances. There can be no assurance that debt-to-equity conversion programs will continue or be successful or that the Portfolio will be able to convert all or any of its emerging market debt portfolio into equity investments.

U.S. GOVERNMENT SECURITIES

The Portfolio may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities which have remaining maturities not exceeding one year. Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the U.S. Government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Student Loan Marketing Association. Except for obligations issued by the U.S. Treasury and the Government National Mortgage Association, none of the obligations of the other agencies or instrumentalities referred to above are backed by the full faith and credit of the U.S. Government.

BANK OBLIGATIONS

The Portfolio may invest in obligations of U.S. banks (including certificates of deposit and bankers' acceptances) having total assets at the time of purchase in excess of $1 billion. Such banks must be members of the Federal Deposit Insurance Corporation.

A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against Portfolios deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

SHORT-TERM DEBT SECURITIES

The Portfolio may invest in commercial paper, that is short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Portfolio for temporary defensive purposes consists of direct obligations of domestic issuers which, at the time of investment, are rated "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1" by Standard & Poor's Corporation ("S&P"), or securities which, if not rated, are issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P. The rating "P-1" is the highest commercial paper rating assigned by Moody's and the rating "A-1" is the highest commercial paper rating assigned by S&P.

REPURCHASE AGREEMENTS

The Portfolio may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers maturing in seven days or less. In a typical repurchase agreement the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. SCMI will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Portfolio may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, SCMI reviews the credit-worthiness of those banks and dealers with which the Portfolio enters into repurchase agreements.

ILLIQUID AND RESTRICTED SECURITIES

"Illiquid and Restricted Securities" under "Additional Investment Policies" in the Prospectus sets forth the circumstances in which the Portfolio may invest in "restricted securities." In connection with the Portfolio's original purchase of restricted securities it may negotiate rights with the issuer to have such securities registered for sale at a later time. Further, the expenses of registration of restricted securities that are illiquid may also be negotiated by the Portfolio with the issuer at the time such securities are purchased by the Portfolio. When registration is required, however, a considerable period may lapse between a decision to sell the securities and the time the Portfolio would be permitted to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, the Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.

LOANS OF PORTFOLIO SECURITIES

The Portfolio may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government securities, or other cash equivalents in which the Portfolio is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Portfolio if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Portfolio. In a portfolio securities lending transaction, the Portfolio receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders' or administrative fees the Portfolio pays in arranging the loan. The Portfolio may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by the Trust's Board of Trustees (the "Board"). The Portfolio will not lend its portfolio securities to any officer, director, employee or affiliate of the Portfolio or SCMI. The terms of the Portfolio's loans must meet certain tests under the Internal Revenue Code and permit the Portfolio to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Portfolio will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by Core Trust's Board of Trustees.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

To hedge against adverse price movements in the securities held in its portfolio and the currencies in which they are denominated (as well as in the securities it might wish to purchase and their denominated currencies) the Portfolio may engage in transactions in forward foreign currency contracts.

A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Portfolio may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

Currently, only a limited market, if any, exists for hedging transactions relating to currencies in many emerging market countries or to securities of issuers domiciled or principally engaged in business in emerging market countries. This may limit the Portfolio's ability to effectively hedge its investments in those emerging markets. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currencies should rise. In addition, it may not be possible for the Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The Portfolio will enter into forward contracts under certain instances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, wish to secure the price of the security in U.S. dollars or some other foreign currency which the Portfolio is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

In addition, when the Portfolio anticipates purchasing securities at some future date, and wishes to secure the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, it may enter into a forward contract to purchase an amount of currency equal to part or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency.

In all of the above instances, if the currency in which the Portfolio's portfolio securities (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased, then the Portfolio will have realized fewer gains than if the Portfolio had not entered into the forward contracts. Furthermore, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

To the extent that the Portfolio enters into forward foreign currency contracts to hedge against a decline in the value of portfolio holdings denominated in a particular foreign currency resulting from currency fluctuations, there is a risk that the Portfolio may nevertheless realize a gain or loss as a result of currency fluctuations after such portfolio holdings are sold should the Portfolio be unable to enter into an "offsetting" forward foreign currency contract with the same party or another party. The Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualifications as a regulated investment company (see "Taxation").

The Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser. Generally, the Portfolio will not enter into a forward contract with a term of greater than one year.

OPTIONS AND HEDGING

As discussed in the Prospectus, the Portfolio may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of its investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities (and the currencies in which they are denominated) and engaging in transactions involving futures contracts and options on such contracts.

Call and put options on U.S. Treasury notes, bonds and bills and on various foreign currencies are listed on several U.S. and foreign securities exchanges and are written in over-the-counter transactions ("OTC Options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC").
Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell, to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the option would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.

The OCC or other clearing corporation or exchange which issues listed options assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed between the Portfolio and the transacting dealer. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolio will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

OPTIONS ON FOREIGN CURRENCIES.   The Portfolio may purchase and write options on
foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Portfolio may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Portfolio would be able to sell the foreign currency for a fixed amount of U.S. dollars, thereby securing the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Portfolio may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Portfolio may also purchase call and put options to close out written option positions.

The Portfolio may also write covered call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Portfolio occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Portfolio gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Portfolio may also write options to close out long call option positions. A covered put option on a foreign currency would be written by the Portfolio for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Portfolio anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to the Portfolio resulting from an increase in the U.S. dollar value of the foreign security. However, the Portfolio could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. The Portfolio may also write options to close out long put option positions.

The markets in foreign currency options are relatively new and the Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Portfolio will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

COVERED CALL WRITING. The Portfolio is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. Generally, a call option is "covered" if the Portfolio owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Portfolio by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the Portfolio holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call or greater than the exercise price of the call written if the mark to market difference is maintained by the Portfolio in cash, U.S. Government securities or other high grade debt obligations which the Portfolio holds in a segregated account maintained with its custodian.

The Portfolio will receive from the purchaser, in return for a call it has written, a premium. Receipt of such premiums may enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Portfolio at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency. However, during the option period, the covered call writer has, in return for the premium, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

With respect to listed options and certain OTC options, during the option period, the Portfolio may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Portfolio to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. The Portfolio may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

If a call option expires unexercised, the Portfolio realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

Options written by the Portfolio will normally have expiration dates of up to eighteen months from the date written. The exercised price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

COVERED PUT WRITING. As a writer of a covered put option, the Portfolio would incur an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Portfolio will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Portfolio maintains with its custodian, in a segregated account, cash, U.S. Government securities or other high grade obligations in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Portfolio by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Portfolio in cash, U.S. Government securities or other high grade debt obligations which the Portfolio holds in a segregated account maintained at its custodian. In writing puts, the Portfolio assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Portfolio may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

The Portfolio will write put options for three purposes: (1) to receive the income derived from the premiums paid by purchasers; (2) when the Adviser wishes to purchase the security (or a security denominated in the currency underlying the option) underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (3) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities (currencies) when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

PURCHASING CALL AND PUT OPTIONS. The Portfolio may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The Portfolio may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Portfolio.

The Portfolio may purchase put options on securities (currencies) which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater then the premium paid for the option, the Portfolio would incur no additional loss. In addition, the Portfolio may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Portfolio expired without being sold or exercised, the premium would be lost.

RISKS OF OPTIONS TRANSACTIONS. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government or other high grade short-term obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

The Portfolio's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Portfolio may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Portfolio is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist.

In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions will be entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the Adviser.

Exchanges have established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolio may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

The extent to which the Portfolio may enter into transactions involving options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Portfolio's intention to qualify as such (see "Taxation").

FUTURES CONTRACTS. The Portfolio may purchase and sell interest rate, currency, and index futures contracts ("futures contracts") that are traded on U.S. and foreign commodity exchanges, on such underlying securities as U.S. Treasury bonds, notes and bills, and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency futures") and on such indices of U.S. and foreign securities as may exist or come into being ("index futures").

The Portfolio will purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities fall, the Portfolio may sell an interest rate futures contract. If declining interest rates are anticipated, the Portfolio may purchase an interest rate futures contract to protect against a potential increase in the price of securities the Portfolio intends to purchase. Subsequently, appropriate securities may be purchased by the Portfolio in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

The Portfolio will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices. If the Adviser anticipates that the prices of securities held by the Portfolio may fall, the Portfolio may sell an index futures contract. Conversely, if the Portfolio wishes to hedge against anticipated price rises in those securities which the Portfolio intends to purchase, the Portfolio may purchase an index futures contract.

The Portfolio will purchase or sell currency futures on currencies in which its portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. The Portfolio will enter into currency futures contracts for the same reasons as set forth above for entering into forward foreign currency exchange contracts; namely, to secure the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security's (or anticipated portfolio security's) denominated currency vis-a-vis a different currency.

In addition to the above, interest rate, index and currency futures will be bought or sold in order to close out short or long positions maintained by the Portfolio in corresponding futures contracts.

Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without making or taking delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Portfolio will be able to enter into a closing transaction.

INTEREST RATE FUTURES CONTRACTS. When the Portfolio enters into an interest rate futures contract, it is initially required to deposit with the Portfolio's custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other high grade short-term obligations equal to approximately 2% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of Portfolios by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Portfolio may be required to make subsequent deposits of cash or U.S. Government securities called "variation margin," with the Portfolio's futures contract clearing broker, which are reflective of price fluctuations in the futures contract.

CURRENCY FUTURES. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts. The Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Portfolio must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

INDEX FUTURES CONTRACTS. The Portfolio may invest in index futures contracts. An index futures contract sale creates an obligation by the Portfolio, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Portfolio, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indices do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

The Portfolio is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Portfolio may be required to make additional margin payments during the term of the contract.

At any time prior to expiration of the futures contract, the Portfolio may elect to close the position by taking an opposite position which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio and the Portfolio realizes a loss or gain.

OPTIONS ON FUTURES CONTRACTS. The Portfolio may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The Portfolio will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Adviser seeks to hedge. Any premiums received in the writing of options on futures contracts may provide a further hedge against losses resulting from price declines in portions of the Portfolio's investment portfolio.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Portfolio will not purchase or write options on foreign currency futures contracts unless and until, in the Adviser's option, the market for such option has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Portfolio may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Portfolio's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Portfolio's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Portfolio is exempted from registration as a commodity pool operator, the Portfolio may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. Except as described above, there are no other limitations on the use of futures and options thereon by the Portfolio.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The Portfolio may sell a futures contract to protect against the decline in the value of securities (or the currency in which they are denominated) held by the Portfolio. However, it is possible that the futures market may advance and the value of securities (or the currency in which they are denominated) held in the portfolio of the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities. While this might occur for only a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

If the Portfolio purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated), and the value of such securities (currencies) decreases, then the Portfolio may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

If the Portfolio has sold a call option on a futures contract, it will cover this position by holding in a segregated account maintained at its Custodian, cash, U.S. Government Securities or other high grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities (currencies) underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities (currencies) underlying the futures contract, or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

In addition, if the Portfolio holds a long position in a futures contract it will hold cash, U.S. Government Securities or other high grade debt obligations equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Portfolio by its Custodian. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have creased. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Portfolio's ability to effectively hedge its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Portfolio's transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly in the event of the bankruptcy of the writer of an OTC option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the Adviser.

While the futures contracts and options transactions to be engaged in by the Portfolio for the purpose of hedging the Portfolio's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's portfolio securities (and the currencies in which they are denominated).
Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Portfolio seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

There may exist an imperfect correlation between the price movements of futures contracts purchased by the Portfolio and the movements in the prices of the securities (currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities or currency markets and futures markets could result. Price distortions could also result if investors in futures contracts choose to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market can be anticipated with the resulting speculation causing temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Portfolio from closing out a contract which may result in reduced gain or increased loss to the Portfolio. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

The extent to which the Portfolio may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Portfolio's intention to qualify as such (see "Taxation").

INVESTMENT RESTRICTIONS

The Portfolio's significant investment restrictions are described in the Prospectus. The following investment restrictions, except where stated to be non-fundamental policies, are also fundamental policies of the Portfolio and, together with the fundamental policies and investment objective described in the Prospectus, cannot be changed without the vote of a "majority" of the Portfolio's outstanding shares. Under the Investment Company Act of 1940

(the "1940 Act"), such a "majority" vote is defined as the vote of the holders of the lesser of : (i) 67% of more of the shares present or represented by proxy at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Portfolio cannot:

     (a) Underwrite securities of other companies except insofar as the Portfolio might be deemed to be an underwriter in the resale of any securities held in its portfolio.

     (b) Invest in commodities or commodity contracts other than Hedging Instruments which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract.

     (c) Purchase securities on margin; however, the Portfolio may make margin deposits in connection with any Hedging Instruments which it may use as permitted by any of its other fundamental policies.

     (d) Purchase or write puts or calls except as permitted by any of its other fundamental policies.

     (e) Lend money except in connection with the acquisition of debt securities which the Portfolio's investment policies and restrictions permit it to purchase (see "Investment Objective and Policies" in the Prospectus); the Portfolio may also make loans of portfolio securities (see "Loans of Portfolio Securities") and enter into repurchase agreements (see "Repurchase Agreements").

     (f) As a non-fundamental policy, invest in or hold securities of any issuer if officers or Trustees of the Trust or SCMI individually owning more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer.

     (g) As a non-fundamental policy, invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

     (h)  Make short sales of securities.

     (i) Invest in interests in oil, gas or other mineral exploration or development programs but may purchase readily marketable securities of companies which operate, invest in, or sponsor such programs.

     (j) Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

MANAGEMENT

OFFICERS AND TRUSTEES

The following information relates to the principal occupations of each Trustee and executive officer of the Trust during the past five years and shows the nature of any affiliation with SCMI. Each of these individuals currently serves in the same capacity for Core Trust.

PETER E. GUERNSEY, Oyster Bay, New York - a Trustee of the Trust - Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

RALPH E. HANSMANN, 40 Wall Street, New York, New York - a Trustee of the Trust - Private investor; Director, First Eagle Fund of America, Inc.; Director, Verde Exploration, Ltd.; Trustee Emeritus, Institute for Advanced Study; Trustee and Treasurer, New York Public Library; Life Trustee, Hamilton College.

JOHN I. HOWELL, 7 Riverside Road, Greenwich, Connecticut - a Trustee of the Trust - Private Consultant since February 1987; Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.

LAURA E. LUCKYN-MALONE(a), 787 Seventh Avenue, New York, New York - President and a Trustee of the Trust - Director and Senior Vice President of SCMI since February 1990; Director and President, Schroder Advisors(b).

CLARENCE F. MICHALIS, 44 East 64th Street, New York, New York - a Trustee of the Trust - Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

HERMANN C. SCHWAB, 787 Seventh Avenue, New York, New York - Chairman (Honorary) and a Trustee of the Trust - retired since March, 1988; prior thereto, consultant to SCMI since February 1, 1984.

MARK J. SMITH(a), 33 Gutter Lane, London, England - a Vice President and a Trustee of the Trust - First Vice President of SCMI since April 1990; Director and Vice President, Schroder Advisors(b).

ROBERT G. DAVY, 787 Seventh Avenue, New York, New York - a Vice-President of the Trust - First Vice President of SCMI since July, 1992; prior thereto, employed by various affiliates of Schroders plc(b) in various positions in the investment research and portfolio management areas since 1986.

RICHARD R. FOULKES, 787 Seventh Avenue, New York, New York - a Vice President of the Trust; Director of SCMI since 1979, Director of Schroder Capital Management International Ltd. since 1989, and Executive Vice President of both of these entities.

JOHN Y. KEFFER, 2 Portland Square, Portland, Maine - a Vice President of the Trust. President of Forum Financial Services, Inc., the Fund's sub-administrator, and Forum Financial Corp., the Fund's transfer and dividend disbursing agent and fund accountant.

CATHERINE A. MAZZA, 787 Seventh Avenue, New York, New York - a Vice President of the Trust - Vice President of SCMI since September 1994; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

FARIBA TALEBI, 787 Seventh Avenue, New York, New York - a Vice President of the Trust - Vice President of SCMI employed in various positions in the investment research and portfolio management areas since 1987.

JOHN A. TROIANO(a), 787 Seventh Avenue, New York, New York - a Vice President of the Trust - Director and Senior Vice President of SCMI since 1991; prior thereto, employed by various affiliates of Schroders plc(b) in various positions in the investment research and portfolio management areas since 1981.

IRA L. UNSCHULD, 787 Seventh Avenue, New York, New York - a Vice President of the Trust - a Vice President of SCMI since April, 1993 and an Associate from July, 1990 to April, 1993; prior to July, 1990, employed by various financial institutions as a securities or financial analyst.

ROBERT JACKOWITZ, 787 Seventh Avenue, New York, New York - Treasurer of the Trust - Vice President of SCMI since September 1995 and Assistant Treasurer since January 1990.

MARGARET H. DOUGLAS-HAMILTON, 787 Seventh Avenue, New York, New York - Secretary of the Trust - First Vice President and General Counsel of Schroders Incorporated(b) since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.

DAVID I. GOLDSTEIN, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. Since 1991; prior thereto, associate at Kirkpatrick & Lockhart, Washington, D.C.

THOMAS G. SHEEHAN, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. since 1993; prior thereto, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

BARBARA GOTTLIEB, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - [business history].

GERARDO MACHADO, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Assistant Portfolio Manager, SCMI.

(a)  Interested Trustee of the Trust within the meaning of the 1940 Act.

(b) Schroder Advisors is a wholly-owned subsidiary of SCMI, which is a wholly-owned subsidiary of Schroders Incorporated, which in turn is an indirect, wholly-owned subsidiary of Schroders plc.

Officers and Trustees who are interested persons of the Trust receive no salary, fees or compensation from the Fund. Independent Trustees of the Trust receive an annual fee of $1,000 and a fee of $250 for each meeting of the Board attended by them except in the case of Mr. Schwab, who receives an annual fee of $1,500 and a fee of $500 for each meeting attended. The Fund has no bonus, profit sharing, pension or retirement plans.


The following table provides the fees paid to each Trustee of the Trust for the fiscal year ended October 31, 1995.



 Name of Trustee          Aggregate     Pension or     Estimated          Total
                       Compensation     Retirement        Annual   Compensation
                         From Trust       Benefits Benefits Upon     From Trust
                                        Accrued As    Retirement       And Fund
                                     Part of Trust                 Complex Paid
                                          Expenses                  To Trustees
-------------------------------------------------------------------------------
 Mr. Guernsey                $4,000             $0            $0          $4000
 Mr. Hansmann                 3,500              0             0          3,500
 Mr. Howell                   4,000              0             0          4,000

 Ms. Luckyn-Malone                0              0             0              0
 Mr. Michalis                 3,000              0             0          3,000
 Mr. Schwab                   7,000              0             0          7,000

 Mr. Smith                        0              0             0              0


As of December 22, 1995, the officers and Trustees of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.


While the Trust is a Delaware business trust, certain of its Trustees or officers are residents of the United Kingdom and substantially all of their assets may be located outside of the U.S. As a result it may be difficult for U.S. investors to effect service upon such persons within the U.S., or to realize judgments of courts of the U.S. predicated upon civil liabilities of such persons under the Federal securities laws of the U.S. The Trust has been advised that there is substantial doubt as to the enforceability in the United Kingdom of such civil remedies and criminal penalties as are afforded by the Federal securities laws of the U.S. Also it is unclear if extradition treaties now in effect between the U.S. and the United Kingdom would subject such persons to effective enforcement of the criminal penalties of such acts.

INVESTMENT ADVISER

Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019, serves as Investment Adviser to the Fund pursuant to an Investment Advisory Contract between the Trust and SCMI. SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial service companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in seventeen countries worldwide. The Schroder Group specializes in providing investment management services, with Group funds under management currently in excess of $90 billion.

Pursuant to the Investment Advisory Contract, SCMI is responsible for managing the investment and reinvestment of the assets included in the Fund's portfolio and continuously reviews, supervises and administers the Fund's investments. In this regard, it is the responsibility of SCMI to make decisions relating to the Fund's investments and to place purchase and sale orders regarding such investments with brokers or dealers selected by it in its discretion. SCMI also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund. Under the terms of the Investment Advisory Contract, SCMI is required to manage the Portfolio's investment portfolio in accordance with applicable laws and regulations. In making its investment decisions, SCMI does not use material inside information that may be in its possession or in the possession of its affiliates.

The Investment Advisory Contract will continue in effect provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust and it will terminate automatically if assigned. The Investment Advisory Contract also provides that, with respect to the Fund, neither SCMI nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the SCMI's or their duties or by reason of reckless disregard of its or their obligations and duties under the Investment Advisory Contract.


Under the terms of the Investment Advisory Contract, SCMI receives a monthly fee equal on an annual basis to 1.00% of its average daily net assets. From commencement of operations through October 31, 1995, SCMI received an advisory fee of $19,326.


The Fund currently invests all of its assets in the Portfolio. SCMI will not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio or any other investment company. The Fund may withdraw its investment from the Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. Accordingly, the Fund retains SCMI as its investment adviser to manage the Fund's assets in the event the Fund so withdraws its investment.

The investment advisory contract between Core Trust and SCMI with respect to the Portfolio is the same in all material respects as the Fund's Investment Advisory Contract except as to the parties, the circumstances under which fees will be paid and the jurisdiction whose laws govern the agreement.

ADMINISTRATIVE SERVICES

The Trust has entered into an Administrative Services Contract with Schroder Fund Advisors Inc. ("Schroder Advisors"), 787 Seventh Avenue, New York, New York 10019, pursuant to which Schroder Advisors provides management and administrative services necessary for the operation of the Fund, other than any management services provided to the Fund by SCMI pursuant to the Investment Advisory Contract, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission and state securities commissions, and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Advisors is a wholly-owned subsidiary of SCMI, and is a registered broker-dealer organized to act as administrator and distributor of mutual funds. Effective July 5, 1995, Schroder Advisors changed its name from Schroder Capital Distributors Inc.



For these services, Schroder Advisors will receive from the Fund a fee, payable monthly, at the annual rate of 0.10% of the Fund's average daily net assets. From commencement of operations through October 31, 1995, Schroder Advisors received an administrative fee of $19,591.


The Administrative Services Contract is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or in the Administrative Services Contract, upon not more than 60 days' written notice to Schroder Advisors or by vote of the holders of a majority of the shares of the Fund, or, upon 60 days' notice, by Schroder Advisors. The Administrative Services Contract will terminate automatically in the event of its assignment.

The Trust and Schroder Advisors have entered into a Sub-Administration Agreement with Forum Financial Services, Inc. ("Forum"). Pursuant to the Sub-Administration Agreement, Forum assists Schroder Advisors with certain of its responsibilities under the Administrative Services Agreement, including shareholder reporting and regulatory compliance. Payment for Forum's services is made by Schroder Advisors and is not a separate expense of the Fund.

The Sub-Administration Agreement is terminable with respect to the Fund without penalty, at any time, by the Board, Schroder Advisors and the Adviser upon 60 days' written notice to Forum or by Forum upon 60 days' written notice to the Fund and Schroder Advisors, and the Adviser, as appropriate.

Schroder Advisors and Forum provide similar services to the Portfolio pursuant to administrative services agreements between Core Trust and each of these entities, for which Schroder Advisors is separately compensated at an annual rate of 0.15% of the average daily net assets of the Portfolio, a portion of which Forum receives for its services with respect to the Portfolio. The administrative services agreements are the same in all material respects as the Fund's respective agreeements except as to the parties, the circumstances under which fees will be paid, the fees payable thereunder and the jurisdiction whose laws govern the agreements.

The fees paid by the Fund to SCMI and Schroder Advisors may equal up to 1.25% of the Fund's average daily net assets. Such fees as a whole are higher than advisory and management fees charged to mutual funds which invest primarily in U.S. securities but not necessarily higher than those charged to funds with investment objectives similar to that of the Fund.

DISTRIBUTION OF FUND SHARES

Under a Distribution Plan (the "Plan") adopted by the Fund, the Trust may pay directly or may reimburse the Investment Adviser or a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") (the Investment Adviser or such registered broker-dealer, if so designated, to be a "Distributor" of the Fund's shares) monthly (subject to a limit of 0.50% per annum of the Fund's average daily net assets) for the sum of (a) advertising expenses including advertising by radio, television, newspapers, magazines, brochures, sales literature or direct mail, (b) costs of printing prospectuses and other materials to be given or sent to prospective investors, (c) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Fund shares, and (d) payments to broker-dealers (other than the Distributor) or other organizations (other than banks) for services rendered in the distribution of the Fund's shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or organization has a distributing relationship. Any payment or reimbursement made pursuant to the Plan is contingent upon the Board's approval. The Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount (0.50% per annum of the Fund's average daily net assets) payable under the Plan in that year. Salary expense of salesmen who are responsible for marketing shares of the Fund may be allocated to various portfolios of the Trust that have adopted a Plan similar to that of the Fund on the basis of average net assets; travel expense is allocated to, or divided among, the particular portfolios of the Trust for which it is incurred. The Board has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by the Board and by the Trustees who are neither "interested persons" nor have any direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Fund has no intention of implementing the Distribution Plan with respect to institutional investors, and in any event will make no payments under the Distribution Plan until the Board specifically further so authorizes. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the shares of the Fund.

Schroder Advisors acts as Distributor of the Fund's shares.

SERVICE ORGANIZATIONS

The Fund may also contract with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative services for the Fund. The Fund could pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization had a servicing relationship. Services provided by Service Organizations may include, among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designated accounts; providing periodic statements showing a client's account balances and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Fund to clients; and such other services as the Fund or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither SCMI nor Schroder Advisors will be a Service Organization or receive fees for servicing. The Fund has no intention of making any such payments to Service Organizations with respect to accounts of institutional investors, and in any event will make no such payments until the Board specifically further so authorizes.

Some Service Organizations could impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization would agree to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations would be urged to consult them regarding any such fees or conditions.

The Glass-Steagall Act and other applicable laws provide that banks may not engage in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank service organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Fund might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


PORTFOLIO ACCOUNTING

Forum Financial Corp. ("FFC"), an affiliate of Forum, performs portfolio accounting services for the Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement.

Under its agreement, FFC prepares and maintains books and records of the Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of the Fund and dividends and capital gain distributions and prepares periodic reports to shareholders and the Securities and Exchange Commission. For its services, FFC receives from the Trust with respect to the Fund a fee of $36,000 per year plus, for each class of the Fund above one, $12,000 per year. FFC is paid an additional $24,000 per year with respect to global and international funds. In addition, FFC is paid an additional $12,000 per year with respect to tax-free money market funds and funds with more than 25% of their total assets invested in asset backed securities, that have more than 100 security positions or that have a monthly portfolio turnover rate of 10% or greater.

FFC is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FFC is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Trust has agreed to indemnify and hold harmless FFC, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to FFC's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FFC by an officer of the Trust duly authorized. This indemnification does not apply to FFC's actions taken or failures to act in cases of FFC's own bad faith, willful misconduct or gross negligence.

For the fiscal year ended October 31, 1995, the Fund paid fund accounting fees of $35,667.


FEES AND EXPENSES

As compensation for the advisory, administrative and management services rendered to the Fund, SCMI and Schroder Advisors will each earn monthly fees at the following annual rates:

                                                Fee Rate
    Portion of average daily value     Advisory        Administrative
      of the Fund's net assets            Fee                  Fee
      ------------------------            ---                  ---

               100%                       1.00%              0.25%

SCMI and Schroder Advisors have voluntarily undertaken to assume certain expenses of the Fund. This undertaking is designed to place a maximum limit on Fund expenses (including all fees to be paid to SCMI and Schroder Advisors but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) of 1.60% of the Fund's daily net assets. This expense limitation will apply for the

Fund's first year of operations, and may be withdrawn by a majority vote of the disinterested Trustees. If expense reimbursements are required, they will be made on a monthly basis. SCMI will reimburse the Fund for four-fifths of the amount required and Schroder Advisors, the remaining one-fifth; provided, however, that neither SCMI nor Schroder Advisors nor will be required to make any reimbursements in excess of the fees paid to them by the Fund on a monthly basis for their respective administrative and advisory services. This undertaking to reimburse expenses supplements any applicable state expense limitation.

Certain of the states in which the shares of the Fund may be qualified for sale impose limitations on the expenses of the Fund. If, in any fiscal year, the total expenses of the Fund (excluding taxes, interest, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative fees) exceed the expense limitations applicable to the Fund imposed by the securities regulations of any such state, SCMI will reimburse the Fund for four-fifths of the excess, and Schroder Advisors, the remaining one-fifth of the excess. As of the date of this SAI, the Fund believes that the most restrictive state expense limitation which might be applicable to the Fund requires reimbursement of expenses in any year that applicable Fund expenses exceed 2 1/2% of the first $30 million of the average daily value of Fund net assets, 2% of the next $70 million of the average daily value of Fund net assets and 1 1/2% of the remaining average daily value of Fund net assets.

Except for the expenses paid by SCMI or Schroder Advisors, the Fund bears all costs of its operations.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS

Investment decisions for the Fund and for the other investment advisory clients of SCMI are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which in SCMI's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S. Since most brokerage transactions for the fund will be placed with foreign broker-dealers, certain portfolio transaction costs for the Fund may be higher than fees for similar transactions executed on U.S. securities exchanges. However, the Fund will seek to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Investment Advisory Contract authorizes and directs SCMI to place orders for the purchase and sale of the Fund's investments with brokers or dealers selected by SCMI in its discretion and to seek "best execution" of such portfolio transactions. SCMI places all such orders for the purchase and sale of portfolio securities and buys and sells securities for the Fund through a substantial number of brokers and dealers. In so doing, SCMI uses its best efforts to obtain for the Fund the most favorable price and execution available. The Fund may, however, pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In seeking the most favorable price and execution, SCMI, having in mind the Fund's best interests, considers all factors it may deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealers involved and the quality of service rendered by the broker-dealers in other transactions. For period from commencement of operations through October 31, 1995, the Fund paid a total of $101,087 in brokerage commissions.


It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, SCMI may receive research services from broker-dealers with which SCMI places the Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such items as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to SCMI in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The investment advisory fee paid by the Fund is not reduced because SCMI and its affiliates receive such services.

As permitted by Section 28(e) of the 1934 Act, SCMI may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to SCMI an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. In addition, SCMI may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by the Fund toward payment of Fund expenses, such as custodian fees.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, SCMI may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.


Subject to the general policies of the Fund regarding allocation of portfolio brokerage as set forth above, the Board has authorized the Fund to employ (a) Schroder Wertheim & Company, Incorporated ("Schroder Wertheim") an affiliate of SCMI, to effect securities transactions of the Fund, on the New York Stock Exchange only, and (b) Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), which are affiliated with SCMI, to effect securities transactions of the Fund on various foreign securities exchanges on which Schroder Securities has trading privileges, provided certain other conditions are satisfied as described below.



Payment of brokerage commissions to Schroder Wertheim or Schroder Securities for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on a securities exchange paid by a registered investment company to a broker which is an affiliated person of such investment company or an affiliated person of another person so affiliated not exceed the usual and customary broker's commissions for such transactions. It is the Fund's policy that commissions paid to Schroder Wertheim or Schroder Securities will in the judgment of the officers of SCMI responsible for making portfolio decisions and selecting brokers, be (i) at least as favorable as commissions contemporaneously charged by Schroder Wertheim or Schroder Securities, as the case may be, on comparable transactions for their most favored unaffiliated customers and (ii) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board, including a majority of the non-interested Trustees, has adopted procedures pursuant to Rule 17e-1 promulgated by the Securities and Exchange Commission under Section 17(e) to ensure that commissions paid to Schroder Wertheim or Schroder Securities by the Fund satisfy the foregoing standards. Such procedures will be reviewed at least annually by the Board, including a majority of the non-interested Trustees. The Board will also review all transactions at least quarterly for compliance with such procedures.



It is further a policy of the Fund that all such transactions effected for the Fund by Schroder Wertheim on the New York Stock Exchange be in accordance with Rule 11a2-2(T) promulgated under the 1934 Act, which requires in substance that a member of such exchange not associated with Schroder Wertheim actually execute the transaction on the exchange floor or through the exchange facilities. Thus, while Schroder Wertheim will bear responsibility for determining important elements of execution such as timing and order size, another firm will actually execute the transaction.



Schroder Wertheim will pay a portion of the brokerage commissions it receives from the Fund to the brokers executing the Fund's transactions on the Exchange. In accordance with Rule 11a2-2(T), the Trust has entered into an agreement with Schroder Wertheim permitting it to retain a portion of the brokerage commissions paid to it by the Fund. This agreement has been approved by the Board, including a majority of the non-interested Trustees.



The Fund has no understanding or arrangement to direct any specific portion of its brokerage to Schroder Wertheim or Schroder Securities and will not direct brokerage to Schroder Wertheim or Schroder Securities in recognition of research services.



From time to time, the Fund may purchase securities of a broker or dealer through which its regularly engages in securities transactions. During the fiscal year ended October 31, 1995, the Fund purchased securities of Global Securities, one of its regular broker-dealers. Such securities had a value of $110,979 as of the end of the Fund's fiscal year.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

The net asset value per share of the Fund is determined each day the New York Stock Exchange (the "Exchange") is open as of 4:00 p.m. Eastern Time that day, by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the afternoon of valuation. The Exchange's most recent holiday schedule (which is subject to change) states that it will close on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

The Board has established procedures for the valuation of the Fund's securities:
(i) equity securities listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange are valued at their latest sale prices on such exchange that day prior to the time when assets are valued; in the absence of sales that day, such securities are valued at the mid-market prices (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Fund's investment adviser); (ii) unlisted equity securities for which over-the-counter market quotations are readily available are valued at the latest available mid-market prices prior to the time of valuation; (iii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures; (iv) debt securities having a maturity in excess of 60 days are valued at the mid-market prices determined by a portfolio pricing service or obtained from active market makers on the basis of reasonable inquiry; and (v) short-term debt securities (having a remaining maturity of 60 days or less) are valued at cost, adjusted for amortization of premiums and accretion of discount.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded in the Fund's books as an asset, and an equivalent deferred credit is recorded as a liability. The deferred credit is adjusted

("marked-to-market") to reflect the current market value of the option. Options purchased by the Fund are valued at their mid-market prices in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts and related options are stated at market value.

REDEMPTION IN KIND

In the event that payment for redeemed shares is made wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of the Fund's portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio.

TAXATION

Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund and each other portfolio established from time to time by the Board will be treated as a separate taxpayer for Federal income tax purposes with the result that: (a) each such portfolio must meet separately the income and distribution requirements for qualification as a regulated investment company, and (b) the amounts of investment income and capital gains earned will be determined on a portfolio-by-portfolio (rather than on a Trust-wide) basis.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company the Fund intends to distribute to shareholders at least 90% of its "investment company taxable income" as defined in the Code (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses), and to meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to Federal income tax on its investment company taxable income and "net capital gains" (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation, and its distributions will be taxable to shareholders as ordinary income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% nondeductible excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions of investment company taxable income (including realized net short-term capital gain) are taxable to shareholders as ordinary income. Generally, it is not expected that such distributions will be eligible for the dividends received deduction available to corporations. However, if the Fund acquires at least 10% of the stock of a foreign corporation which has U.S. source income, a portion of the Fund's ordinary income dividends attributable to such income may be eligible for such deduction, if certain requirements are met.

Distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time the Fund shares have been held by a shareholder, and are not eligible for the dividends received deduction. A loss realized by a shareholder on the sale of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss although such shares may have been held by the shareholder for one year or less.
Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment or distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Upon redemption or sale of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares.

Ordinary income dividends paid by the Fund to shareholders who are nonresident aliens will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Dividends and interest received, and, in certain circumstances, capital gains realized, by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service ("IRS") pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and, subject to certain limitations, deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

Due to investment laws in certain emerging market countries, it is anticipated that the Fund's investments in equity securities in such countries will consist primarily of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest, on a portion of distributions from such company and on gain from the disposition of such shares (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs.

The Fund may write, purchase or sell options or futures contracts. Unless the Fund is eligible to make and makes a special election, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for

Federal income tax purposes at the end of each taxable year, i.e., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in options and futures contracts will be 60% long-term and 40% short-term capital gain or loss.

Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's transactions in options and futures contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures.

One of the requirements for qualification as a regulated investment company is that less than 30% of the Fund's gross income may be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund.

Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts not traded in the interbank market, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Fund shares.

The Trust will be required to report to the Internal Revenue Service (the "IRS") all distributions as well as gross proceeds from the redemption of the Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds generally will be subject to the withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Trust with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Trust that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the shareholder's Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of Federal, foreign, state and local taxation.

OTHER INFORMATION

ORGANIZATION

The Trust was originally organized as a Maryland corporation on July 30, 1969. On February 29, 1988, the Trust was recapitalized to enable the Board to establish a series of separately managed investment portfolios, each having different investment objectives and policies. At the time of the recapitalization, the Trust's name was changed from "The Cheapside Dollar Fund Limited" to "Schroder Capital Funds, Inc." On November ___, 1995, the Trust was reorganized as a Delaware business trust. At that time, the Trust's name was changed from "Schroder Capital Funds, Inc." to its present name. The Trust is registered as an open-end management investment company under the Act.

Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series.
The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the portfolio is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

CAPITALIZATION AND VOTING

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide portfolios or series into classes of shares, and the costs of doing so will be borne by the Trust. The Trust currently consists of five separate portfolios, each of which has separate investment objectives and policies, and five classes, one of which pertains to the Fund.

The shares of the Trust are fully paid and nonassessable, and have no preferences as to conversion, exchange, dividends, retirement or other features. The shares have no preemptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. Shares of each class would vote separately to approve investment advisory agreements or changes in investment objectives and other fundamental policies affecting the portfolio to which they pertain, but all classes would vote together in the election of Trustees and ratification of the selection of independent accountants. Shareholders of any particular class would not be entitled to vote on any matters as to which such class were not affected.

The Trust will not hold annual meetings of shareholders. The matters considered at an annual meeting typically include the reelection of Trustees, approval of an investment advisory agreement, and the ratification of the selection of independent accountants. These matters will not be submitted to shareholders unless a meeting of shareholders is held for some other reason, such as those indicated below. Each of the Trustees will serve until death, resignation or removal. Vacancies will be filled by the remaining Trustees, subject to the provisions of the 1940 Act requiring a meeting of shareholders for election of Trustees to fill vacancies when less than a majority of Trustees then in office have been elected by shareholders. Similarly, the selection of accountants and renewal of investment advisory agreements for future years will be performed annually by the Board. Future shareholder meetings will be held to elect Trustees if required by the 1940 Act, to obtain shareholder approval of changes in fundamental investment policies, to obtain shareholder approval of material changes in investment advisory agreements, to select new accountants if the employment of the Trust's accountants has been terminated, and to seek any other shareholder approval required under the 1940 Act. The Board has the power to call a meeting of shareholders at any time when it believes it is necessary or appropriate. In addition, Trust Instrument provides that a special meeting of shareholders may be called at any time for any purpose by the holders of at least 10% of the outstanding shares entitled to be voted at such meeting.

In addition to the foregoing rights, the Trust Instrument provides that holders of at least two-thirds of the outstanding shares of the Trust may remove any person serving as a Trustee either by declaration in writing or at a meeting called for such purpose. Further, the Board is required to call a shareholders meeting for the purpose of considering the removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In addition, the Board is required to provide certain assistance if requested in writing to do so by ten or more shareholders of record (who have been such for at least six months), holding in the aggregate the lesser of shares of the Trust having a total net asset value of at least $25,000 or 1% of the outstanding shares of the Trust, for the purpose of enabling such holders to communicate with other shareholders of the Trust with a view to obtaining the requisite signatures to request a special meeting to consider such removal.

PRINCIPAL SHAREHOLDERS


As of December 22, 1995, the following persons owned of record or beneficially 5% or more of the Fund's shares:

SHAREHOLDER                               SHARE BALANCE   PERCENT OF FUND
-----------                               -------------   ---------------

The Robert Wood Johnson Foundation        2,835,538.752     51.26%
P.O. Box 2316
College Road at Route One
Princeton, NJ 08543

University of Chicago                     869,956.899       15.73%
450 North Cityfront Plaza Drive
Chicago, IL 60611

Schroder Nominees Limited                 642,064.664       11.61%
JHSW Retirement Benefits Scheme
120 Cheapside
London EC2V 6DS England

The Board of Trustees of the Leland       593,376.420       10.73%
Stanford Junior University
c/o Stanford Management Co.
2770 Sand Bill Road
Menlo Park, CA 94025

General Reinsurance Corp.                 421,803.152        7.62%
695 E Main Street
Financial Center
Stamford, CT 06904-2350


CUSTODIAN


The Chase Manhattan Bank, N.A., through its Global Custody Division located in London, England, acts as custodian of the Fund's assets, but plays no role in making decisions as to the purchase or sale of portfolio securities for the Fund. Pursuant to rules adopted under the 1940 Act, the Fund may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Fund assets.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Forum Financial Corp., Portland, Maine, acts as the Fund's transfer agent and dividend disbursing agent.

PERFORMANCE INFORMATION

The Fund may, from time to time, include quotations of its average annual total return in advertisements or reports to shareholders or prospective investors.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                    P (1+T)(n) = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.


For the period from commencement of operations on March 31, 1995 through October 31, 1995, the average annual total return of the Fund was 10.98%.


Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

In connection with communicating total return to current or prospective investors, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Investors who purchase and redeem shares of the Fund through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on these assets). Such fees will have the effect of reducing the average annual total return of the Fund for those investors.

LEGAL COUNSEL



Jacobs Persinger & Parker, 77 Water Street, New York, New York 10005, counsel to the Fund, passes upon certain legal matters in connection with the shares offered by the Fund.

INDEPENDENT ACCOUNTANT


Coopers & Lybrand L.L.P. ("Coopers & Lybrand") serves as independent accountants for the Fund. Coopers & Lybrand provides audit services and consultation in connection with review of U.S. Securities and Exchange Commission filings. Coopers & Lybrand's address is One Post Office Square, Boston, Massachusetts 02109.

FINANCIAL STATEMENTS

The audited Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Investments, notes thereto, and Financial Highlights of the Fund for the period from commencement of operations through October 31, 1995 and the Report of Independent Accountants thereon (included in the Annual Report to shareholders), which are delivered along with this SAI, are incorporated herein by reference.

PART C.  OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements

Included in the Prospectus:

     Financial Highlights.


Incorporated by reference in the Statement of Additional Information for each
Fund:

     For the fiscal year ended October 31, 1995 - Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets; for fiscal years ended 1993 and 1994, Statement of Investments, Notes to Financial Statements, Report of Independent Accountants (for each Fund, filed with the Securities and Exchange Commission on January 9, 1995 as part of Registrant's Annual Report for such Fund pursuant to Rule 30b-1 under the Investment Company Act of 1940, as amended, and incorporated herein by reference)

(b)  Exhibits:

(1) Trust Instrument of Schroder Capital Funds (Delaware) (the "Trust") (filed herewith).

(3)  None.

(4) (a) Sections 2.04 and 2.06 of Registrant's Trust Instrument provide as follows:

          "SECTION 2.04 TRANSFER OF SHARES. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer and such evidence of the genuineness of such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

          "SECTION 2.06 ESTABLISHMENT OF SERIES. The Trust created hereby shall consist of one or more Series and separate and distinct records shall be maintained by the Trust for each Series and the assets associated with any such Series shall be held and accounted for separately from the assets of the Trust or any other Series. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series of the Trust, to establish and designate and to change in any manner any such Series of Shares or any classes of initial or additional Series and to fix such preferences, voting powers, rights and privileges of such Series or classes thereof as the Trustees may from time to time determine, to divide or combine the Shares or any Series or classes thereof into a greater or lesser number, to classify or reclassify any issued Shares or any Series or classes thereof into one or more Series or classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. The establishment and designation of any Series shall be effective upon the adoption of a resolution by a majority of the Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series. A Series may issue any number of Shares and need not issue shares. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by a majority vote abolish that Series and the establishment and designation thereof.

          "All references to Shares in this Trust Instrument shall be deemed to be Shares of any or all Series, or classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust, and each class thereof, except as the context otherwise requires.

          "Each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of all distributions made with respect to such Series. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust."

(5) Form of Investment Advisory Contract between the Trust and Schroder Capital Management International Inc. with respect to each Fund (filed herewith).

(6) Form of Master Distribution Contract and Supplement to be between the Trust and Schroder Fund Advisors Inc. (filed herewith).




(7) (a) Form of Distribution Agrement between the Trust and Schroder Fund Advisors Inc. with respect to Schroder Emerging Markets Fund - Institutional Pprtofolio, Schroder U.S. Smaller Companies Fund, Schroder Latin American Fund and International Equity Fund (filed herewith).

     (b) Form of Distribution Agrement between the Trust and Schroder Capital Management International Inc. with respect to Schroder U.S. Equity Fund (filed herewith).

(8) Form of Global Custody Agreement between the Trust and The Chase Manhattan Bank, N.A. (filed herewith).



(9) (a) Form of Administrative Services Agreement with Schroder Fund Advisors Inc. with respect to each Fund except Schroder U.S. Equity Fund (filed herewith).

     (b) Form of Sub-Administration Agreement with Forum Financial Services, Inc. (filed herewith).

     (c) Form of Transfer Agency Agreement with Forum Financial Corp. (filed herewith).

     (d) Form of Fund Accounting Agreement with Forum Financial Corp. (filed herewith).

(10) Opinion of Jacobs Persinger & Parker as to legality of shares issued by the Trust (filed herewith).

(11) Consent of Coopers & Lybrand L.L.P. (filed herewith).

(15) (a) Form of Master Distribution Plan adopted by Registrant (filed herewith).

     (b) Form of Distribution Plan Supplement with respect to each Fund (filed herewith).


Other Exhibits:

     Copies of Powers of Attorney pursuant to which Trustees have signed this Post-Effective Amendment (filed as Other Exhibits to Post-Effective Amendment No. 45 and incorporated herein by reference).

     Copy of Power of Attorney pursuant to which Mr. Jackowitz has signed this Post-Effective Amendment (filed as an Other Exhibit to Post-Effective Amendment No. 45 and incorporated herein by reference).

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

     (1)  (2)

                                          Number of Record
                                             Holders as of
     Title of Class                       December 22, 1995
     --------------                       ------------------

     Schroder U.S. Equity Fund                   637

     International Equity Fund                 1,810

     Schroder U.S. Smaller
       Companies Fund                              5

     Schroder Emerging Markets Fund
     Institutional Portfolio                       6

     Schroder Latin American Fund                N/A


ITEM 27.  INDEMNIFICATION.


      In accordance with Section 3803 of the Delaware Business Trust Act,
SECTION 5.2 of the Registrant's Trust Instrument provides as follows:

     "5.2. INDEMNIFICATION.

          "(a)    Subject to the exceptions and limitations contained in Section
     (b) below:

          "(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

          "(ii)   The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words

     "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          "(b)    No indemnification shall be provided hereunder to a Covered
     Person:

               "(i)    Who shall have been adjudicated by a court or body
          before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or

               "(ii)   In the event of a settlement, unless there has been a
          determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office,

               "(A)    By the court or other body approving the settlement;

               "(B)    By at least a majority of those Trustees who are neither
               Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

               "(C)    By written opinion of independent legal counsel based
               upon a review of readily available facts (as opposed to a full trial-type inquiry);

     provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

     "(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

     "(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust is insured against losses arising out of any such advance payments or (c)
     either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

          "(e)    Conditional advancing of indemnification monies under this
     Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or
     (b) a majority of a quorum of the Trust's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

          "(f)    In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder's heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series."


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     (a) Schroder Capital Management International Inc. ("SCMI") provides advisory services to individuals, businesses and other entities (including registered investment companies). SCMI is a wholly-owned United States subsidiary of Schroders Incorporated, the wholly-owned United States holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial service companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in seventeen countries worldwide.

     (b) Several of SCMI's officers and/or directors also serve as officers and/or directors of, or are employed by, various other entities within the Schroder Group.

     The following are the directors and principal officers of SCMI, including their business connections which are of a substantial nature. The address of each company listed, unless otherwise noted, is 33 Gutter Lane, London EC2V 8AS, United Kingdom. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of SCMI which provides investment management services to international clients located principally in the United States.


     I. Peter Sedgwick, Chairman. Mr. Sedgwick is also Vice Chairman of Schroders PLC, 120 Cheapside, London EC2V 6DS, United Kingdom, the holding company of the various Schroder companies, Chairman and Director of Schroder Ltd., Director and Chief Executive Officer of Schroder Investment Management Limited, an investment management company, Director of Schroder Investment Management (UK) Limited, Schroder Personal Financial Management Limited, Schroder Investment Management (Europe) Limited, Schroder Investment Trust Management Limited and Church, Charity & Local Authorities Fund Managers Limited, 2 Fore Street, London EC2Y 5AQ, United Kingdom, each an investment management company, and Director, The Equitable Life Assurance Company, Walton Street, Aylesbury, Bucks, United Kingdom, a life assurance company. Mr. Sedgwick is also a director of various nominee companies and of various unit trust companies, investment trusts and closed end investment companies for which SCMI and/or its affiliates provide investment services.

     David M. Salisbury, Chief Executive Officer. Mr. Salisbury is also the Joint Chief Executive Officer and Director of Schroder Ltd. and Director of Dimensional Fund Advisors Inc., 1299 Ocean Avenue, Santa Monica, California, an investment advisory company and DFA Securities Inc., a broker dealer subsidiary of Dimensional Fund Advisors Inc. located at the same address. Until October 1992 Mr. Salisbury was Chairman of Schroder Fund Advisors Inc. ("Schroder Advisors"), 787 Seventh Avenue, New York, New York, a broker dealer. Mr. Salisbury is a director or former director of various investment trust companies and closed end investment companies for which SCMI and/or its affiliates provide investment services.

     John S. Ager, Director.  Mr. Ager is also a Director of Schroder Ltd.

     Richard R. Foulkes, Director.  Mr. Foulkes is also a Director of Schroder
     Ltd.

     David Gibson, Director. Mr. Gibson is also a Director of Schroder Ltd. and Director of Schroder Investment Management Limited.

     C. John Govett, Director. Mr. Govett is also a Director of Schroder Ltd., Schroder Investment Management Limited, Schroder Personal Investment Management (investment adviser), Schroder Ventures Limited (investment adviser) and Schroder Venture International Holdings Limited (investment adviser). He is Chairman and Director of Schroder Properties Limited. He is also Director of several investment companies for which SCMI and/or its affiliates provide investment services.

     Sharon L. Haugh, Director. Ms. Haugh is also a Director of Schroder Ltd. and Director of Schroder Advisors.

     Laura E. Luckyn-Malone, Director. Ms. Luckyn-Malone is also a Director of Schroder Ltd. and President and Director of a closed-end investment company for which SCMI and/or its affiliates provide investment services.

     Gavin D.L. Ralston, Director.  Mr. Ralston is also a Director of Schroder
     Ltd.

     Mark J. Smith, Director. Mr. Smith is also Director, Schroder Ltd. and Schroder Investment Management (Guernsey) Limited, an investment management company, and Director and Vice President of Schroder Advisors. Mr. Smith is also a director of various investment trusts and open end investment companies for which SCMI and/or its affiliates provide investment services.

     John A. Troiano, Director. Mr. Troiano is also a Director of Schroder Ltd., Director of Schroder Advisors and President and Director of open end investment companies for which Schroder and/or its affiliates provide investment services.


     Jane Lucas, Director. Ms. Lucas is also a director Schroder Wertheim Investment Services, an affiliate of SCMI.


     Andrew R. Barker, First Vice President. Mr. Barker is also First Vice President of Schroder Ltd.

     J. Ann Bonathan, First Vice President. Ms. Bonathan is also First Vice President of Schroder Ltd. During the last two years, Ms. Bonathan has been Deputy Head of Custody Operations of SG Warburg, 1 Finsbury Avenue, London, merchant bankers.

     John D. Burns, First Vice President. During the last two years, Mr. Burns has been First Vice President of Schroder Ltd. and Assistant Director of Morgan Grenfell Asset Management Ltd., 20 Finsbury Circus, London EC2M 1NB, an investment adviser.

     Heather F. Crighton, Vice President. Ms. Crighton is also Vice President of Schroder Ltd.

     Louise Crouset, First Vice President. Mr. Crouset is also First Vice President of Schroder Ltd. and, until October 1993, was Vice President of Wellington Management, an investment adviser.

     Robert C. Davy, First Vice President. Mr. Davy is also a Director of Schroder Ltd. and an officer of open end investment companies for which SCMI and/or its affiliates provide investment services.

     Margaret H. Douglas-Hamilton, Secretary. Ms. Douglas-Hamilton is also First Vice President and General Counsel of Schroders Incorporated, 787 Seventh Avenue, New York, New York, the holding company for various United States based SCMI affiliates. Ms. Douglas-Hamilton is also Secretary to various SCMI affiliates, including Schroder Advisors.

     Abdallah Nauphal, First Vice President.

     Joshua Shapiro, First Vice President.

     John Stainsby, First Vice President. Mr. Stainsby is also First Vice President of Schroder Ltd.

     Ellen B. Sullivan, First Vice President.

     Fariba Talebi, First Vice President. Ms. Talebi is also an officer of various open end investment companies for which SCMI and/or its affiliates provide investment services.

     Jan Kees van Heusde, First Vice President. Mr. van Heusde is also First Vice President of Schroder Ltd.

     Patrick Vermeulen, Vice First President. Mr. Vermeulen is also Vice First President of Schroder Ltd.

     Kathleen Adams, Vice President. Ms. Adams is also Vice President of Schroder Advisors.

     Mark J. Astley, Vice President.

     William H. Barnes, Vice President. During the last two years, Mr. Barnes has been a marketer at Nomura Capital Management Ltd., 180 Maiden Lane New York, NY 10038, and investment adviser.

     Susan M. Belson, Vice President.

     Alan Gilston, Vice President.

     Robert A. Jackowitz, Vice President.

     Clare L. Latham, Vice President. During the last two years, Ms. Latham has been First Vice President of Schroder Ltd. and Analyst at the Bank of England, Threadneedle Street, London EC2R 8AH.

     Catherine A. Mazza, Vice President. During the last two years, Ms. Mazza has been a Vice President of Alliance Capital, 1345 Sixth Avenue, New York, NY 10105, an investment adviser.

     Robert J. Martorana, Vice President.

     Thomas Melendez, Vice President. During the last two years, Mr. Melendez has been a Vice President of Natwest Securities, 175 Water Street, New York, NY, an investment adviser.

     Ira L. Unschuld, Vice President. Mr. Unschuld is also an officer of various open end investment companies for which SCMI and/or its affiliates provide investment services.

     Dawn M. Vroegop, Vice President. During the last two years, Ms. Vroegop has been an Associate of A.T. Keaney, Inc., 153 East 53rd Street, New York, NY, management consultants.

ITEM 29.  PRINCIPAL UNDERWRITERS.


     (a) Schroder Fund Advisors, Inc., the Registrant's principal underwriter, also serves as underwriter to WSIS Series Trust.


     (b) Following is information with respect to each officer and director of Schroder Fund Advisors Inc., the Distributor of the shares of International Equity Fund, Schroder U.S. Equity Fund, Schroder U.S. Smaller Companies Fund, Schroder Emerging Markets Fund and Schroder Latin American Fund (each a series of the Registrant):

                                                           Position and
     Name and Principal        Position and Offices        Offices with
     Business Address*         with Distributor            Registrant
     ------------------        ----------------            ------------
     Laura E. Luckyn-Malone     Chairman and                Director and
                                President                   President

     Sharon L. Haugh            Director                    None

     Mark J. Smith              Director and Vice           Director and Vice
                                President                   President

     John A. Troiano            Director                    Vice President

     Margaret H. Douglas-
     Hamilton                   Secretary                   Secretary

     Kathleen Adams             Vice President              None

     Catherine A. Mazza         Vice President              Vice President

     Robert Jackowitz           Treasurer                   Treasurer

     * Address for each is 787 Seventh Avenue, New York, New York 10019 except for John A. Troiano and Mark J. Smith each of whose address is 33 Gutter Lane, London, England.

     (c)  Inapplicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

     The accounts, books and other documents required to be maintained by Registrant with respect to Schroder Emerging Markets Fund pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Schroder Capital Management International Inc. and Schroder Fund Advisors Inc., 787 Seventh Avenue, New York, New York 10019 and/or 33 Gutter Lane, London EC2V 8AS, England, except that certain items will be maintained at the following locations:


     (a) Forum Financial Corp., Two Portland Square, Portland, Maine 04101 (shareholder records).

     (b) Forum Financial Services, Inc., Two Portland Square, Portland, Maine, 04101 (corporate minute book).


ITEM 31.  MANAGEMENT SERVICES.

     Inapplicable.

ITEM 32.  UNDERTAKINGS.

     Inapplicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 9th day of January, 1996.

                                SCHRODER CAPITAL FUNDS (DELAWARE)

                                By: /s/ Laura E. Luckyn-Malone
                                    --------------------------
                                    Laura E. Luckyn-Malone
                                    President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities indicated on the 9th day of January, 1996.

     Signatures                                             Title
     ----------                                             -----

(a)  Principal Executive Officer

     /s/ Laura E. Luckyn-Malone                             President
     --------------------------                             and Trustee
     Laura E. Luckyn-Malone

(b)  Principal Financial and
     Accounting Officer
                                                            Treasurer

     --------------------------
     Robert Jackowitz*


(c)  Majority of the Trustees

     /s/ Laura E. Luckyn-Malone                             Trustee
     --------------------------
     Laura E. Luckyn-Malone

     PETER E. GUERNSEY*                                     Trustee
     RALPH E. HANSMANN*                                     Trustee
     JOHN I. HOWELL*                                        Trustee
     HERMANN C. SCHWAB*                                     Trustee
     MARK J. SMITH*                                         Trustee

     *By: /s/ Thomas G. Sheehan
          ----------------------
          Thomas G. Sheehan, Attorney-in-Fact

                                   SIGNATURES

On behalf of Schroder Capital Funds, being duly authorized, I have duly caused this amendment to the Registration Statement of Schroder Capital Funds, Inc. to be signed in the City of New York, State of New York on the 9th day of January, 1996.

                                SCHRODER CAPITAL FUNDS

                                By: /s/ Laura E. Luckyn-Malone
                                    --------------------------
                                    Laura E. Luckyn-Malone
                                    President

This amendment to the Registration Statement of Schroder Capital Funds, Inc. has been signed below by the following persons in the capacities indicated on the 9th day of December, 1996.

     Signatures                                             Title
     ----------                                             -----

(a)  Principal Executive Officer

     /s/ Laura E. Luckyn-Malone                             President
     --------------------------                             and Trustee
     Laura E. Luckyn-Malone

(b)  Principal Financial and
     Accounting Officer


                                                            Treasurer
     --------------------------
     Robert Jackowitz*


(c)  Majority of the Trustees

     /s/ Laura E. Luckyn-Malone                             Trustee
     --------------------------
     Laura E. Luckyn-Malone

     PETER E. GUERNSEY*                                     Trustee
     RALPH E. HANSMANN*                                     Trustee
     JOHN I. HOWELL*                                        Trustee
     HERMANN C. SCHWAB*                                     Trustee
     MARK J. SMITH*                                         Trustee

     *By: /s/ Thomas G. Sheehan
          ---------------------
          Thomas G. Sheehan, Attorney-in-Fact

                                INDEX TO EXHIBITS
Item      Description
----      -----------

(1)       Trust Instrument of Schroder Capital Funds (Delaware) (the "Trust")

(5)(a) Form of Investment Advisory Contract between the Trust and Schroder Capital Management International Inc. with respect to Schroder Emerging Markets Fund - Institutional Pprtofolio, Schroder U.S. Smaller Companies Fund, Schroder Latin American Fund and International Equity Fund

(5)(b) Form of Investment Advisory Contract between the Trust and Schroder Capital Management International Inc. with respect to Schroder U.S. Equity Fund

(6)(a) Form of Distribution Agreement between the Trust and Schroder Fund Advisors Inc. with respect to Schroder Emerging Markets Fund - Institutional Portfolio, Schroder U.S. Smaller Companies Fund, Schroder Latin American Fund and International Equity Fund


(6)(b) Form of Distribution Agrement between the Trust and Schroder Capital Management International Inc. with respect to Schroder U.S. Equity Fund

(8) Form of Global Custody Agreement to be between the Trust and The Chase Manhattan Bank, N.A.

(9)(a) Form of Administrative Services Agreement with Schroder Fund Advisors Inc. with respect to each Fund except Schroder U.S. Equity Fund

(9)(b)    Form of Sub-Administration Agreement with Forum Financial Services,
          Inc.

(9)(c)    Form of Transfer Agency Agreement with Forum Financial Corp.

(9)(d)    Form of Fund Accounting Agreement with Forum Financial Corp.

(10) Opinion of Jacobs Persinger & Parker as to legality of shares to be issued by the Trust

(11)      Consent of Coopers & Lybrand L.L.P.

(15)      Form of Distribution Plan adopted by Registrant